Exhibit 4.1

EXECUTION VERSION

RESTATEMENT AGREEMENT

RESTATEMENT AGREEMENT, dated as of March 10, 2016 (this “Restatement Agreement”), among Constellation Brands, Inc., a Delaware corporation (the “Company”), CIH International S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B 176.850 with a share capital of US$1,000,000 (the “Original European Borrower”) and CIH Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B 176.841 with a share capital of US$25,050 (the “Additional European Borrower” and together with the Original European Borrower, the “European Borrowers” and together with the Company, the “Borrowers”), the Guarantors, CI Cerveza S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B176.833 and having a share capital of U.S.$25,050 (“CI Cerveza”), Bank of America, N.A., as Administrative Agent (as defined below), and the other parties hereto.

PRELIMINARY STATEMENTS

A.          The Company and the Original European Borrower have entered into a Credit Agreement dated as of May 3, 2012, as amended and restated by the Amended and Restated Credit Agreement, dated August 8, 2012, as further amended and restated by the Second Amended and Restated Credit Agreement, dated May 2, 2013, as further amended and restated by the Third Amended and Restated Credit Agreement, dated May 28, 2014, as further amended by the Amendment No. 1 to the Third Amended and Restated Credit Agreement, dated as of August 20, 2014 and as further amended by the Amendment No. 2 to the Third Amended and Restated Credit Agreement, dated as of July 16, 2015, among the Company, the Original European Borrower, the Lenders party thereto, Bank of America, N.A., as swingline lender (in such capacity, “Swingline Lender”), as issuing bank (in such capacity, “Issuing Bank”), and as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and the other parties thereto (the “Original Credit Agreement”).

B.          The parties hereto wish to amend and restate the Original Credit Agreement in its entirety on the terms set forth in the Fourth Amended and Restated Credit Agreement (as defined below).

C.          The Lenders who execute and deliver this Restatement Agreement have agreed to amend and restate the Original Credit Agreement in its entirety in the form attached as Annex A hereto (the Original Credit Agreement, as so amended and restated, being referred to as the “Fourth Amended and Restated Credit Agreement”) subject to the satisfaction of the conditions set forth in Section 3 hereto and in Section 4.01 of the Fourth Amended and Restated Credit Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Definitions.  Capitalized terms not otherwise defined in this Restatement Agreement have the same meanings as specified in the Fourth Amended and Restated Credit Agreement or, if not defined therein, in the Original Credit Agreement.

SECTION 2.  Amendment and Restatement.  Effective as of the Restatement Effective Date (as defined in the Fourth Amended and Restated Credit Agreement), the Original Credit Agreement (including the schedules and exhibits thereto) is hereby amended and restated in the form of Annex A hereto.

SECTION 3.  Conditions to Effectiveness of this Restatement Agreement.  This Restatement Agreement shall become effective when the Administrative Agent shall have received counterparts to this Restatement Agreement, duly executed and delivered by each Loan Party, CI Cerveza, the Administrative Agent, the Swingline Lender, each Issuing Bank, the Required Lenders under the Original Credit Agreement, each Lender that will have an increased European Revolving Commitment after giving effect to the Fourth Amended and Restated Credit Agreement, as listed on Schedule 2.01 to Annex A, and each European Term A-1 Lender, as listed on Schedule 2.01 to Annex A; provided that the Restatement Effective Date shall be subject to the satisfaction or waiver of the conditions set forth in Section 4.01 of the Fourth Amended and Restated Credit Agreement.

SECTION 4.  Representations and Warranties.  The Borrowers represent and warrant as follows as of the date hereof:

(a)        The execution, delivery and performance by the Loan Parties of this Restatement Agreement has been duly authorized by all necessary corporate or other organizational action. The execution, delivery and performance by the Loan Parties of this Restatement Agreement will not (a) violate the organizational documents of any Loan Party, (b) violate any law applicable to any Loan Party, (c) violate or result in a default or require any consent or approval under any indenture, agreement or other instrument binding upon any Loan Party or its property, or give rise to a right thereunder to require any payment to be made by any Loan Party, except for violations, defaults, failures to obtain any consent or approval or the creation of such rights that could not reasonably be expected to result in a Material Adverse Effect, and (d) result in the creation or imposition of any Lien on any property of any Loan Party, except Liens created by the Loan Documents.

(b)        This Restatement Agreement has been duly executed and delivered by each Loan Party. Each of this Restatement Agreement, the Fourth Amended and Restated Credit Agreement and each other Loan Document to which any Loan Party is a party, after giving effect to the amendments pursuant to this Restatement Agreement, constitutes a legal, valid and binding obligation of each applicable Loan Party, enforceable against each such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)        Each of the representations and warranties of the Borrowers and each other Loan Party contained in Article III of the Fourth Amended and Restated Credit Agreement or any other Loan Document, is true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

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SECTION 5.  Acknowledgment and Reaffirmation of Guarantors.  The Guarantors, the Company, the Original European Borrower, the Additional European Borrower and CI Cerveza acknowledge and consent to all terms and conditions of this Restatement Agreement and the Fourth Amended and Restated Credit Agreement and agree that this Restatement Agreement and the Fourth Amended and Restated Credit Agreement and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’, the Company’s, the Original European Borrower’s, the Additional European Borrower’s and CI Cerveza’s obligations under the Loan Documents. Each Guarantor hereby ratifies and confirms its obligations under the Loan Documents, including, without limitation, its guarantee of the Obligations and its grant of the security interest in the Collateral to secure the Obligations. The Company hereby ratifies and confirms its obligations under the Loan Documents, including, without limitation, its guarantee of the European Obligations and its grant of the security interest in the Collateral to secure the Obligations. The Original European Borrower, the Additional European Borrower and CI Cerveza hereby ratify and confirm their obligations under the Loan Documents, including, without limitation, their grant of the security interest in the Collateral to secure the European Obligations. Each Guarantor, the Company, the Original European Borrower, the Additional European Borrower and CI Cerveza acknowledge that from and after the date hereof, all Loans (including Revolving Loans) made under the Fourth Amended and Restated Credit Agreement from time to time outstanding shall be deemed to be Obligations. Each Guarantor, the Company, the Original European Borrower, the Additional European Borrower and CI Cerveza acknowledge, confirm and agree that the liens and security interests granted to the Administrative Agent pursuant to any Loan Document shall continue to be valid, enforceable first-priority liens and security interests, subject, in each case, only to Liens permitted by Section 6.02 of the Fourth Amended and Restated Credit Agreement.

SECTION 6.  Certain Tax Matters.  Solely for purposes of determining withholding Taxes imposed under FATCA, from and after the Restatement Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans (including any Loans already outstanding) as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION 7.  Execution in Counterparts.  This Restatement Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Restatement Agreement shall be effective as delivery of an original executed counterpart of this Restatement Agreement.

SECTION 8.  Successors.  The terms of this Restatement Agreement shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.

SECTION 9.  Governing Law.  This Restatement Agreement shall be construed in accordance with and governed by the law of the State of New York (without regard to the conflict of law principles thereof to the extent that the application of the laws of another jurisdiction would be required thereby).

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IN WITNESS WHEREOF, the parties hereto have caused this Restatement Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CONSTELLATION BRANDS, INC.

By:	/s/ Oksana S. Dominach
	Name:	Oksana S. Dominach
	Title:	Vice President and Treasurer

[CONSTELLATION - RESTATEMENT AGREEMENT]

CIH INTERNATIONAL S.À R.L.

By:	/s/ Nicolas Susgin
	Name:	Nicolas Susgin
	Title:	Category A Manager

CIH HOLDINGS S.À R.L.

By:	/s/ Nicolas Susgin
	Name:	Nicolas Susgin
	Title:	Category A Manager

CIH CERVEZA S.À R.L.

By:	/s/ Nicolas Susgin
	Name:	Nicolas Susgin
	Title:	Category A Manager

[CONSTELLATION - RESTATEMENT AGREEMENT]

ALCOFI INC.
CONSTELLATION BRANDS BEACH HOLDINGS, INC.
CONSTELLATION BRANDS SMO, LLC
CONSTELLATION BRANDS U.S. OPERATIONS, INC.
CONSTELLATION LEASING, LLC
CONSTELLATION SERVICES LLC
CONSTELLATION TRADING COMPANY, INC.
FRANCISCAN VINEYARDS, INC.
ROBERT MONDAVI INVESTMENTS
THE HOGUE CELLARS, LTD.

By:	/s/ Oksana S. Dominach
Name: Oksana S. Dominach
Title: Vice President and Treasurer

CONSTELLATION BEERS LTD.
CONSTELLATION MARKETING SERVICES, INC.
CROWN IMPORTS LLC
HOME BREW MART, INC.

By:	/s/ Oksana S. Dominach
Name: Oksana S. Dominach
Title: Vice President and Treasurer

[CONSTELLATION - RESTATEMENT AGREEMENT]

BANK OF AMERICA, N.A.,
individually as a Lender, Swingline Lender
and Issuing Bank

By:	/s/ Colleen M. O’Brien
	Name:	Colleen M. O’Brien
	Title:	SVP

[CONSTELLATION - RESTATEMENT AGREEMENT]

BANK OF AMERICA, N.A.,
individually as Administrative Agent

By:	/s/ Colleen M. O’Brien
	Name:	Colleen M. O’Brien
	Title:	SVP

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Colleen M. O’Brien
	Name:	Colleen M. O’Brien
	Title:	SVP

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

COÖPERATIEVE RABOBANK U.A.,
as a Lender

By:	/s/ Claire Laury
	Name:	Claire Laury
	Title:	Executive Director

By:	/s/ Megan Buckley
	Name:	Megan Buckley
	Title:	Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Kenneth Washington
	Name:	Kenneth Washington
	Title:	Senior Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Harumi Kambara
	Name:	Harumi Kambara
	Title:	Authorized Signatory

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Tony Yung
	Name:	Tony Yung
	Title:	Executive Director

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

M&T BANK,
as a Lender

By:	/s/ Ryan T. Feltner
	Name:	Ryan T. Feltner
	Title:	Assistant Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

SUMITOMO MITSUI BANKING
CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

TD BANK, N.A.,
as a Lender

By:	/s/ Alan Garson
	Name:	Alan Garson
	Title:	Senior Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

SUNTRUST BANK,
as a Lender

By:	/s/ Tesha Winslow
	Name:	Tesha Winslow
	Title:	Director

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Kenneth M. Blackwell
	Name:	Kenneth M. Blackwell
	Title:	Senior Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.,
New York Branch,
as a Lender

By:	/s/ Brian Crowley
	Name:	Brian Crowley
	Title:	Managing Director

By:	/s/ Cara Younger
	Name:	Cara Younger
	Title:	Director

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

FIFTH THIRD BANK,
as a Lender

By:	/s/ Michael S. Barnett
	Name:	Michael S. Barnett
	Title:	Managing Director

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

BANK OF THE WEST,
as a Lender

By:	/s/ Grant Hoffman
	Name:	Grant Hoffman
	Title:	Vice President

By:	/s/ Parker T. Callister
	Name:	Parker T. Callister
	Title:	Director

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Michelle C. Phillips
	Name:	Michelle C. Phillips
	Title:	Director and Execution Head

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

HSBC BANK USA, N.A.,
as a Lender

By:	/s/ Ross Graney
	Name:	Ross Graney
	Title:	Assistant Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Nathan Walvoord
	Name:	Nathan Walvoord
	Title:	Assistant Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Michael N. Ryno
	Name:	Michael N. Ryno
	Title:	Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

BANK OF MONTREAL, London Branch,
as a Lender

By:	/s/ Tony Ebdon
	Name:	Tony Ebdon
	Title:	Managing Director

By:	/s/ Scott Matthews
	Name:	Scott Matthews
	Title:	Managing Director

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

BANK OF MONTREAL,
as a Lender

By:	/s/ Joan Murphy
	Name:	Joan Murphy
	Title:	Director

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

CREDIT SUISSE AG, Cayman Islands Branch,
as a Lender

By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Authorized Signatory

By:	/s/ Gregory Fantoni
	Name:	Gregory Fantoni
	Title:	Authorized Signatory

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ David Lim
	Name:	David Lim
	Title:	Authorized Signatory

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

FIRST HAWAIIAN BANK,
as a Lender

By:	/s/ Todd T. Nitta
	Name:	Todd T. Nitta
	Title:	Senior Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

WESTPAC BANKING CORPORATION,
as a Lender

By:	/s/ Stuart Brown
	Name:	Stuart Brown
	Title:	Director

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

FIRST NIAGARA BANK, N.A.,
as a Lender

By:	/s/ Randall R. Phillips
	Name:	Randall R. Phillips
	Title:	Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

BNP PARIBAS,
as a Lender

By:	/s/ Pamela J. Fitton
	Name:	Pamela J. Fitton
	Title:	Managing Director

By:	/s/ Melissa Dykl
	Name:	Melissa Dykl
	Title:	Director

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Brian H. Gallagher
	Name:	Brian H. Gallagher
	Title:	Senior Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

KEY BANK, N.A.,
as a Lender

By:	/s/ Phil Muscato
	Name:	Phil Muscato
	Title:	SVP Commercial Banking

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Sophia E. Love
	Name:	Sophia E. Love
	Title:	Senior Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

GOLDMAN SACHS BANK USA,
as a European Term A-1 Lender

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

BANK OF AMERICA, N.A.,
as a European Term A-1 Lender

By:	/s/ Colleen M. O’Brien
	Name:	Colleen M. O’Brien
	Title:	SVP

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

WELLS FARGO BANK, N.A.,
as a European Term A-1 Lender

By:	/s/ Kenneth Washington
	Name:	Kenneth Washington
	Title:	Senior Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

JPMORGAN CHASE BANK, N.A.,
as a European Term A-1 Lender

By:	/s/ Tony Yung
	Name:	Tony Yung
	Title:	Executive Director

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.,
New York Branch,
as a European Term A-1 Lender

By:	/s/ Brian Crowley
	Name:	Brian Crowley
	Title:	Managing Director

By:	/s/ Cara Younger
	Name:	Cara Younger
	Title:	Director

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

TD BANK, N.A.,
as a European Term A-1 Lender

By:	/s/ Alan Garson
	Name:	Alan Garson
	Title:	Senior Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

M&T BANK,
as a European Term A-1 Lender

By:	/s/ Ryan T. Feltner
	Name:	Ryan T. Feltner
	Title:	Assistant Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

SUMITOMO MITSUI BANKING CORPORATION,
as a European Term A-1 Lender

By:	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

BARCLAYS BANK PLC,
as a European Term A-1 Lender

By:	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

THE BANK OF EAST ASIA, LIMITED,
New York Branch,
as a European Term A-1 Lender

By:	/s/ James Hua
	Name:	James Hua
	Title:	SVP

By:	/s/ Kitty Sin
	Name:	Kitty Sin
	Title:	SVP

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

COÖPERATIEVE RABOBANK U.A.,
as a European Term A-1 Lender

By:	/s/ Claire Laury
	Name:	Claire Laury
	Title:	Executive Director

By:	/s/ Megan Buckley
	Name:	Megan Buckley
	Title:	Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

SUNTRUST BANK,
as a European Term A-1 Lender

By:	/s/ Tesha Winslow
	Name:	Tesha Winslow
	Title:	Director

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

SCOTIABANK (IRELAND) LIMITED,
as a European Term A-1 Lender

By:	/s/ Clive Sinnamon
	Name:	Clive Sinnamon
	Title:	Director

By:	/s/ Sue Foster
	Name:	Sue Foster
	Title:	CEO

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

HSBC BANK USA, N.A.,
as a European Term A-1 Lender

By:	/s/ Ross Graney
	Name:	Ross Graney
	Title:	Assistant Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

BRANCH BANKING AND TRUST COMPANY,
as a European Term A-1 Lender

By:	/s/ Kenneth M. Blackwell
	Name:	Kenneth M. Blackwell
	Title:	Senior Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

FIFTH THIRD BANK,
as a European Term A-1 Lender

By:	/s/ Michael S. Barnett
	Name:	Michael S. Barnett
	Title:	Managing Director

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

THE HUNTINGTON NATIONAL BANK,
as a European Term A-1 Lender

By:	/s/ Brian H. Gallagher
	Name:	Brian H. Gallagher
	Title:	Senior Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a Lender under the Original Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

FIRST COMMERCIAL BANK, LTD., a Republic
of China bank acting through its Los Angeles branch,
as a Lender

By:	/s/ Max Liao
	Name:	Max Liao
	Title:	S.A.V.P. & Deputy General Manager

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

WASHINGTON FEDERAL, N.A.,
as a European Term A-1 Lender

By:	/s/ Michael S. Brown
	Name:	Michael S. Brown
	Title:	SVP

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

BANK OF THE WEST,
as a European Term A-1 Lender

By:	/s/ Grant Hoffman
	Name:	Grant Hoffman
	Title:	Vice President

By:	/s/ Parker T. Callister
	Name:	Parker T. Callister
	Title:	Director

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

PNC BANK, NATIONAL ASSOCIATION,
as a European Term A-1 Lender

By:	/s/ Nathan Walvoord
	Name:	Nathan Walvoord
	Title:	Assistant Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

BANK OF MONTREAL,
as a European Term A-1 Lender

By:	/s/ Joan Murphy
	Name:	Joan Murphy
	Title:	Director

BANK OF MONTREAL, London Branch,
as a European Term A-1 Lender

By:	/s/ Tony Ebdon
	Name:	Tony Ebdon
	Title:	Managing Director

By:	/s/ Scott Matthews
	Name:	Scott Matthews
	Title:	Managing Director

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

CREDIT SUISSE AG, Cayman Islands Branch,
as a European Term A-1 Lender

By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory

By:	/s/ Gregory Fantoni
	Name:	Gregory Fantoni
	Title:	Authorized Signatory

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

STIFEL BANK & TRUST,
as a European Term A-1 Lender

By:	/s/ Joseph L. Sooter, Jr.
	Name:	Joseph L. Sooter, Jr.
	Title:	Senior Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

U.S. BANK NATIONAL ASSOCIATION,
as a European Term A-1 Lender

By:	/s/ Michael N. Ryno
	Name:	Michael N. Ryno
	Title:	Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

MIZUHO BANK, LTD.,
as a European Term A-1 Lender

By:	/s/ David Lim
	Name:	David Lim
	Title:	Authorized Signatory

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a European Term A-1 Lender

By:	/s/ Harumi Kambara
	Name:	Harumi Kambara
	Title:	Authorized Signatory

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

EASTERN BANK,
as a European Term A-1 Lender

By:	/s/ Daniel C. Field
	Name:	Daniel C. Field
	Title:	Senior Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

FIRST HAWAIIAN BANK,
as a European Term A-1 Lender

By:	/s/ Todd T. Nitta
	Name:	Todd T. Nitta
	Title:	Senior Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

WESTPAC BANKING CORPORATION,
as a European Term A-1 Lender

By:	/s/ Stuart Brown
	Name:	Stuart Brown
	Title:	Director

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

BNP PARIBAS,
as a European Term A-1 Lender

By:	/s/ Pamela J. Fitton
	Name:	Pamela J. Fitton
	Title:	Managing Director

By:	/s/ Melissa Dykl
	Name:	Melissa Dykl
	Title:	Director

[CONSTELLATION - RESTATEMENT AGREEMENT]

By executing this signature page as a European Term A-1 Lender under the Fourth Amended and Restated Credit Agreement, the undersigned institution agrees to the terms of the Restatement Agreement and the Fourth Amended and Restated Credit Agreement.

CAPITAL ONE, NATIONAL ASSOCIATION,
as a European Term A-1 Lender

By:	/s/ George J. Ahlmeyer
	Name:	George J. Ahlmeyer
	Title:	Senior Vice President

[CONSTELLATION - RESTATEMENT AGREEMENT]

ANNEX A

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

[SEE ATTACHED]

EXECUTION VERSION

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

March 10, 2016

among

CONSTELLATION BRANDS, INC.,

as the Company

CIH INTERNATIONAL S.À R.L.,

as the Original European Borrower

CIH HOLDINGS S.À R.L.,

as the Additional European Borrower

and

BANK OF AMERICA, N.A.,

as Administrative Agent,

The Lenders Party Hereto,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

and

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH

WELLS FARGO SECURITIES, LLC

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

JPMORGAN CHASE BANK, N.A.

M&T BANK

SUMITOMO MITSUI BANKING CORPORATION,

as Joint Lead Arrangers and Joint Bookrunning Managers

TD BANK, N.A.

SUNTRUST BANK

BARCLAYS BANK PLC

BRANCH BANKING AND TRUST COMPANY

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

BANK OF THE WEST

THE BANK OF NOVA SCOTIA

GOLDMAN SACHS BANK USA,

as Co-Documentation Agents

- i -

- ii -

SCHEDULES:

Schedule 1.01	–	Guarantors
Schedule 2.01	–	Commitments
Schedule 2.05	–	Existing Letters of Credit
Schedule 3.01	–	Subsidiaries
Schedule 3.06	–	Disclosed Matters
Schedule 6.01	–	Existing Indebtedness
Schedule 6.02	–	Existing Liens
Schedule 6.05(g)	–	Investments
Schedule 9.01	–	Notices
Schedule 9.04(f)	–	Voting Participants

- iii -

EXHIBITS:

Exhibit A	–	Form of Assignment and Assumption
Exhibit B-1	–	Form of U.S. Term A Note
Exhibit B-2	–	Form of U.S. Term A-1 Note
Exhibit B-3	–	Form of U.S. Revolving Note
Exhibit B-4	–	Form of European Revolving Note
Exhibit B-5	–	Form of European Term A-1 Note
Exhibit B-6	–	Form of European Term A Note
Exhibit C	–	[Reserved]
Exhibit D	–	[Reserved]
Exhibit E	–	Form of Committed Loan Notice
Exhibit F	–	Form of Swingline Loan Notice
Exhibit G	–	Form of Compliance Certificate
Exhibit H-1	–	Form of U.S. Tax Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit H-2	–	Form of U.S. Tax Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit H-3	–	Form of U.S. Tax Certificate (For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit H-4	–	Form of U.S. Tax Certificate (For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

- iv -

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of March 10, 2016 among CONSTELLATION BRANDS, INC., a Delaware corporation, CIH International S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B 176.850 with a share capital of US$1,000,000, CIH Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B 176.841 with a share capital of US$25,050, the LENDERS party hereto, BANK OF AMERICA, N.A., as Administrative Agent and the other parties hereto.

The parties hereto agree to the following:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Acquisition” means (i) the acquisition by Constellation Beers Ltd. and Constellation Brands Beach Holdings, Inc., each a wholly owned subsidiary of the Company, of all of the outstanding Equity Interests of Crown Imports LLC that were not owned by Constellation Beers Ltd. prior to June 7, 2013, (ii) the acquisition by the Company or one or more Subsidiaries thereof of all of the outstanding shares of Compañia Cervecera de Coahuila, S.A. de C.V. and Servicios Modelo de Coahuila S.A. de C.V. and (iii) the acquisition by the Company or one or more Subsidiaries thereof of any other assets (including intellectual property assets) relating to the foregoing, each in accordance with the terms of the Acquisition Agreement.

“Acquisition Agreement” means (i) the Amended and Restated Membership Interest Purchase Agreement, dated as of February 13, 2013, by and among Constellation Beers Ltd., Constellation Brands Beach Holdings, Inc., the Company and Anheuser-Busch InBev SA/NV, (ii) the Stock Purchase Agreement, dated as of February 13, 2013, between Anheuser-Busch InBev SA/NA and the Company and (iii) all related agreements referred to in the agreements specified in clauses (i) and (ii), each as amended or supplemented in any manner that is not materially adverse to the Lenders.

“Act” has the meaning assigned in Section 9.13.

“Additional Credit Extension Amendment” means an amendment to this Agreement (which may, at the option of the Administrative Agent, be in the form of an amendment and restatement of this Agreement) providing for any Incremental Term Loans, Replacement Term Loans, Extended Term Loans or Extended Revolving Commitments which shall be consistent with the applicable provisions of this Agreement relating to Incremental Term Loans, Replacement Term Loans, Extended Term Loans or Extended Revolving Commitments and otherwise satisfactory to the Administrative Agent and the applicable Borrower.

“Additional European Borrower” means CIH Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B 176.841 with a share capital of US$25,050, and which is a direct or indirect subsidiary of the Company.

“Administrative Agent” means Bank of America, in its capacity as administrative agent for the Lenders hereunder, or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 9.01 hereto or such other address or account as the Administrative Agent may from time to time notify to the Company and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agency Fee Letter” means the administrative agency fee letter, dated as of the March 29, 2012, between the Company and the Administrative Agent.

“Agent Parties” has the meaning assigned in Section 9.01(c).

“Agreement” has the meaning assigned in the preamble hereto.

“Alternative Currencies” means any currency (other than Dollars) approved by the Administrative Agent and the applicable Issuing Bank.

“Applicable Participants” means (i) with respect to any U.S. Swingline Loans or U.S. Letter of Credit, the U.S. Revolving Lenders and (ii) with respect to any European Swingline Loans or European Letter of Credit, the European Revolving Lenders.

“Applicable Percentage” means, with respect to any Lender, (a) with respect to Revolving Loans, L/C Exposure or Swingline Loans of any Class, a percentage (carried out to the ninth decimal place) equal to a fraction the numerator of which is such Lender’s Revolving Commitment of such Class and the denominator of which is the aggregate Revolving Commitments of such Class of all Revolving Lenders (if the Revolving Commitments of such Class have terminated or expired, the Applicable Percentages shall be determined based upon such Lender’s share of the aggregate Revolving Credit Exposures of such Class at that time), (b) with respect to the Term Loans of any Class, a percentage (carried out to the ninth decimal place) equal to a fraction the numerator of which is such Lender’s outstanding principal amount of the Term Loans of such Class and the denominator of which is the aggregate outstanding principal amount of the Term Loans of such Class, and (c) with respect to the Commitments in respect of Term Loans of any Class, a percentage (carried out to the ninth decimal place) equal to a fraction the numerator of which is such Lender’s Commitment of such Class and the denominator of which is the aggregate outstanding amount of the Commitments of such Class of all Lenders.

“Applicable Period” has the meaning assigned to such term in the definition of “Applicable Rate.”

“Applicable Rate” means (i) 1.50% in the case of Eurodollar U.S. Term A Loans, Eurodollar European Term A Loans, Eurodollar European Term A-1 Loans, Eurodollar U.S. Revolving Loans, Eurodollar European Revolving Loans and L/C Fees, (ii) 0.50% in the case of Base Rate U.S. Term A Loans, Base Rate European Term A Loans, Base Rate European Term A-1 Loans, Base Rate U.S. Revolving Loans, Base Rate European Revolving Loans, U.S. Swingline Loans and European Swingline Loans, (iii) 1.75% in the case of Eurodollar U.S. Term A-1 Loans, (iv) 0.75% in the case of Base Rate U.S. Term A-1

Loans, and (v) 0.25% in the case of commitment fees; provided that the Applicable Rate with respect to U.S. Revolving Loans, European Revolving Loans, L/C Fees, commitment fees, U.S. Term A Loans, U.S. Term A-1, European Term A Loans and the European Term A-1 Loans shall be subject to adjustment following each date of delivery of financial statements of the Company pursuant to Section 5.01(a) or (b) (“Financials”) based on the Consolidated Leverage Ratio, as follows:

Level	Consolidated Leverage Ratio	Eurodollar U.S. Term A Loans, Eurodollar European Term A Loans, U.S. Revolving Loans, Eurodollar European Term A-1 Loans, European Revolving Loans and L/C Fees	Base Rate U.S. Term A Loans, Base Rate European Term A Loans, Base Rate European Term A-1 Loans, U.S. Revolving Loans, European Revolving Loans and Swingline Loans	Eurodollar U.S. Term A-1 Loans	Base Rate U.S. Term A-1 Loans	Commitment Fee
1	> 5.00:1	2.25%	1.25%	2.50%	1.50%	0.45%
2	> 4.50:1 but ≤ 5.00:1	2.00%	1.00%	2.25%	1.25%	0.35%
3	> 4.00:1 but ≤ 4.50:1	1.75%	0.75%	2.00%	1.00%	0.30%
4	> 3.00:1 but ≤ 4.00:1	1.50%	0.50%	1.75%	0.75%	0.25%
5	≤ 3.00:1	1.25%	0.25%	1.50%	0.50%	0.25%

Any increase or decrease in the Applicable Rates resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date of delivery of the most recent Financials; provided that at the option of the Required Lenders, Level 1 pricing shall apply (i) as of the first Business Day after the date on which such Financials were required to have been delivered but have not been delivered pursuant to Section 5.01(a) or (b) and shall continue to so apply to and including the date on which such Financials are so delivered (and thereafter the Level otherwise determined in accordance with this definition shall apply) and (ii) as of the first Business Day after an Event of Default under Article VII shall have occurred and be continuing and the Administrative Agent has notified the Company that Level I pricing applies, and shall continue to so apply to but excluding the date on which such Event of Default shall cease to be continuing (and thereafter the Level otherwise determined in accordance with this definition shall apply).

In the event that any Financials previously delivered were incorrect or inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate for any period (an “Applicable Period”) than the Applicable Rate applied for such Applicable Period, then (i) the Company shall as soon as practicable deliver to the Administrative Agent the correct Financials for such Applicable Period, (ii) the Applicable Rate shall be determined as if the Level for such higher Applicable Rate were applicable for such Applicable Period, and (iii) the Borrowers shall within 3 Business Days of demand thereof by the Administrative Agent pay to the Administrative Agent the accrued additional interest owing as a result of such increased Applicable Rate for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with this Agreement. This paragraph shall not limit the rights of the Administrative Agent and Lenders with respect to any Event of Default.

“Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the Issuing Bank, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means each of the entities listed on the cover of this Agreement as a “lead arranger” for any of the Facilities in its capacity as such.

“Asset Sale” means any Disposition of Property or series of related Dispositions of Property pursuant to clause (e)(iii) (but only to the extent of any Net Cash Proceeds in excess of $400,000,000), (j) or (k) of Section 6.10 which yields Net Cash Proceeds to the Company or any of its Subsidiaries in excess of $25,000,000 in the aggregate for any such Disposition or series of related Dispositions.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04 of this Agreement), and accepted by the Administrative Agent, in the form of Exhibit A or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent.

“Attributable Receivables Indebtedness” at any time shall mean the principal amount of Indebtedness which (i) if a Permitted Receivables Facility is structured as a secured lending agreement, would constitute the principal amount of such Indebtedness or (ii) if a Permitted Receivables Facility is structured as a purchase agreement, would be outstanding at such time under the Permitted Receivables Facility if the same were structured as a secured lending agreement rather than a purchase agreement.

“Augmenting Lender” has the meaning assigned to such term in Section 2.19(a).

“Auto-Extension Letter of Credit” has the meaning set forth in Section 2.05(b)(iii).

“Availability Period” means, with respect to any Revolving Credit Facility, the period from and including the Restatement Effective Date to but excluding the earlier of the Revolving Credit Maturity Date for such Revolving Credit Facility and the date of termination of the Revolving Commitments for such Revolving Credit Facility in accordance with the provisions of this Agreement.

“Available Amount” means, at any time (the “Reference Time”), an amount equal to:

 (a)          the sum, without duplication, of:

(i)         an amount equal to 50% of the cumulative amount of Consolidated Net Income for the period commencing on June 1, 2012 and ending on the last day of the most recent fiscal quarter of the Company completed prior to the Reference Time for which financial statements have been delivered pursuant to Section 5.01(a) or (b) (or, if

Consolidated Net Income for such period is negative, 100% of such negative amount), plus

(ii)        the aggregate net cash proceeds received after the Original Closing Date and at or prior to the Reference Time by the Company either (1) as capital contributions in the form of common equity to the Company (other than from any of its Subsidiaries) or (2) from the issuance or sale (other than to any of its Subsidiaries) of Qualified Equity Interests, plus

(iii)       the aggregate net cash proceeds received after the Original Closing Date and at or prior to the Reference Time by the Company (other than from any of its Subsidiaries) upon the exercise of any options, warrants or rights to purchase Qualified Equity Interests of the Company (and excluding the Net Cash Proceeds from the exercise of any options, warrants or rights to purchase Qualified Equity Interest financed, directly or indirectly, using funds borrowed from the Company or any Subsidiary until and only to the extent such borrowing is repaid), plus

(iv)        100% of the aggregate amount received in cash by means of the sale or other disposition (other than to the Company or a Subsidiary) of Investments made pursuant to Section 6.05(n) or (o) by the Company or its Subsidiaries and repurchases and redemptions of such Investments from the Company or its Subsidiaries and repayments of loans or advances which constitute such Investments made pursuant to Section 6.05(n) or (o) by the Company or its Subsidiaries, in each case to the extent that such amounts were not otherwise included in the Consolidated Net Income of the Company for such period, minus

 (b)          the sum, without duplication, of:

(i)         the aggregate amount of Restricted Payments made pursuant to Section 6.04(g) and (j) prior to the Reference Time; plus

(ii)        the aggregate amount of Investments made in reliance on Section 6.05(n) and (o) prior to the Reference Time; plus

(iii)       the aggregate amount of prepayments of Specified Indebtedness made in reliance on Section 6.06(c) and (d) prior to the Reference Time.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bank of America” means Bank of America, N.A. and its successors.

“Barbados Charge over Shares” means the Charge over Shares executed and delivered by the Company in favor of the Administrative Agent on the Original Closing Date, as amended and supplemented by a Deed of Amendment and Further Charge by Way of Charge over Shares executed and delivered by the Company in favor of the Administrative Agent on July 2, 2013, as further supplemented by a

Further Charge by Way of Charge over Shares executed and delivered by the Company in favor of the Administrative Agent on the Restatement Effective Date.

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Effective Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the LIBO Rate plus 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. “Base Rate,” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Base Rate.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” means the Company, the Original European Borrower and/or the Additional European Borrower, as the context may require, and “Borrowers” means the Company, the Original European Borrower and the Additional European Borrower; provided that neither the Original European Borrower nor the Additional European Borrower shall be deemed to be a Borrower hereunder from and after the termination of the European Revolving Commitments and full satisfaction of the European Obligations.

“Borrower Materials” has the meaning assigned in Section 5.01.

“Borrowing” means (a) Loans (other than Swingline Loans) of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, if such day relates to any Eurodollar Loan, means any such day that is also a London Banking Day.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP as in effect on the Original Closing Date, and the amount of such obligations as of any date shall be the capitalized amount thereof determined in accordance with GAAP as in effect on the Original Closing Date that would appear on a balance sheet of such Person prepared as of such date.

“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Issuing Bank and the Applicable Participants, as collateral for the L/C Exposures, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the Issuing Bank (which documents are hereby consented to by the Applicable Participants). Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America.

“Cash Equivalents” means:

(a)        direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency or instrumentality thereof), in each case maturing within one year from the date of acquisition thereof;

(b)        investments in commercial paper maturing within one year from the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least “A-1” from S&P’s or “P-1” from Moody’s;

(c)        marketable short-term money market and similar securities having a rating of at least “A-2” from S&P’s or “P-2” from Moody’s (or, if at the time neither S&P’s or Moody’s shall be rating such obligations, an equivalent rating from another rating agency) and in each case maturing within one year from the date of acquisition thereof;

(d)        investments in certificates of deposit, bankers’ acceptances, time deposits and eurodollar time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any office of (x) any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than U.S. $500,000,000 or (y) any Lender hereunder;

(e)        fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) of this definition and entered into with a financial institution satisfying the criteria described in clause (d) of this definition;

(f)        money market funds that (i) (x) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, as amended, and (y) substantially all of whose assets are invested in the types of assets described in clauses (a) through (e) of this definition or (ii) are issued or offered by any of the Lenders hereunder;

(g)        foreign investments substantially comparable to any of the foregoing in connection with managing the cash of any Foreign Subsidiary;

(h)        readily marketable direct obligations issued by any state, commonwealth or territory of the United States or any political subdivision or taxing authority thereof having an “A” rating from either S&P’s or Moody’s with maturities of one year or less from the date of acquisition; and

(i)        Investments with weighted average life to maturities of one year or less from the date of acquisition in money market funds rated “A” (or the equivalent thereof) or better by S&P’s or “A” (or the equivalent thereof) or better by Moody’s and in each case in U.S. dollars.

“Cash Management Bank” means any Person that was a Lender or an Affiliate of a Lender (x) on the Original Closing Date or (y) at the time the Company or any Subsidiary initially incurred any Cash Management Obligation to such Person.

“Cash Management Obligations” means obligations owed by the Company or any Subsidiary to any Lender or a Cash Management Bank in respect of (1) any overdraft and related liabilities arising from treasury, depository and cash management services or any automated clearing house transfers of funds and (2) the Company’s or any Subsidiary’s participation in commercial (or purchasing) card programs at the Lender or any Affiliate (“card obligations”).

“Casualty Event” means any event that gives rise to the receipt by the Company or any Subsidiary of any insurance proceeds or condemnation awards in respect of any Property in excess of $25,000,000.

“Change in Control” means (a) the acquisition of beneficial ownership, directly or indirectly, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the Original Closing Date) (other than the Permitted Holders), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company (provided that the Permitted Holders in the aggregate “beneficially own” (as so defined) Equity Interests having a lesser percentage of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company than such other Person or group and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Company), (b) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election to such Board or whose nomination for election by the shareholders of the Company was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such Board of Directors then in office or (c) during any period in which the European Revolving Credit Facility, European Term A Loans, European Term A-1 Loans or any Extended Term Loans or Extended Revolving Commitments of the Original European Borrower or Additional European Borrower remain outstanding, the Original European Borrower or the Additional European Borrower as obligor thereunder ceases for any reason to constitute a wholly-owned direct or indirect Subsidiary of the Company.

“Change in Law” means (a) the adoption of any law, treaty, rule or regulation after the date of this Agreement, (b) any change in any law, treaty, rule or regulation or in the administration, interpretation, implementation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender’s or such Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted, implemented or issued.

“Charges” has the meaning assigned to such term in Section 9.14.

“Class” (x) when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are U.S. Revolving Loans, European Revolving Loans, U.S. Term A Loans, U.S. Term A-1 Loans, European Term A Loans, European Term A-1 Loans, Incremental Term Loans of any series, Extended Term Loans of any series, Replacement Term Loans of any series or Loans pursuant to any series of Extended Revolving Commitments and (y) when used with respect to any Commitment, refers to whether such Commitment is a European Term A-1 Loan Commitment, U.S.

Revolving Commitment, European Revolving Commitment or Extended Revolving Commitment of any series.

“CoBank” means CoBank, ACB.

“Code” means the Internal Revenue Code of 1986, as amended.

“Co-Documentation Agents” means the Persons listed on the cover of this Agreement as co-documentation agents, in their capacities as such.

“Collateral” means all the “Collateral” (or any equivalent term) as defined in any Collateral Document.

“Collateral Documents” means, except during any Collateral Suspension Period, collectively, each Pledge Agreement, the New Collateral Documents and any other security agreement, pledge agreement or other similar agreement delivered to the Administrative Agent pursuant to Section 5.09 and each of the other agreements, instruments or documents executed by any Loan Party that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties or European Secured Parties, as applicable.

“Collateral Reinstatement Date” has the meaning specified in Section 5.11(b).

“Collateral Reinstatement Event” has the meaning specified in Section 5.11(b).

“Collateral Reinstatement Period” means each period commencing on the Collateral Reinstatement Date with respect to such period and ending on the next Collateral Suspension Date occurring after such Collateral Reinstatement Date.

“Collateral Suspension Date” means the first date following the Restatement Effective Date or any Collateral Reinstatement Date on which: (i) each of the Corporate Ratings is an Investment Grade Rating, (ii) no Default or Event of Default has occurred and is continuing under this Agreement and (iii) a Responsible Officer of the Company has delivered an officer’s certificate to the Administrative Agent that (1) certifies to the satisfaction or concurrent satisfaction of the foregoing and (2) requests the Collateral Agent to take any reasonably requested actions to evidence such release of Collateral in accordance with the second sentence under Section 5.11(a).

“Collateral Suspension Period” means each period commencing on the Collateral Suspension Date with respect to such period and ending on any Collateral Reinstatement Date occurring after such Collateral Suspension Date.

“Committed Loan Notice” means a notice of (a) a Term Loan Borrowing, (b) a Revolving Loan Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of Eurodollar Rate Loans, pursuant to Section 2.03, substantially in the form of Exhibit E or such other form as may be approved by the Administrative Agent) (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Commitment” means a European Term A-1 Loan Commitment, U.S. Revolving Commitment, European Revolving Commitment or Extended Revolving Commitment.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Company” means Constellation Brands, Inc., a Delaware corporation.

“Consolidated EBITDA” means Consolidated Net Income plus, without duplication, to the extent deducted in determining Consolidated Net Income, the sum of (a) (i) interest expense, (ii) expense and provision for taxes paid or accrued, (iii) depreciation, (iv) amortization (including amortization of intangibles), (v) non-cash charges recorded in respect of impairment of goodwill or long-term assets, (vi) any other non-cash items (including non-cash costs or expenses in respect of impairments of goodwill, non-cash charges pursuant to any management equity plan and non-cash charges pursuant to SFAS 158) except to the extent representing an accrual for future cash outlays, (vii) without duplication, income of any non-wholly-owned Subsidiaries and deductions attributable to minority interests, (viii) extraordinary or unusual charges and expenses, (ix) expenses incurred in connection with any Permitted Acquisition, investment (including, without limitation, the Acquisition), asset disposition, issuance or repayment of debt, issuance of equity securities, refinancing transaction or amendment or other modification of any debt instrument (in each case, including any such transaction consummated prior to the Restatement Effective Date and any such transaction undertaken but not completed, and including transaction expenses incurred in connection therewith) and (x) any contingent or deferred payments (including earn-out payments, non-compete payments and consulting payments but excluding ongoing royalty payments) made in connection with any Permitted Acquisition; minus, to the extent included in Consolidated Net Income, (b) the sum of (i) any unusual, or extraordinary income or gains and (ii) any other non-cash income (except to the extent representing an accrual for future cash income).

“Consolidated Interest Coverage Ratio” means, for any Test Period, the ratio of (x) Consolidated EBITDA for such Test Period to (y) Consolidated Interest Expense for such Test Period.

“Consolidated Interest Expense” means, for any period, the sum, for the Company and its Consolidated Subsidiaries (determined on a consolidated basis in accordance with GAAP), of the following: (a) all interest in respect of Indebtedness (including the interest component of any payments in respect of Capital Lease Obligations) accrued during such period (whether or not actually paid during such period) determined after giving effect to the net amount paid (or received) under Swap Agreements relating to any such Indebtedness minus (b) the sum of (i) all interest income during such period and (ii) to the extent included in clause (a) above, the amount of write-offs of deferred financing fees, expensing of bridge commitments and amounts paid on early terminations of Swap Agreements.

“Consolidated Leverage Ratio” means, for any Test Period, the ratio of (a) Consolidated Total Indebtedness as of the last day of such Test Period to (b) Consolidated EBITDA for such Test Period.

“Consolidated Net Income” means, with reference to any period, the net income (or loss) of the Company and its Subsidiaries calculated in accordance with GAAP on a consolidated basis (without duplication) for such period; provided that, in calculating Consolidated Net Income of the Company and its Subsidiaries for any period, there shall be excluded (a) except as provided in clause (b) below, the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Guarantor) in which the Company or any of its Subsidiaries has an ownership interest, to the extent that any such income is contractually prohibited from being distributed to the Company or a Guarantor in the form of dividends or similar distributions and (c) any income (loss) for such period attributable to the early extinguishment of Indebtedness (other than Swap Agreements), together with any related provision for taxes on any such income.

“Consolidated Net Leverage Ratio” means, for any Test Period, the ratio of (a) Consolidated Total Net Indebtedness as of the last day of such Test Period to (b) Consolidated EBITDA for such Test Period.

“Consolidated Subsidiaries” means Subsidiaries that would be consolidated with the Company in accordance with GAAP.

“Consolidated Tangible Assets” means, as at any date, the total assets of the Company and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) that would be shown as tangible assets on a consolidated balance sheet of the Company and its Consolidated Subsidiaries after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries. For purposes hereof, “tangible assets” means all assets of the Company and its Consolidated Subsidiaries other than assets that should be classified as intangibles including goodwill, minority interests, research and development costs, trademarks, trade names, copyrights, patents and franchises, unamortized debt discount and expense, all reserves and any write-up in the book value of assets.

“Consolidated Total Indebtedness” means at any time the sum, without duplication, of (i) the aggregate principal amount of Indebtedness of the Company and its Consolidated Subsidiaries outstanding as of such time calculated on a consolidated basis (other than Revolving Loans, Swingline Loans, Letters of Credit and other than Indebtedness described in clause (h), (i) or (j) of the definition of “Indebtedness” (provided that there shall be included in Consolidated Total Indebtedness, any Indebtedness (x) in respect of drawings under Letters of Credit and other letters of credit to the extent not reimbursed within two Business Days after the date of such drawing and (y) in respect of any Swap Agreement not permitted by Section 6.01(i)) plus (ii) the principal amount of any obligations of any Person (other than the Company or any Subsidiary) of the type described in the foregoing clause (i) that are Guaranteed by the Company or any Subsidiary (whether or not reflected on a consolidated balance sheet of the Company), plus (iii) the average of the aggregate outstanding principal amounts of Revolving Loans and Swingline Loans as at such date of determination and as at the last day of each of the three immediately preceding fiscal quarters (including, as applicable, “Revolving Loans” and “Swingline Loans” under (and as defined in) the Original Credit Agreement).

“Consolidated Total Net Indebtedness” means, on any date, the excess of (i) Consolidated Total Indebtedness over (ii) the lesser of (x) $500,000,000 and (y) the aggregate amount of unrestricted cash and Cash Equivalents of the Company and its Consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP as of such date.

“Control” means, with respect to any Person, the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Corporate Ratings” means (i) the Company’s corporate credit rating from S&P and (ii) the Company’s corporate family rating from Moody’s, or, in the event that S&P or Moody’s ceases to provide rating services to borrowers or investors, an equivalent rating by any other Rating Agency.

“Co-Syndication Agents” means the Persons listed on the cover of this Agreement as co-syndication agents, in their capacities as such.

“Covenant Suspension Period” means each period (i) (x) commencing on the first date following the Restatement Effective Date or any Reversion Date that both Corporate Ratings are Investment Grade Ratings and no Default or Event of Default has occurred and is continuing and (y) a Responsible Officer of the Company has delivered an officer’s certificate to the Administrative Agent that certifies to the satisfaction or concurrent satisfaction of the foregoing and (ii) ending on the date that either Corporate Rating ceases to be an Investment Grade Rating (any such date, a “Reversion Date”).

“Credit Event” means each of the following: (a) a Borrowing and (b) the issuance, renewal or amendment increasing the amount of any Letter of Credit.

“Credit Exposure” means, as to any Lender at any time, the sum of (a) such Lender’s Revolving Credit Exposure at such time, plus (b) an amount equal to the aggregate principal amount of its Term Loans outstanding at such time.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition, which constitutes an Event of Default or, which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Rate” has the meaning set forth in Section 2.12(c).

“Defaulting Lender” means any Lender that (a) has failed to (i) fund all or any portion of any Class of Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Bank, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due, (b) has notified the Company, the Administrative Agent or any Issuing Bank or Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder or generally under other agreements in which it has committed to extend credit, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Company, to confirm in writing to the Administrative Agent and the Company that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Company), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Company, each Issuing Bank, the Swingline Lender and each Lender. If the Company, the Administrative Agent, the Swingline Lender and each Issuing Bank agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with the Commitments with respect to the applicable Class of Loans, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of any Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

“Disclosed Matters” means the matters disclosed in Schedule 3.06 hereto on the Original Closing Date.

“Disposition” means, with respect to any Property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof, and the terms “Dispose” and “Disposed of” shall have correlative meanings, but excluding, licenses and leases entered into in the ordinary course of business or that are customarily entered into by companies in the same or similar lines of business.

“Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control, public equity offering or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control, public equity offering or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments and the expiration, cancellation, termination or cash collateralization of any Letters of Credit in accordance with the terms hereof), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests and except as permitted in clause (a) above), in whole or in part, (c) requires the scheduled payments of dividends in cash (for this purpose, dividends shall not be considered required if the issuer has the option to permit them to accrue, cumulate, accrete or increase in liquidation preference or if the Company has the option to pay such dividends solely in Qualified Equity Interests), or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the U.S. Term A-1 Loan Maturity Date.

“Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the Issuing Bank, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency.

“Dollars” or “$” refers to lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary organized under the laws of the United States, any state thereof or the District of Columbia.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 9.04(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 9.04(b)(iii)).

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, imposing liability or standards of conduct concerning protection of the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or the effect of Hazardous Materials on the environment or on health and safety.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event,” as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) with respect to any Plan, a failure to satisfy the minimum funding standard within the meaning of Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) a determination that any Plan is in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code); (e) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (f) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (g) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal of the Company or any of its ERISA Affiliates from any Plan or Multiemployer Plan or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; or (h) the receipt by the Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition upon the Borrower or any of its ERISA Affiliates of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar,” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the LIBO Rate.

“European Borrowers” means the Original European Borrower and the Additional European Borrower.

“European Cross-Guarantee Agreement” means that certain cross-guarantee agreement, dated as of the Restatement Effective Date by and among the Administrative Agent and the European Borrowers.

“European L/C Exposure” means, at any time, the sum of (a) the aggregate Outstanding Amount of all European Letters of Credit at such time plus (b) the aggregate Outstanding Amount of all L/C Disbursements, including Unreimbursed Amounts, that have not yet been reimbursed by or on behalf of the applicable Borrower at such time under the European Revolving Credit Facility. The European L/C Exposure of any European Revolving Lender at any time shall be its Applicable Percentage of the total European L/C Exposure at such time. For purposes of computing the amount available to be drawn under any European Letter of Credit, the amount of such European Letter of Credit shall be determined in accordance with Section 1.09. For all purposes of this Agreement, if on any date of determination a European Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such European Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“European L/C Exposure Sublimit” means $100,000,000.

“European Letter of Credit” means any Letter of Credit issued pursuant to the European Revolving Credit Facility.

“European Obligations” means all Obligations (i) arising from the European Term A Loans, the European Term A-1 Loans, any Extended Term Loans of any European Borrower, any European Revolving Loans to any European Borrower, any European Swingline Loans to any European Borrower and any European Letter of Credit issued for the account of any European Borrower and (ii) of any European Borrower under this Agreement and the other Loan Documents.

“European Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make European Revolving Loans and to acquire participations in European Letters of

Credit and European Swingline Loans, expressed as an amount representing the maximum possible aggregate amount of such Lender’s European Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 of this Agreement. The amount of each Lender’s European Revolving Commitment as of the Restatement Effective Date is as set forth on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender shall have assumed its European Revolving Commitment, as applicable. The aggregate amount of the Lenders’ European Revolving Commitments as of the Restatement Effective Date is $1,000,000,000.

“European Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of such Lender’s outstanding European Revolving Loans and its European L/C Exposure and European Swingline Exposure at such time.

“European Revolving Credit Facility” means the European Revolving Commitments and the extension of credit made thereunder.

“European Revolving Credit Maturity Date” means July 16, 2020.

“European Revolving Lender” means each Lender that has a European Revolving Commitment or that holds European Revolving Credit Exposure.

“European Revolving Loan” means a European Revolving Loan made pursuant to Section 2.01(c).

“European Secured Parties” means, collectively, the Administrative Agent, the European Term A Lenders, the European Term A-1 Lenders, the European Revolving Lenders (solely in the case of the Original European Borrower’s or the Additional European Borrower’s European Revolving Loans) and the other holders from time to time of any European Obligations.

“European Swingline Exposure” means, at any time, the aggregate principal amount of all European Swingline Loans outstanding at such time. The European Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total European Swingline Exposure at such time.

“European Swingline Loan” means a Loan made under the European Revolving Credit Facility pursuant to Section 2.04.

“European Swingline Loan Sublimit” means $25,000,000.

“European Term A Lender” means a Lender holding a European Term A Loan.

“European Term A Loan” means each “European Term A Loan” outstanding under the Original Credit Agreement on the Restatement Effective Date in the aggregate amount of $1,376,471,250.00.

“European Term A Loan Maturity Date” means July 16, 2020.

“European Term A-1 Lender” means a Lender holding a European Term A-1 Loan Commitment or a European Term A-1 Loan

“European Term A-1 Loan” has the meaning set forth in Section 2.01(e).

“European Term A-1 Loan Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make European Term A-1 Loans pursuant to Section 2.01(e), as such commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) increased from time to time pursuant to Section 2.19 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 of this Agreement. The initial amount of each Lender’s European Term A-1 Loan Commitment is set forth on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender shall have assumed its European Term A-1 Loan Commitment, as applicable. The initial aggregate amount of the Lenders’ European Term A-1 Loan Commitments on the Restatement Effective Date is $700,000,000.

“European Term A-1 Loan Maturity Date” means March 10, 2021.

“Event of Default” has the meaning assigned to such term in Article VII.

“Excluded Equity Interests” means (i) Equity Interests of any class of any Foreign Subsidiary or Foreign Holding Company in excess of 65% of the aggregate outstanding Equity Interests of such class, (ii) any Equity Interests of an Inactive Subsidiary, (iii) any Equity Interests of any person that is not a wholly-owned Subsidiary of the Company at any time on or after the Original Closing Date, (iv) any Equity Interests that are not held of record by a Loan Party (v) any Equity Interests to the extent that a pledge of such Equity Interests would violate or conflict with any Law applicable to the Company or any Subsidiary, (vi) the PECs of any class of any Foreign Subsidiary in excess of 55% of the aggregate outstanding PECs of such class and (vii) any Equity Interests of any Receivables Entity.

“Excluded Intercompany Notes” means (i) any intercompany note existing on the Original Closing Date and (ii) any intercompany note to the extent the Company has delivered a certificate of a Responsible Officer stating that the Company has determined that pledging such intercompany note is reasonably likely to result in adverse tax consequences to the Company or any of its Subsidiaries.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor pursuant to the Guarantee Agreement of, or the grant by such Guarantor of a security interest pursuant to the Collateral Documents to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to the Guarantee Agreement and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guarantee of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes excluded in accordance with the first sentence of this definition.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party under any Loan Document, (a) any Tax imposed on or measured by such recipient’s net income or profits (or any franchise Tax imposed in lieu of a Tax on net income or profits) by any jurisdiction as a result of such recipient being organized in or having its principal office or applicable lending office located in such jurisdiction, or as a result of any other present or former connection with such jurisdiction (including as a result of such recipient carrying on a trade or business, having a permanent establishment or being a resident for tax purposes in such jurisdiction) other than any connection arising solely from such recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, and/or enforced, any Loan Documents, (b) any branch profits Taxes within the meaning of Section 884(a) of the Code, or any similar Tax, imposed by any jurisdiction described in clause (a) above, (c) solely with respect to the Obligations of the Company, in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.18), any U.S. federal withholding Tax that is imposed on amounts payable to such Foreign Lender pursuant to a Law in effect at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, immediately prior to the time of designation of a new lending office (or assignment), to receive additional amounts from a Loan Party with respect to such withholding Tax pursuant to Section 2.16, (d) any withholding Tax that is attributable to a Lender’s failure to comply with Section 2.16(d) and (e) solely with respect to the Obligations of the Company, any U.S. federal withholding Taxes imposed pursuant to FATCA.

“Existing Letters of Credit” means the Letters of Credit outstanding under the Original Credit Agreement immediately prior to the Restatement Effective Date.

“Existing Senior Notes” means the Company’s (a) $700,000,000 aggregate principal amount of 7.250% senior unsecured notes due 2016, (b) $700,000,000 aggregate principal amount of 7.250% senior unsecured notes due 2017, (c) $400,000,000 aggregate principal amount of 3.875% senior unsecured notes due 2019, (d) $500,000,000 aggregate principal amount of 3.750% senior unsecured notes due 2021, (e) $600,000,000 aggregate principal amount of 6.000% senior unsecured notes due 2022, (f) $1,050,000,000 aggregate principal amount of 4.250% senior unsecured notes due 2023, (g) $400,000,000 aggregate principal amount of 4.750% senior unsecured notes due 2024 and (h) $400,000,000 aggregate principal amount of 4.750% senior unsecured notes due 2025.

“Existing Term Loan Class” has the meaning set forth in Section 2.20(a).

“Extended Revolving Commitments” means revolving credit commitments established pursuant to Section 2.20 that are substantially identical to the Revolving Commitments under any Revolving Credit Facility except that such Revolving Commitments may have a later maturity date and different provision with respect to interest rates and fees than those applicable to the Revolving Commitments under any Revolving Credit Facility.

“Extended Term Loans” has the meaning set forth in Section 2.20(a).

“Extending Term Lender” has the meaning provided in Section 2.20(c).

“Extension Election” has the meaning set forth in Section 2.20(c).

“Extension Request” has the meaning provided in Section 2.20(a).

“Farm Credit Equities” is defined in Section 5.10(a).

“Farm Credit Lender” means a lending institution chartered or otherwise organized and existing pursuant to the provisions of the Farm Credit Act of 1971 and under the regulation of the Farm Credit Administration.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (and any amended or successor version thereof that is substantively comparable and not materially more onerous to comply with), and any current or future Treasury regulations or official interpretations thereof.

“Federal Funds Effective Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent and (c) in no event shall the Federal Funds Effective Rate be deemed to be less than 0% per annum.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer, assistant treasurer or controller of the Company.

“Financials” has the meaning assigned to such term in the definition of “Applicable Rate.”

“Foreign Casualty Event” has the meaning assigned to such term in Section 2.10(b)(v).

“Foreign Disposition” has the meaning assigned to such term in Section 2.10(b)(v).

“Foreign Holding Company” means any Domestic Subsidiary substantially all of the assets of which consist of Equity Interests and/or Indebtedness of one or more Foreign Subsidiaries, other Foreign Holding Companies or Inactive Subsidiaries.

“Foreign Lender” means any Lender or Issuing Bank that is not a “United States” person within the meaning of Section 7701(a)(30) of the Code.

“Foreign Pledge Agreement” means the Luxembourg Equity Pledge Agreements, the Luxembourg IPPECs Pledge Agreements, the Barbados Charge over Shares, the Mexican Pledge Agreement and any other pledge agreement, mortgage of shares or similar agreement governed by the laws or any jurisdiction outside of the United States of America, executed and delivered by the Company or any other Subsidiary (to the extent required under Section 5.09) in favor of the Administrative Agent creating in favor of the Administrative Agent, for the benefit of the Lenders, a security interest in any Equity Interests or PECs of such Subsidiary.

“Foreign Subsidiary” means any direct or indirect Subsidiary of the Company that is not a Domestic Subsidiary.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles in the United States of America; provided that, the Borrower may, by written notice from a Financial Officer to the Administrative Agent and the Lenders, elect to change its financial accounting to IFRS and, in such case, unless the context otherwise requires (including pursuant to Section 1.04), all references to GAAP herein shall refer to IFRS.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other monetary obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or monetary obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation, or portion thereof, in respect of which such Guarantee is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee, unless such primary obligation or the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

“Guarantee Agreement” means, collectively, the Amended and Restated Guarantee Agreement executed by the Company and the Guarantors on June 7, 2013, together with each other supplement executed and delivered pursuant to Section 5.09.

“Guarantor” means (a) each Subsidiary listed on Schedule 1.01 on the Restatement Effective Date and (b) each Subsidiary that becomes a party to the Guarantee Agreement after the Restatement Effective Date pursuant to Section 5.09 or otherwise.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedge Bank” means any Person that is a Lender or an Affiliate of a Lender (x) on the Original Closing Date or (y) at the time it enters into a Secured Hedge Agreement, in its capacity as a party thereto.

“Honor Date” has the meaning set forth in Section 2.05(c)(i).

“IFRS” means International Financial Reporting Standards and applicable accounting requirements set by the International Accounting Standards Board or any successor thereto (or the Financial Accounting Standards Board, the Accounting Principles Board of the American Institute of Certified Public Accountants, or any successor to either such Board, or the SEC, as the case may be), as in effect from time to time.

“Immaterial Subsidiary” means, on any date, any Subsidiary (other than an Inactive Subsidiary) that did not account for more than (x) 1.0% of Consolidated Tangible Assets as of the date of the most recent financial statements delivered pursuant to Section 5.01(a) or (b) or (y) 1.0% of the Company’s and

its Consolidated Subsidiaries’ consolidated sales for the most recently ended Test Period; provided that (i) if all Domestic Subsidiaries that have not become Guarantors in reliance on the fact that they are Immaterial Subsidiaries accounted for more than (x) 3.0% of Consolidated Tangible Assets as of the date of the most recent financial statements delivered pursuant to Section 5.01(a) or (b) or (y) 3.0% of the Company’s and its Consolidated Subsidiaries’ consolidated sales for the most recently ended Test Period for which financial statements have been delivered pursuant to Section 5.01(a) or (b), then the Company shall cause Domestic Subsidiaries to become Guarantors to the extent necessary so that such aggregate thresholds set forth in this proviso are not exceeded and (ii) for purposes of Article III, Article V or Article VII, if a specified condition exists or events occur with respect to Immaterial Subsidiaries (as determined above) that in the aggregate account for more than (x) 3.0% of Consolidated Tangible Assets as of the date of the most recent financial statements delivered pursuant to Section 5.01(a) or (b) or (y) 3.0% of the Company’s and its Consolidated Subsidiaries consolidated sales for the most recently ended Test Period for which financial statements have been delivered pursuant to Section 5.01(a) or (b), then such condition or event shall be deemed to exist or have occurred with respect to a Subsidiary that is not an Immaterial Subsidiary. Notwithstanding the foregoing, no Subsidiary that owns Equity Interests of a Subsidiary that is not an Immaterial Subsidiary shall itself be an Immaterial Subsidiary.

“Inactive Subsidiary” means, on any date, any Subsidiary that did not account for more than (x) $5,000,000 of Consolidated Tangible Assets as of the date of the most recent financial statements delivered pursuant to Section 5.01(a) or (b) or (y) $5,000,000 of the Company’s and its Consolidated Subsidiaries’ consolidated sales for the most recently ended Test Period for which financial statements have been delivered pursuant to Section 5.01(a) or (b). Notwithstanding the foregoing, no Subsidiary that owns Equity Interests of a Subsidiary that is not an Inactive Subsidiary shall itself be an Inactive Subsidiary.

“Increased Commitments” has the meaning assigned to such term in Section 2.19(a).

“Increasing Lender” has the meaning assigned to such term in Section 2.19(a).

“Incremental Term Loan” has the meaning assigned to such term in Section 2.19(a).

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable incurred in the ordinary course of business, milestone payments incurred in connection with any investment or series of related investments, any earn-out obligation except to the extent such obligation is a liability on the balance sheet of such Person in accordance with GAAP at the time initially incurred and deferred or equity compensation arrangements payable to directors, officers or employees), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on Property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, but limited to the fair market value of such Property (except to the extent otherwise provided in this definition), (f) all Guarantees by such Person of Indebtedness of others of a type described in any of clauses (a) through (e) above or (g) through (k) below, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (j) all obligations of such Person under any Swap Agreement (with the “principal” amount of any Swap Agreement on any date being equal to the early termination value thereof on such date) and (k) all Attributable Receivables Indebtedness. The Indebtedness of any Person shall (i) include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is expressly liable therefor as a result of such Person’s ownership interest in or other relationship with such entity and pursuant to contractual arrangements, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor and (ii) exclude (A) customer deposits and advances and interest payable thereon in the ordinary course of business in accordance with customary trade terms and other obligations incurred in the ordinary course of business through credit on an open account basis customarily extended to such Person and (B) bona fide indemnification, purchase price adjustment, earn-outs, holdback and contingency payment obligations to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 60 days thereafter and included as Indebtedness of the Company.

“Indemnified Taxes” means all Taxes other than Excluded Taxes and Other Taxes.

“Indemnitee” has the meaning set forth in Section 9.03(b).

“Information” has the meaning specified in Section 9.12.

“Information Memorandum” means the Lender Presentation, dated April 4, 2013, relating to the Company and the Acquisition provided by the Company to the Arrangers in connection with the syndication of the Original Credit Agreement.

“Interest Election Request” means a request by the Company to convert or continue a Revolving Borrowing in accordance with Section 2.03.

“Interest Payment Date” means (a) with respect to any Base Rate Loan (including Swingline Loans), the first Business Day of each March, June, September and December and the final maturity date of such Loan and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period; provided that the Restatement Effective Date shall constitute an Interest Payment Date for Loans under the Revolving Credit Facilities that were outstanding prior to the Restatement Effective Date.

“Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months, or any other period as may be agreed to by the Administrative Agent and all applicable Lenders, thereafter, as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) no Interest Period shall extend beyond the applicable maturity date . For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall be not more than ten Interest Periods in effect with respect to Loans.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person or (b) a loan, advance or capital contribution to, Guarantee of Indebtedness of, assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of Section 6.05, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Investment Grade Rating” means (i) the Company’s corporate credit rating is equal to or higher than BBB- (or the equivalent) by S&P and (ii) the Company’s corporate family rating is equal to or higher than Baa3 (or the equivalent) by Moody’s, or if S&P or Moody’s cease to provide rating services to borrowers or investors an equivalent rating by any replaced Rating Agency, in each case with a stable or better outlook.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the Issuing Bank and the Company (or any Subsidiary) or in favor of the Issuing Bank and relating to such Letter of Credit.

“Issuing Bank” means Bank of America and any other Lender (subject to such Lender’s consent) designated by the Company and consented to by the Administrative Agent that becomes an Issuing Bank, in each case in its capacity as an issuer of Letters of Credit hereunder, and any successors in such capacity as provided in Section 9.04; provided that the Issuing Bank for any Existing Letter of Credit shall be the financial institution indicated on Schedule 2.05 hereto. An Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“joint venture” means any Person (other than a wholly-owned Subsidiary) in which the Company or any Subsidiary owns Equity Interests representing at least a 9.99% economic interest in such Person and which Person is engaged in a business that is the same as or substantially similar to, related to, ancillary to or complimentary to, a line of business conducted by the Company or any of its Subsidiaries.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities.

“L/C Advance” means, with respect to each Applicable Participant, such Applicable Participant’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.

“L/C Borrowing” means an extension of credit resulting from an L/C Disbursement under any Letter of Credit which has not been reimbursed on the date when made or refinanced as Base Rate Revolving Borrowing.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“L/C Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit.

“L/C Exposure” means the U.S. L/C Exposure and/or the European L/C Exposure, as applicable.

“L/C Exposure Sublimit” means the U.S. L/C Exposure Sublimit and/or the European L/C Exposure Sublimit, as applicable.

“L/C Fees” means the fees payable pursuant to Section 2.11(b).

“Lenders” means the Persons listed on Schedule 2.01, each European Term A Lender, U.S. Term A Lender and U.S. Term A-1 Lender as of the Restatement Effective Date and any other Person that shall have become a Lender hereunder pursuant to Section 2.19 or pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender.

“Letter of Credit” means a standby Letter of Credit issued (or deemed issued) pursuant to Section 2.05.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the Issuing Bank.

“Letter of Credit Expiration Date” means, with respect to any Letter of Credit under any Revolving Credit Facility, the day that is five Business Days prior to the Revolving Credit Maturity Date under such Revolving Credit Facility then in effect (or, if such day is not a Business Day, the next preceding Business Day).

“LIBO Rate” means:

(a)        for any Interest Period with respect to a Eurodollar Borrowing, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or other commercially available source providing quotations as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and

(b)        for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at approximately 11:00 a.m., London time determined two Business Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day;

provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent; provided, further that if the LIBO Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

“Lien” means, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset (or any capital lease having substantially the same economic effect as any of the foregoing).

“Loan Documents” means this Agreement, the Guarantee Agreement, the European Cross-Guarantee Agreement, the Collateral Documents (other than during a Collateral Suspension Period), any Issuer Documents, the Restatement Agreement, each Additional Credit Extension Amendment, any promissory notes executed and delivered pursuant to Section 2.09(k), the Agency Fee Letter and any amendments, waivers, supplements or other modifications to any of the foregoing.

“Loan Parties” means the Borrowers and the Guarantors; provided that neither the Original European Borrower nor the Additional European Borrower shall be deemed to be a Loan Party in the event such Person is no longer a “Borrower.”

“Loans” means the loans made by the Lenders to any Borrower pursuant to this Agreement.

“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

“Luxembourg” means the Grand Duchy of Luxembourg.

“Luxembourg Equity Pledge Agreements” means (i) the Share Pledge Agreement dated July 2, 2013, as amended and confirmed pursuant to the Amendment and Confirmation Agreement executed and delivered by the Original European Borrower in favor of the Administrative Agent on the Restatement Effective Date and (ii) the Share Pledge Agreement executed and delivered by the Additional European Borrower in favor of the Administrative Agent on the Restatement Effective Date.

“Luxembourg IPPECs Pledge Agreement” means (i) the IPPECs Pledge Agreement dated July 2, 2013, as amended and confirmed pursuant to the Amendment and Confirmation Agreement executed and delivered by the Original European Borrower in favor of the Administrative Agent on the Restatement Effective Date and (ii) the IPPECs Pledge Agreement executed by the Additional European Borrower in favor of the Administrative Agent on the Restatement Effective Date.

“Material Acquisition” means any acquisition of property or series of related acquisitions of property that involves the payment of consideration by the Company and its Subsidiaries and any assumption of liabilities and Indebtedness in excess of $1,000,000,000; provided that, for purposes of Section 6.09(b) there shall not be more than one Material Acquisition in any four fiscal quarter period.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, property or financial condition of the Company and the Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any and all other Loan Documents, or the rights and remedies of the Administrative Agent and the Lenders thereunder.

“Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), of any one or more of the Company and its Subsidiaries in an aggregate principal amount exceeding $100,000,000.

“Maximum Rate” has the meaning assigned to such term in Section 9.14.

“Mexican Pledge Agreement” means the Equity Interests Pledge Agreement executed and delivered by the Original European Borrower and CI Cerveza S.à r.l. in favor of the Administrative Agent on July 2, 2013, as amended by the Amendment Agreement to the Equity Interests Pledge Agreement executed and delivered by the Original European Borrower and CI Cerveza S.à r.l. in favor of the Administrative Agent on the Restatement Effective Date.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds” means (a) with respect to any Asset Sale or any Casualty Event, an amount equal to (i) the sum of cash and Cash Equivalents received in connection with such Asset Sale or Casualty Event (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received and, with respect to any Casualty Event, any insurance proceeds or condemnation awards in respect of such Casualty Event actually received by the Company or any Subsidiary) less (ii) the sum of (A) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness that is secured by the Property subject to such Asset Sale or Casualty Event and that is repaid in connection with such Asset Sale or Casualty Event (other than Indebtedness under the Loan Documents), (B) the out-of-pocket expenses (including attorneys’ fees, investment banking fees, accounting fees and other professional and transactional fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other expenses and brokerage, consultant and other commissions and fees) actually incurred by the Company or such Subsidiary in connection with such Asset Sale or Casualty Event, (C) taxes paid or reasonably estimated to be actually payable in connection therewith, (D) any reserve for adjustment in accordance with GAAP in respect of (x) the sale price of such Property and (y) any liabilities associated with such Property and retained by the Company or any Subsidiary after such Disposition, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction and (E) the Company’s reasonable estimate of payments required to be made with respect to unassumed liabilities relating to the Property involved within one year of such Asset Sale or Casualty Event; provided that (x) in the case of Net Cash Proceeds of a Permitted Receivables Facility, to the extent the Borrower or any of its Subsidiaries receives proceeds of Attributable Receivables Indebtedness, the Net Cash Proceeds shall only include any principal amount of such Attributable Receivables Indebtedness in excess of the previously highest outstanding balance following the Original Closing Date, (y) “Net Cash Proceeds” shall include (i) any cash or Cash Equivalents received upon the Disposition of any non-cash consideration received by the Company or any Subsidiary in any such Asset Sale, (ii) an amount equal to any reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in clause (C) or (D) above at the time of such reversal and (iii) an amount equal to any estimated liabilities described in clause (E) above that have not been satisfied in cash within three hundred and sixty-five (365) days after such Asset Sale or Casualty Event and (z) in the case of any Asset Sale involving a joint venture, Net Cash Proceeds shall include such cash payments only to the extent distributed or otherwise transferred to the Company or any of its wholly-owned Subsidiaries; and (b) with respect to the incurrence of any Refinancing Term Loans by the Company or any Subsidiary, an amount equal to (i) the sum of the cash received in connection with such incurrence or issuance less (ii) the attorneys’ fees, investment banking fees, accountants’ fees, underwriting or other discounts, commissions, costs and other fees, transfer and similar taxes and other out-of-pocket expenses actually incurred by the Company or such Subsidiary in connection with such incurrence or issuance.

“New Collateral Documents” has the meaning set forth in Section 5.11(b).

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-Extension Notice Date” has the meaning set forth in Section 2.05(b)(iii).

“Note” means a promissory note made by the Borrower in favor of a Lender evidencing Loans made by such Lender to the Borrower, substantially in the form of Exhibit B-1, Exhibit B-2, Exhibit B-3, Exhibit B-4, Exhibit B-5 or Exhibit B-6, as applicable.

“Obligations” means all Indebtedness (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and other monetary obligations of any of the Loan Parties or Subsidiaries to any of the Lenders, their Affiliates, the Administrative Agent, any Cash Management Bank and any Hedge Bank, individually or collectively, existing on the Original Closing Date or arising thereafter (direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured) arising or incurred under this Agreement or any of the other Loan Documents or any Secured Hedge Agreement or Cash Management Obligation (including under any of the Loans made or reimbursement or other monetary obligations incurred or any of the Letters of Credit or other instruments at any time evidencing any thereof), in each case whether now existing or hereafter arising, whether all such obligations arise or accrue before or after the commencement of any bankruptcy, insolvency or receivership proceedings (and whether or not such claims, interest, costs, expenses or fees are allowed or allowable in any such proceeding (including interest and fees which, but for the filing of a petition in bankruptcy with respect to any Loan Party, would have accrued on any Obligations, whether or not a claim is allowed against such Loan Party for such interest or fees in the related bankruptcy proceeding)); provided that (i) obligations of the Loan Parties or Subsidiaries under any Swap Agreement and any Cash Management Obligations shall be guaranteed pursuant to the Guarantee Agreement only to the extent that, and for so long as, the other Obligations are so guaranteed, (ii) any release of Guarantors or Collateral effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under Swap Agreements or holders of Cash Management Obligations and (iii) the “Obligations” with respect to any Guarantor shall exclude any Excluded Swap Obligations of such Guarantor.

“Original Closing Date” means May 3, 2012.

“Original Credit Agreement” has the meaning provided in the Restatement Agreement.

“Original European Borrower” means CIH International S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B 176.850 with a share capital of US$1,000,000, and which is a direct or indirect subsidiary of the Company.

“Original Execution Date” means May 2, 2013.

“Other Taxes” means any and all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made under this Agreement or any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document, except any such Taxes imposed as a result of an assignment by a Lender other than an assignment made pursuant to Section 2.18 (an “Assignment Tax”), if such Assignment Tax is imposed as a result of any present or former connection of the assignor or assignee with the jurisdiction imposing such Assignment Tax (including as a result of such recipient carrying on a trade or business, having a permanent establishment or being a resident for tax purposes in such jurisdiction) other than any connection arising solely from such recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, and/or enforced, any Loan Documents.

“Outstanding Amount” means (i) with respect to Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Loans occurring on such date; (ii) with respect to Swingline Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Swingline Loans occurring on such date; and (iii) with respect to any Letter of Credit Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount of such Letter of Credit Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the Letter of Credit Obligations as of such date, including as a result of any reimbursements by a Borrower of Unreimbursed Amounts.

“Overnight Rate” means, for any day, the greater of (i) the Federal Funds Effective Rate and (ii) an overnight rate determined by the Administrative Agent, the Issuing Bank, or the Swingline Lender, as the case may be, in accordance with banking industry rules on interbank compensation.

“Participant” has the meaning set forth in Section 9.04(d).

“Participant Register” has the meaning set forth in Section 9.04(d).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“PECs” means preferred equity certificates or any other instrument issued by any Foreign Subsidiary that is treated as equity for U.S. federal income tax purposes but is treated as indebtedness under the laws of the jurisdiction of organization of such Foreign Subsidiary.

“Perfection Certificate” means a certificate, dated the Original Closing Date, delivered by the Company to the Administrative Agent.

“Perfection Certificate Supplement” means a supplement to the Perfection Certificate containing any information not included in the Perfection Certificate delivered to the Administrative Agent on the Original Closing Date (or in any previously delivered Perfection Certificate Supplement) with respect to matters required by the Perfection Certificate.

“Permitted Acquisition” means the purchase or other acquisition, in one or more series of transactions, of property and assets or businesses of any Person or of assets constituting a business unit, a line of business or division of such Person, or Equity Interests in a Person that, upon the consummation thereof, will be a Subsidiary of the Borrower (including as a result of a merger or consolidation); provided that the following conditions are satisfied:

(a)        on a Pro Forma Basis the Company is in compliance with the covenants set forth in Section 6.09 as of the date of the most recent balance sheet delivered pursuant to Section 5.01(a) or (b); and

(b)        at the time of and immediately after giving effect thereto, no Default shall have occurred and be continuing.

“Permitted Encumbrances” means:

(a)        Liens imposed by law for Taxes, assessments or other governmental charges that are not overdue for a period of more than thirty (30) days or are being contested in compliance with Section 5.04;

(b)        carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlords’, workmen’s, suppliers’ and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than ninety (90) days or are being contested in compliance with Section 5.04;

(c)        (i) Liens, pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations or employment laws or to secure other public, statutory or regulatory obligations (including to support letters of credit or bank guarantees) and (ii) Liens, pledges or deposits in the ordinary course of business securing liability for premiums or reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing insurance to the Company or any Subsidiary;

(d)        Liens or deposits to secure the performance of bids, trade contracts, governmental contracts, tenders, statutory bonds, leases, statutory obligations, surety, stay, appeal and replevin bonds, performance bonds, indemnity bonds, bonds to secure the payment of excise taxes or customs duties in connection with the sale or importation of goods and other obligations of a like nature (including those to secure health, safety and environmental obligations), in each case in the ordinary course of business;

(e)        Liens in respect of judgments, decrees, attachments or awards that do not constitute an Event of Default under clause (k) of Article VII;

(f)        easements, restrictions (including zoning restrictions), rights-of-way, covenants, licenses, encroachments, protrusions and similar encumbrances and minor title defects affecting real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially interfere with the ordinary conduct of business of the Company or any Subsidiary;

(g)        any interest or title of a lessor, sublessor, licensor or sublicensor under any lease, sublease, license or sublicense entered into by the Company or any other Subsidiary as a part of its business and covering only the assets so leased; and

(h)         performance and return-of-money bonds, or in connection with the payment of the exercise price or withholding taxes in respect of the exercise, payment or vesting of stock appreciation rights, stock options, restricted stock, restricted stock units, performance share units or other stock-based awards, and other similar obligations;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.

“Permitted Holders” means (a) Marilyn Sands, her descendants (whether by blood or adoption), her descendants’ spouses, her siblings, the descendants of her siblings (whether by blood or adoption), Hudson Ansley, Lindsay Caleo, William Caleo, Courtney Winslow, or Andrew Stern, or the estate of any of the foregoing Persons, or The Sands Family Foundation, Inc., (b) trusts which are for the benefit of any combination of the Persons described in clause (a), or any trust for the benefit of any such trust, or (c) partnerships, limited liability companies or any other entities which are controlled by any combination of the Persons described in clause (a), the estate of any such Persons, a trust referred to in the foregoing clause (b), or an entity that satisfies the conditions of this clause (c).

“Permitted Receivables Facility” means the receivables facility or facilities created under the Permitted Receivables Facility Documents providing for the sale or pledge by the Company and/or one or more other Receivables Sellers of Permitted Receivables Facility Assets (thereby providing financing to the Company and the Receivables Sellers) to the Receivables Entity (either directly or through another Receivables Seller), which in turn shall sell or pledge interests in the respective Permitted Receivables Facility Assets to third-party lenders or investors pursuant to the Permitted Receivables Facility Documents (with the Receivables Entity permitted to issue notes or other evidences of Indebtedness secured by Permitted Receivables Facility Assets or investor certificates, purchased interest certificates or other similar documentation evidencing interests in the Permitted Receivables Facility Assets) in return for the cash used by the Receivables Entity to purchase the Permitted Receivables Facility Assets from the Borrower and/or the respective Receivables Sellers, in each case as more fully set forth in the Permitted Receivables Facility Documents.

“Permitted Receivables Facility Assets” means (i) Receivables (whether now existing or arising in the future) of the Company and its Subsidiaries which are transferred or pledged to the Receivables Entity pursuant to the Permitted Receivables Facility and any related Permitted Receivables Related Assets which are also so transferred or pledged to the Receivables Entity and all proceeds thereof and (ii) loans to the Company and its Subsidiaries secured by Receivables (whether now existing or arising in the future) and any Permitted Receivables Related Assets of the Borrower and its Subsidiaries which are made pursuant to the Permitted Receivables Facility.

“Permitted Receivables Facility Documents” means each of the documents and agreements entered into in connection with the Permitted Receivables Facility, including (i) the documents relating to the Amended and Restated Receivables Loan, Security and Servicing Agreement, dated as of October 1, 2013 and as amended by the First Amendment to Amended and Restated Receivables Loan, Security and Servicing Agreement dated as of September 29, 2014 and as further amended by the Second Amendment to Amended and Restated Receivables Loan, Security and Servicing Agreement dated as of September 28, 2015, by and among the Company, Constellation Brands Sales Finance LLC, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch and the other lenders from time to time a party thereto, (ii) the documents relating to the Receivables Loan, Security and Servicing Agreement, dated as of October 1, 2013 and as amended by the First Amendment to Receivables Loan, Security and Servicing Agreement dated as of September 29, 2014 and as further amended by the Second Amendment to Receivables Loan, Security and Servicing Agreement dated as of September 28, 2015, by and among Crown Imports LLC, Crown Sales Finance LLC, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch and the other lenders from time to time a party thereto and (iii) all documents and agreements relating to the issuance, funding and/or purchase of certificates and purchased interest certificates or other evidences of Indebtedness secured by Permitted Receivables Facility Assets, all of which documents and agreements to be in form and substance reasonably customary for transactions of this type; in each case as such documents and agreements may be amended, modified, supplemented, refinanced or replaced from time to time so long as (in the good faith determination of the Company) either (i) the terms as so amended, modified, supplemented, refinanced or replaced are reasonably customary for transactions of this type or (ii)(x) any such amendments, modifications, supplements, refinancings or replacements do not impose any conditions or requirements on the Company or any of its Subsidiaries that, taken as a whole, are more restrictive in any material respect than those in existence immediately prior to any such amendment, modification, supplement, refinancing or replacement as determined by the Company in good faith and (y) any such amendments, modifications, supplements, refinancings or replacements are not adverse in any material respect to the interests of the Lenders as determined by the Company in good faith.

“Permitted Receivables Related Assets” means any other assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving receivables similar to Receivables and any collections or proceeds of any of the foregoing.

“Permitted Refinancing Indebtedness” means, with respect to any Person, any amendment, modification, refinancing, refunding, renewal, replacement or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed, replaced or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal, replacement or extension, (b) other than with respect to Permitted Refinancing Indebtedness in respect of Indebtedness permitted pursuant to Section 6.01(e), such modification, refinancing, refunding, renewal, replacement or extension has a final maturity date equal to or later than the earlier of (x) the final maturity date of the Indebtedness so modified, refinanced, refunded, renewed, replaced or extended and (y) the date which is 91 days after the U.S. Term A-1 Loan Maturity Date, (c) other than with respect to Permitted Refinancing Indebtedness in respect of Indebtedness permitted pursuant to Section 6.01(e), such modification, refinancing, refunding, renewal, replacement or extension has a Weighted Average Life to Maturity equal to or greater than the remaining Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended and (d) to the extent such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal, replacement or extension is subordinated in right of payment to the Obligations on terms, taken as a whole, at least as favorable to the Lenders (in the good faith determination of the Company) as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform” has the meaning assigned in Section 5.01.

“Pledge Agreements” means, collectively, the U.S. Pledge Agreement and the Foreign Pledge Agreements.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by Bank of America as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective; provided that, if any such Prime Rate shall be less than zero, such Prime Rate shall be deemed to be zero.

“Pro Forma Basis” means with respect to compliance with any test covenant hereunder, that all Specified Transactions and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such test or covenant: (a) income statement items (whether positive or negative) attributable to the Property or Person subject to such Specified Transaction, (i) in the case of a Disposition of all or substantially all Equity Interests in any Subsidiary of the Company owned by the Company or any of its Subsidiaries or any division, product line, or facility used for operations of the Company or any of its Subsidiaries, shall be excluded, and (ii) in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction,” shall be included, (b) any retirement of Indebtedness and (c) any Indebtedness incurred or assumed by the Company or any of the Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided that, the foregoing pro forma adjustments may be applied to any such test or covenant solely to the extent that either (x) such adjustments are consistent with Regulation S-X or (y) in the case of any acquisition of a Person or line of business, such adjustments are set forth in a certificate of a Financial Officer of the Company delivered to the Administrative Agent, which certificate states that such adjustments are (A) based on specifically identified actions to be taken within six months following the date of such acquisition and (B) such Financial Officer believes such adjustments appropriately reflect the net cost savings to be achieved as a result of such specifically identified actions.

“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Equity Interests.

“Public Lender” has the meaning assigned in Section 5.01.

“Qualified Equity Interests” means Equity Interests of the Company other than Disqualified Equity Interests.

“Rating Agencies” means Moody’s and S&P or if Moody’s or S&P or both shall cease to provide rating services to borrowers or investors, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Company and reasonably satisfactory to the Administrative Agent which shall be substituted for Moody’s or S&P or both, as the case may be.

“Receivables” means all accounts receivable and property relating thereto (including, without limitation, all rights to payment created by or arising from sales of goods, leases of goods or the rendition of services rendered no matter how evidenced whether or not earned by performance).

“Receivables Entity” means a wholly-owned Subsidiary of the Company, including Constellation Brands Sales Finance LLC and Crown Sales Finance LLC, which engages in no activities other than in connection with the financing of Receivables of the Receivables Sellers and which is designated (as provided below) as a “Receivables Entity” (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Company or any other Subsidiary of the Company (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness)) pursuant to Standard Securitization Undertakings, (ii) is recourse to or obligates the Company or any other Subsidiary of the Company in any way (other than pursuant to Standard Securitization Undertakings) or (iii) subjects any property or asset of the Company or any other Subsidiary of the Company, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings, (b) with which neither the Company nor any of its Subsidiaries has any contract, agreement, arrangement or understanding (other than pursuant to the Permitted Receivables Facility Documents (including with respect to fees payable in the ordinary course of business in connection with the servicing of accounts receivable and related assets)) on terms less favorable to the Company or such Subsidiary than those that might be obtained at the time from persons that are not Affiliates of the Company (as determined by the Company in good faith), and (c) to which neither the Company nor any other Subsidiary of the Borrower has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results. Any such designation shall be evidenced to the Administrative Agent by filing with the Administrative Agent an officer’s certificate of the Company certifying that, to the best of such officer’s knowledge and belief after consultation with counsel, such designation complied with the foregoing conditions.

“Receivables Sellers” means the Company and those Subsidiaries (other than Receivables Entities) that are from time to time party to the Permitted Receivables Facility Documents.

“Refinanced Term Loans” has the meaning assigned to such term in Section 9.02.

“Refinancing Term Loans” means Incremental Term Loans that are designated by a Responsible Officer of the Company as “Refinancing Term Loans” in a certificate of a Responsible Officer of the Company delivered to the Administrative Agent on or prior to the date of incurrence.

“Register” has the meaning set forth in Section 9.04(c).

“Regulation S-X” means Regulation S-X under the Securities Act of 1933, as amended.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of a Hazardous Material into the environment, including the abandonment, discarding, burying or disposal of barrels, containers or other receptacles containing any Hazardous Material.

“Replacement Term Loans” has the meaning assigned to such term in Section 9.02.

“Required Lenders” means, at any time, Lenders having Credit Exposure and unused Commitments representing more than 50% of the sum of the total Credit Exposure and unused Commitments at such time; provided that the Commitment of, and the portion of the Credit Exposure held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Required Revolving Lenders” means, at any time, Lenders having Revolving Credit Exposures and unused Revolving Commitments representing more than 50% of the sum of the total Revolving Credit Exposures and unused Revolving Commitments at such time; provided that the Revolving Commitments of, and the portion of the Revolving Credit Exposure held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders.

“Responsible Officer” means the chief executive officer, president, any vice president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restatement Agreement” means the Restatement Agreement, dated as of March 10, 2016 by and among the Borrowers, the Guarantors, CI Cerveza S.à r.l., the Administrative Agent and the Lenders party thereto.

“Restatement Effective Date” means the date on which each of the conditions set forth in Section 4.01 of this Agreement have been satisfied.

“Restricted Payments” means any dividend or other distribution, whether in cash, securities or other property (other than any such dividend or other distribution payable solely with Qualified Equity

Interests), with respect to any Equity Interests in the Company or any Subsidiary, or any payment, whether in cash, securities or other property (other than any such payment solely with Qualified Equity Interests), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Company or any Subsidiary.

“Revaluation Date” means, with respect to any Letter of Credit, each of the following: (i) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof, (iii) each date of any payment by the Issuing Bank under any Letter of Credit denominated in an Alternative Currency and (iv) such additional dates as the Administrative Agent or the Issuing Bank shall determine or the Required Revolving Lenders under the applicable Revolving Credit Facility shall require.

“Reversion Date” has the meaning assigned to such term in the definition of “Covenant Suspension Period.”

“Revolving Commitment” means a U.S. Revolving Commitment and/or a European Revolving Commitment, as applicable.

“Revolving Credit Exposure” means, with respect to any Lender at any time, such Lender’s U.S. Revolving Credit Exposure and/or European Revolving Credit Exposure.

“Revolving Credit Facilities” means the U.S. Revolving Credit Facility and European Revolving Credit Facility and “Revolving Credit Facility” shall refer to any one of them individually as the context requires.

“Revolving Credit Maturity Date” means the European Revolving Credit Maturity Date or the U.S. Revolving Credit Maturity Date, as applicable.

“Revolving Lender” means a U.S. Revolving Lender and/or European Revolving Lender.

“Revolving Loan” means a U.S. Revolving Loan and/or European Revolving Loan, as applicable.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw- Hill Companies, Inc., and any successor thereto.

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be reasonably determined by the Administrative Agent or the Issuing Bank, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

“SEC” means the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority succeeding to any of its principal functions.

“Secured Hedge Agreement” means any Swap Agreement existing on the Original Closing Date between any Loan Party or any Subsidiary and any Hedge Bank or entered into following the Original Closing Date by and between any Loan Party or any Subsidiary and any Hedge Bank.

“Secured Parties” means, collectively, the Administrative Agent, the Issuing Banks, the Lenders, the Hedge Banks, the Cash Management Banks, any Affiliate of a Lender to which Obligations are owed and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Article VIII.

“series” means, with respect to any Extended Term Loans, Incremental Term Loans or Replacement Term Loans or Extended Revolving Commitments, all such Term Loans or Extended Revolving Commitments that have the same maturity date, amortization and interest rate provision and that are designated as part of such “series” pursuant to the applicable Additional Credit Extension Amendment.

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they become absolute and matured and (d) such Person is not engaged in any business, as conducted on such date and as proposed to be conducted following such date, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Domestic Subsidiary” means each wholly-owned Domestic Subsidiary of the Company other than (i) any Foreign Holding Company, (ii) any Receivables Entity, (iii) any Domestic Subsidiary that is a Subsidiary of a Foreign Subsidiary or Foreign Holding Company, (iv) any Immaterial Subsidiary and (v) any Inactive Subsidiary.

“Specified Indebtedness” means (i) the Existing Senior Notes, (ii) any Indebtedness incurred in reliance on Section 6.01(p) and (iii) any Indebtedness that is expressly subordinated in right of payment to the Obligations.

“Specified Transaction” means, with respect to any Test Period, any of the following events occurring after the first day of such Test Period and prior to the applicable date of determination: (i) any Investment by the Company or any Subsidiary in any Person (including in connection with the Acquisition and any Permitted Acquisition) other than a Person that was a wholly-owned Subsidiary on the first day of such period involving (x) the acquisition of a new Subsidiary or joint venture, (y) an increase in the Company’s and its Subsidiaries’ consolidated economic ownership of a joint venture or (z) the acquisition of a product line or business unit, (ii) any Asset Sale involving (x) the disposition of Equity Interests of a Subsidiary or joint venture (other than to the Company or a Subsidiary) or (y) the disposition of a product line or business unit, (iii) any incurrence or repayment of Indebtedness (in each case, other than Swap Agreements, Revolving Loans, Swingline Loans and borrowings and repayments of Indebtedness in the ordinary course of business under revolving credit facilities except to the extent there is a reduction in the related Revolving Commitments or other revolving credit commitment) and (iv) any other transaction specifically required to be given effect to on a Pro Forma Basis.

“Spot Rate” for a currency means the rate determined by the Administrative Agent or the Issuing Bank, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the Issuing Bank may obtain such spot rate from another financial institution designated by the Administrative Agent or the Issuing Bank if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the Issuing Bank may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency.

“Standard Securitization Undertakings” means representations, warranties, covenants and indemnities entered into by the Borrower or any Subsidiary thereof in connection with the Permitted Receivables Facility which are reasonably customary in an accounts receivable financing transaction.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the ordinary voting power for the election of directors or other governing body are at the time beneficially owned, directly or indirectly, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any subsidiary of the Company.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or the Subsidiaries shall be a Swap Agreement.

“Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swingline Exposure” means the U.S. Swingline Exposure and/or European Swingline Exposure, as applicable.

“Swingline Lender” means Bank of America, in its capacity as lender of Swingline Loans hereunder, or any successor swingline lender hereunder.

“Swingline Loan” means a U.S. Swingline Loan and/or European Swingline Loan.

“Swingline Loan Notice” means a notice of a Swingline Loan Borrowing pursuant to Section 2.04, which, if in writing, shall be substantially in the form of Exhibit F or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

“Swingline Loan Sublimit” means the U.S. Swingline Loan Sublimit and/or the European Swingline Loan Sublimit, as applicable. The Swingline Loan Sublimit is part of, and not in addition to, the Revolving Commitments.

“Taxes” means any and all present or future taxes, levies, imposts, duties, assessments, deductions, charges or withholdings of any nature and whatever called, imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Lender” means the U.S. Term A Lenders, the U.S. Term A-1 Lenders, the European Term A Lenders, the European Term A-1 Lenders and each Lender holding Incremental Term Loans, Extended Term Loans or Replacement Term Loans of any series.

“Term Loan” means the U.S. Term A Loans, U.S. Term A-1 Loans, European Term A Loans, the European Term A-1 Loans, the Incremental Term Loans of each series and the Extended Term Loans of each series, collectively, made pursuant to Section 2.01.

“Test Period” means the period of four fiscal quarters of the Borrower ending on a specified date.

“Transactions” means (x) the execution, delivery and performance by the Loan Parties of the Second Amended and Restated Credit Agreement, dated May 2, 2013, by and among the Company, the Original European Borrower, the Administrative Agent and the other parties thereto and the other Loan Documents, the borrowing of Loans thereunder and the repayment in full of all Indebtedness under the Amended and Restated Credit Agreement, dated August 8, 2012, by and among the Company, the Administrative Agent and the other parties thereto and (y) the execution, delivery and performance by the Loan Parties of this Agreement and the other Loan Documents and the borrowing of Loans under the Original Credit Agreement and on the Restatement Effective Date.

“Type,” when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Eurodollar or the Base Rate.

“Uniform Commercial Code” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York.

“Unreimbursed Amount” has the meaning set forth in Section 2.05(c)(i).

“U.S. L/C Exposure” means, at any time, the sum of (a) the aggregate Outstanding Amount of all U.S. Letters of Credit at such time plus (b) the aggregate Outstanding Amount of all L/C Disbursements, including Unreimbursed Amounts, that have not yet been reimbursed by or on behalf of the Company at such time under U.S Letters of Credit. The U.S. L/C Exposure of any U.S. Revolving Lender at any time shall be its Applicable Percentage of the total U.S. L/C Exposure at such time. For purposes of computing the amount available to be drawn under any U.S. Letter of Credit, the amount of such U.S. Letter of Credit shall be determined in accordance with Section 1.09. For all purposes of this Agreement, if on any date of determination a U.S. Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such U.S. Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“U.S. L/C Exposure Sublimit” means $100,000,000.

“U.S. Lender” means any Lender or Issuing Bank that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“U.S. Letter of Credit” means any Letter of Credit issued pursuant to the U.S. Revolving Credit Facility.

“U.S. Loan Party” means the Company and the Guarantors.

“U.S. Pledge Agreement” means the Pledge Agreement executed and delivered by the Company, the Subsidiary Guarantors and the Administrative Agent on the Original Closing Date.

“U.S. Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make U.S. Revolving Loans and to acquire participations in U.S. Letters of Credit and U.S. Swingline Loans, expressed as an amount representing the maximum possible aggregate amount of such Lender’s U.S. Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) increased from time to time pursuant to Section 2.19 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 of this Agreement. The amount of each Lender’s U.S. Revolving Commitment on the Restatement Effective Date is as set forth on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender shall have assumed its U.S. Revolving Commitment, as applicable. The aggregate amount of the Lenders’ U.S. Revolving Commitments on the Restatement Effective Date is $150,000,000.

“U.S. Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of such Lender’s outstanding U.S. Revolving Loans and its U.S. L/C Exposure and U.S. Swingline Exposure at such time.

“U.S. Revolving Credit Facility” means the U.S. Revolving Commitments and the extension of credit made thereunder.

“U.S. Revolving Credit Maturity Date” means July 16, 2020.

“U.S. Revolving Lender” means each Lender that has a U.S. Revolving Commitment or that holds U.S. Revolving Credit Exposure.

“U.S. Revolving Loan” means a U.S. Revolving Loan made pursuant to Section 2.01(c).

“U.S. Swingline Exposure” means, at any time, the aggregate principal amount of all U.S. Swingline Loans outstanding at such time. The U.S. Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total U.S. Swingline Exposure at such time.

“U.S. Swingline Loan” means a Loan made under the U.S. Revolving Facility pursuant to Section 2.04.

“U.S. Swingline Loan Sublimit” means $25,000,000.

“U.S. Term A Lender” means a Lender holding U.S. Term A Loans.

“U.S. Term A Loan” means each “U.S. Term A Loan” outstanding under the Original Credit Agreement on the Restatement Effective Date in the aggregate amount of $1,223,878,906.25.

“U.S. Term A Loan Maturity Date” means July 16, 2020.

“U.S. Term A-1 Lender” means a Lender holding U.S. Term A-1 Loans.

“U.S. Term A-1 Loan” means each “U.S. Term A-1 Loan” outstanding under the Original Credit Agreement on the Restatement Effective Date in the aggregate amount of $240,122,968.75.

“U.S. Term A-1 Loan Maturity Date” means July 16, 2021.

“VAT” means:

(a)        any Tax imposed in compliance with Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112), as amended and as implemented by any relevant EU Member State; and

(b)        any other Tax of a similar nature whether imposed in a member state of the European Union in substitution for, or levied in addition to, such Tax referred to in paragraph (a) above, or imposed elsewhere.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding aggregate principal amount of such Indebtedness into (b) the sum of the total of the products obtained by multiplying (i) the amount of each then remaining scheduled installment, sinking fund, serial maturity or other required payment of principal including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“wholly-owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly-owned Subsidiaries of such Person.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

SECTION 1.02.  Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., a “Eurodollar Revolving Borrowing”).

SECTION 1.03.  Terms Generally.

(a)        The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, refinanced, restated, replaced or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and

Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b)        Luxembourg Terms. In this Agreement, a reference to:

  (i)        a “liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrator receiver, administrator or similar officer” includes any:

(A)       juge-commissaire and/or insolvency receiver (curateur) appointed under the Luxembourg Commercial Code;

(B)       liquidateur appointed under Articles 141 to 151 of the Luxembourg Act dated 10 August 1915;

(C)       juge-commissaire and/or liquidateur appointed under Article 203 of the Luxembourg Act dated 10 August 1915 on commercial companies;

(D)       commissaire appointed under the Grand-Ducal Decree dated 24 May 1935 or under Articles 593 to 614 of the Luxembourg Commercial Code; and

(E)      juge délégué appointed under the Luxembourg Act dated 14 April 1886;

 (ii)        a “winding-up, administration or dissolution” includes, without limitation, bankruptcy (faillite), liquidation, composition with creditors (concordat préventif de faillite), moratorium or reprieve from payment (sursis de paiement) and controlled management (gestion contrôlée); and

 (iii)       a person being “unable to pay its debts” includes that person being in a state of cessation of payments (cessation de paiement).”

SECTION 1.04.  Accounting Terms; GAAP.

(a)        Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, (i) if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Original Closing Date in GAAP (including as a result of the adoption of IFRS) or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP (including as a result of the adoption of IFRS) or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith and (ii) notwithstanding anything in GAAP to the contrary, for purposes of all financial calculations hereunder, the amount of any Indebtedness outstanding at any time shall be the stated principal amount thereof (except to the extent such Indebtedness provides by its terms for the accretion of principal, in which case the amount of such Indebtedness at any time shall be its accreted amount at such time).

(b)        Notwithstanding anything to the contrary herein, for purposes of determining compliance with any test or covenant or the compliance with or availability of any basket contained in this

Agreement, the Consolidated Leverage Ratio, Consolidated Interest Coverage Ratio and Consolidated Net Leverage Ratio shall be calculated with respect to such period on a Pro Forma Basis.

SECTION 1.05.  Payments on Business Days. When the payment of any Obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, with respect to any payment of interest on or principal of Eurodollar Loans, if such extension would cause any such payment to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day.

SECTION 1.06.  [Reserved].

SECTION 1.07.  Rounding. Any financial ratios required to be maintained by the Company pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

SECTION 1.08.  Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

SECTION 1.09.  Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

SECTION 1.10.  Exchange Rates; Currency Equivalents.

(a)        The Administrative Agent and the applicable Issuing Bank, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Letters of Credit and Outstanding Amounts denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur.

(b)        Wherever in this Agreement in connection with the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the applicable Issuing Bank, as the case may be.

SECTION 1.11.  Effect of Restatement.

(a)        This Agreement shall amend and restate the Original Credit Agreement in its entirety, with the parties hereby agreeing that there is no novation of the Original Credit Agreement and from and after the effectiveness of this Agreement, the rights and obligations of the parties under the Original Credit Agreement shall be subsumed and governed by this Agreement. From and after the effectiveness of this

Agreement, the Obligations under the Original Credit Agreement shall continue as Obligations under this Agreement until otherwise paid in accordance with the terms hereof. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Agreement (other than during a Collateral Suspension Period).

(b)        On and after the effectiveness of this Agreement, each reference to the “Credit Agreement” in any other Loan Document shall mean and be a reference to this Agreement.

ARTICLE II

The Credits

SECTION 2.01.  Outstanding Loans; Commitments.

(a)        Each U.S. Term A Loan of each U.S. Term A Lender outstanding under the Original Credit Agreement on the Restatement Effective Date shall continue under this Agreement as a U.S. Term A Loan of such U.S. Term A Lender under this Agreement on the Restatement Effective Date (and of the same Type and, if applicable with the same Interest Period).

(b)        Each U.S. Term A-1 Loan of each U.S. Term A-1 Lender outstanding under the Original Credit Agreement on the Restatement Effective Date shall continue under this Agreement as a U.S. Term A-1 Loan of such U.S. Term A-1 Lender under this Agreement on the Restatement Effective Date (and of the same Type and, if applicable with the same Interest Period).

(c)        Subject to the terms and conditions set forth herein, (x) each U.S. Revolving Lender agrees to make U.S. Revolving Loans to the Company in Dollars from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender’s U.S. Revolving Credit Exposure exceeding such Lender’s U.S. Revolving Commitments or (ii) the total U.S. Revolving Credit Exposures exceeding the sum of the total U.S. Revolving Commitments and (y) each European Revolving Lender agrees to make European Revolving Loans to the Company, the Original European Borrower or the Additional European Borrower in Dollars from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender’s European Revolving Credit Exposure exceeding such Lender’s European Revolving Commitments or (ii) the total European Revolving Credit Exposures exceeding the sum of the total European Revolving Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Company, in the case of U.S. Revolving Loans, and the Company, the Original European Borrower and/or the Additional European Borrower, in the case of the European Revolving Loans, may borrow, prepay and reborrow Revolving Loans;

(d)        Each European Term A Loan of each European Term A Lender outstanding under the Original Credit Agreement on the Restatement Effective Date shall continue under this Agreement as a European Term A Loan of such European Term A Lender under this Agreement on the Restatement Effective Date (and of the same Type and, if applicable with the same Interest Period).

(e)        Each European Term A-1 Lender agrees to make a term loan to the Additional European Borrower in Dollars (each a “European Term A-1 Loan”) on the Restatement Effective Date in an amount not to exceed such Lender’s European Term A-1 Loan Commitment.

SECTION 2.02.  Loans and Borrowings.

(a)        Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. Any Swingline Loan shall be made in accordance with the procedures set forth in Section 2.04.

(b)        Subject to Section 2.13, each Borrowing shall be comprised entirely of Base Rate Loans or Eurodollar Loans as the applicable Borrower may request in accordance herewith. Each Swingline Loan shall be a Base Rate Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c)        Each Borrowing of, conversion to or continuation of Eurodollar Loans shall be in an aggregate amount that is an integral multiple of $1,000,000 (or, if not an integral multiple, the entire available amount) and not less than $5,000,000. Each Borrowing of, conversion to or continuation of Base Rate Loans (other than Swingline Loans which shall be subject to Section 2.04) shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $1,000,000; provided that Eurodollar Revolving Loans and Base Rate Revolving Loans may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments under the applicable Revolving Credit Facility or that is required to finance the reimbursement of a Swingline Loan under the applicable Revolving Credit Facility pursuant to Section 2.04(c) or an L/C Disbursement under the applicable Revolving Credit Facility as contemplated by Section 2.05(c). Borrowings of more than one Type and Class may be outstanding at the same time.

(d)        Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested (i) with respect to a U.S. Revolving Borrowing would end after the U.S. Revolving Credit Maturity Date, (ii) with respect to a European Revolving Borrowing would end after the European Revolving Credit Maturity Date, (iii) with respect to a U.S. Term A Loan Borrowing would end after the U.S. Term A Loan Maturity Date, (iv) with respect to a U.S. Term A-1 Loan Borrowing would end after the U.S. Term A-1 Loan Maturity Date, (v) with respect to a European Term A Loan Borrowing would end after the European Term A Loan Maturity Date or (vi) with respect to a European Term A-1 Loan Borrowing would end after the European Term A-1 Loan Maturity Date.

SECTION 2.03.  Requests for Borrowings.  To request a Borrowing, a conversion of Loans from one Type to the other or a continuation of Eurodollar Loans, the Borrowers shall notify the Administrative Agent of such request, which may be given by (A) telephone or (B) a Committed Loan Notice; provided that any telephone notice must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice. Each Committed Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Loans or of any conversion of Eurodollar Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans; provided, however, that if the Borrowers wish to request Eurodollar Loans having an Interest Period other than one, two, three or six months in duration as provided in the definition of “Interest Period,” the Committed Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (i) four Business Days prior to the requested date of such Borrowing, conversion or continuation of Eurodollar Loans, whereupon the Administrative Agent shall give prompt notice to the applicable Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than noon, (i) three Business Days before the requested date of such Borrowing, conversion or continuation of Eurodollar Loans, the Administrative Agent shall notify the Borrowers (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the applicable Lenders. Each Borrowing Request shall be irrevocable. Each Committed Loan Notice shall specify the following information in compliance with Section 2.02:

   (i)        the Class of Loans to which such Borrowing Request relates and the Borrower to which such Loan is being made;

  (ii)        the aggregate amount of the requested Borrowing, conversion or continuation;

 (iii)        the date of such Borrowing, conversion or continuation, which shall be a Business Day;

 (iv)        whether such Borrowing, conversion or continuation is to be a Base Rate Borrowing or a Eurodollar Borrowing;

  (v)        in the case of a Eurodollar Borrowing, the Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”;

 (vi)        the location and number of the applicable Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06; and

(vii)        whether the Borrowers are requesting a new Borrowing, a conversion of Loans from one Type to the other, or a continuation of Eurodollar Loans.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a Base Rate Borrowing. In the case of a failure to timely request a conversion or continuation of Eurodollar Loans, such Loans shall be converted to Base Rate Loans on the last day of the applicable Interest Period. If no Interest Period is specified with respect to any requested Eurodollar Borrowing or conversion or continuation of Eurodollar Loans, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Any automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Loans. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. Except as otherwise provided herein, a Eurodollar Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as Eurodollar Loans without the prior written consent of the Required Lenders.

SECTION 2.04.  Swingline Loans.

(a)        Subject to the terms and conditions set forth herein, the Swingline Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, to make (x) U.S. Swingline Loans to the Company from time to time during the Availability Period and (y) European Swingline Loans to the Company, the Original European Borrower or the Additional European Borrower from time to time during the Availability Period; provided that no such Swingline Loan under any Revolving Credit Facility shall be permitted if, after giving effect thereto, (i) the aggregate principal amount of outstanding Swingline Loans under such Revolving Credit Facility would exceed the Swingline Loan Sublimit of such Revolving Credit Facility or (ii) the aggregate Revolving Credit Exposures under such Revolving

Credit Facility would exceed the total Revolving Commitments under such Revolving Credit Facility; provided further that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Company, the Original European Borrower and/or the Additional European Borrower, as applicable, may borrow, prepay and reborrow Swingline Loans. Immediately upon the making of a Swingline Loan, each Applicable Participant shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swingline Lender a risk participation in such Swingline Loan in an amount equal to the product of such Applicable Participant’s Applicable Percentage times the amount of such Swingline Loan.

(b)        To request a Swingline Loan, the Company, the Original European Borrower and/or the Additional European Borrower, as applicable, shall notify the Administrative Agent and Swingline Lender of such request, which may be given by (A) telephone or (B) by a Swingline Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swingline Lender and the Administrative Agent of a Swingline Loan Notice. Each Swingline Loan Notice shall be irrevocable. Each such notice must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000 and (ii) the requested borrowing date, which shall be a Business Day. Promptly after receipt by the Swingline Lender of any telephonic Swingline Loan Notice, the Swingline Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swingline Loan Notice and, if not, the Swingline Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swingline Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Swingline Loan Borrowing (A) directing the Swingline Lender not to make such Swingline Loan as a result of the limitations set forth in Section 2.04(a) or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, the Swingline Lender shall make such Swingline Loan available to the applicable Borrower by means of a credit to the general deposit account of such Borrower with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an L/C Disbursement as provided in Section 2.05(c), by remittance to the relevant Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

(c)        (i) The Swingline Lender at any time in its sole and absolute discretion may request, on behalf of the applicable Borrower (which hereby irrevocably authorizes the Swingline Lender to so request on its behalf), that each Applicable Participant make a Base Rate Loan to such Borrower in an amount equal to such Lender’s Applicable Percentage of the amount of the Swingline Loans then outstanding under the Revolving Credit Facility under which such Swingline Loan was made. Such request shall be made in writing (which written request shall be deemed to be a Borrowing Request for purposes hereof) and in accordance with the requirements of Section 2.02 and Section 2.03, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Revolving Commitments of the applicable Class and the conditions set forth in Section 4.02. The Swingline Lender shall furnish the applicable Borrower with a copy of the applicable Borrowing Request promptly after delivering such notice to the Administrative Agent. Each Applicable Participant shall make an amount equal to its Applicable Percentage of the amount specified in such Borrowing Request available to the Administrative Agent in Same Day Funds for the account of the Swingline Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Borrowing Request, whereupon, subject to Section 2.04(c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the applicable Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swingline Lender.

(ii)        If for any reason any Swingline Loan cannot be refinanced by such Base Rate Loan in accordance with clause (i), the request for Base Rate Loans submitted by the Swingline Lender as set forth herein shall be deemed to be a request by the Swingline Lender that each of the Applicable Participants fund its risk participation in the relevant Swingline Loan and such Applicable Participant’s payment to the Administrative Agent for the account of the Swingline Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation. If any Applicable Participant fails to make available to the Administrative Agent for the account of the Swingline Lender any amount required to be paid by such Applicable Participant pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swingline Lender shall be entitled to recover from such Applicable Participant (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the Swingline Lender in connection with the foregoing. If such Applicable Participant pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Applicable Participant’s Base Rate Loan included in the relevant Borrowing or funded participation in the relevant Swingline Loan, as the case may be. A certificate of the Swingline Lender submitted to any Applicable Participant (through the Administrative Agent) with respect to any amounts owing under this clause (ii) shall be conclusive absent manifest error.

(iii)        Each Applicable Participant’s obligation to make Base Rate Loans or to purchase and fund risk participations in Swingline Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swingline Lender, any Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Applicable Participant’s obligation to make Base Rate Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of any Borrower to repay Swingline Loans to such Borrower, together with interest as provided herein.

(d)        (i) At any time after any Applicable Participant has purchased and funded a risk participation in a Swingline Loan, if the Swingline Lender receives any payment on account of such Swingline Loan, the Swingline Lender will distribute to such Applicable Participant its Applicable Percentage thereof in the same funds as those received by the Swingline Lender.

(ii)        If any payment received by the Swingline Lender in respect of principal or interest on any Swingline Loan is required to be returned by the Swingline Lender under any of the circumstances described in Section 9.08 (including pursuant to any settlement entered into by the Swingline Lender in its discretion), each Applicable Participant shall pay to the Swingline Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the Swingline Lender. The obligations of the Applicable Participants under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e)        The Swingline Lender shall be responsible for invoicing each Borrower for interest on the Swingline Loans to such Borrower. Until each Applicable Participant funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Applicable Participant’s Applicable Percentage of any Swingline Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swingline Lender.

(f)        Each Borrower shall make all payments of principal and interest in respect of the Swingline Loans made to such Borrower directly to the Swingline Lender.

SECTION 2.05.  Letters of Credit.

(a)        The Letter of Credit Commitment.

(i)        Subject to the terms and conditions set forth herein, (x) (A) each Issuing Bank agrees, in reliance upon the agreements of the Applicable Participants set forth in this Section 2.05, (1) from time to time on any Business Day during the period from the Original Closing Date until the Letter of Credit Expiration Date, to issue (i) U.S. Letters of Credit for the account of the Company or its Subsidiaries (excluding any European Borrower and its Subsidiaries) and (ii) European Letters of Credit for the account of any Borrower or any of their Subsidiaries, and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Applicable Participants severally agree to participate in Letters of Credit issued for the account of the relevant Borrower or its Subsidiaries and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the aggregate (i) U.S. L/C Exposure shall not exceed the U.S. L/C Exposure Sublimit, in the case of U.S. Letters of Credit, and (ii) European L/C Exposure shall not exceed the European L/C Exposure Sublimit, in the case of European Letters of Credit, and (y) (i) the total U.S. Revolving Credit Exposures shall not exceed the total U.S. Revolving Commitments, in the case of U.S. Letters of Credit, and (ii) the total European Revolving Credit Exposures shall not exceed the total European Revolving Commitments, in the case of European Letters of Credit. Each request by a Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by such Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, each Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly a Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit that are outstanding on the Restatement Effective Date shall be deemed to be “Letters of Credit” issued pursuant to this Agreement under the Revolving Credit Facility indicated on Schedule 2.05 on the Restatement Effective Date from and after the Restatement Effective Date and shall be subject to and governed by the terms and conditions hereof.

(ii)        No Issuing Bank shall issue any Letter of Credit, if: (A) subject to Section 2.05(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Revolving Lenders and the applicable Issuing Bank have approved such expiry date; or (B) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Lenders and the applicable Issuing Bank have approved such expiry date.

(iii)        No Issuing Bank shall be under any obligation to issue any Letter of Credit if:

(A)        any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any Law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Original Closing Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Original Closing Date and which such Issuing Bank in good faith deems material to it;

(B)        the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally;

(C)        except as otherwise agreed by the Administrative Agent and such Issuing Bank, such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency;

(D)        the Issuing Bank does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency;

(E)        such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or

(F)        a default of any Applicable Participant’s (of the applicable Class) obligations to fund under Section 2.05(c) exists or any Applicable Participant (of the applicable Class) is at such time a Defaulting Lender hereunder, unless such Issuing Bank has entered into satisfactory arrangements (in the Issuing Bank’s sole and absolute discretion) with the applicable Borrower or such Applicable Participant to eliminate the Issuing Bank’s risk with respect to such Applicable Participant.

(iv)       No Issuing Bank shall amend any Letter of Credit if the Issuing Bank would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.

(v)        No Issuing Bank shall be under any obligation to amend any Letter of Credit if (A) such Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(vi)       Each Issuing Bank shall act on behalf of the applicable Applicable Participant with respect to any Letters of Credit issued by it and the documents associated therewith, and each Issuing Bank shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article VII with respect to any acts taken or omissions suffered by such Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article VII included such Issuing Bank with respect to such acts or omissions, and (B) as additionally provided herein with respect to such Issuing Bank.

(b)        Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

(i)         Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the applicable Borrower delivered to the applicable Issuing Bank (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of such Borrower. Such Letter of Credit Application must be received by the applicable Issuing Bank and the Administrative Agent not later than noon at least three Business Days (or such later date and time as the applicable Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable Issuing Bank: (A) the proposed issuance date of the requested Letter of Credit

(which shall be a Business Day); (B) the amount and currency thereof, whether such Letter of Credit is a U.S. Letter of Credit or a European Letter of Credit and whether such Letter of Credit is issued for the account of the Company, the Original European Borrower or the Additional European Borrower (or one of the Company’s, the Original European Borrower’s or the Additional European Borrower’s Subsidiaries (it being understood that a Letter of Credit issued for the account of a Subsidiary that is not a Borrower shall be deemed for purposes of this Agreement to have been issued for the account of such Borrower)); (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the applicable Issuing Bank may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable Issuing Bank (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the applicable Issuing Bank may require. Additionally, the applicable Borrower shall furnish to the applicable Issuing Bank and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the applicable Issuing Bank or the Administrative Agent may reasonably require.

(ii)        Promptly after receipt of any Letter of Credit Application, the applicable Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the applicable Borrower and, if not, such Issuing Bank will provide the Administrative Agent with a copy thereof. Unless an Issuing Bank has received written notice from any Applicable Participant, the Administrative Agent or any Loan Party at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, such Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the applicable Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with such Issuing Bank’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit by an Issuing Bank, each Applicable Participant shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such Issuing Bank a risk participation in such Letter of Credit in an amount equal to the product of such Applicable Participant’s Applicable Percentage times the amount of such Letter of Credit.

(iii)       If a Borrower so requests in any applicable Letter of Credit Application, the applicable Issuing Bank may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the applicable Issuing Bank to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable Issuing Bank, a Borrower shall not be required to make a specific request to an Issuing Bank for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Applicable Participants shall be deemed to have authorized (but may not require) the applicable Issuing Bank to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that no Issuing Bank shall permit any such extension if (A) such Issuing Bank has determined that it would not be permitted at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.05(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Applicable Participants have elected not to permit such extension or (2) from the Administrative Agent or any Applicable Participant or the applicable Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing such Issuing Bank not to permit such extension.

(iv)       Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the Issuing Bank will also deliver to the applicable Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c)        Drawings and Reimbursements; Funding of Participations.

(i)       Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable Issuing Bank shall notify the Borrower for whose account such Letter of Credit was issued and the Administrative Agent thereof. In the case of a Letter of Credit denominated in an Alternative Currency, the Borrower for whose account such Letter of Credit was issued shall reimburse the applicable Issuing Bank in such Alternative Currency, unless (A) such Issuing Bank (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, such Borrower shall have notified such Issuing Bank promptly following receipt of the notice of drawing that such Borrower will reimburse such Issuing Bank in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the applicable Issuing Bank shall notify the applicable Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than noon on the Business Day following any payment by an Issuing Bank under a Letter of Credit to be reimbursed in Dollars, or the Applicable Time on the Business Day following any payment by an Issuing Bank under a Letter of Credit to be reimbursed in an Alternative Currency (each such date, an “Honor Date”), the Borrower for whose account such Letter of Credit was issued shall reimburse such Issuing Bank through the Administrative Agent in an amount equal to the amount of such drawing, and in the applicable currency. If such Borrower fails to so reimburse such Issuing Bank by such time, the Administrative Agent shall promptly notify each applicable Applicable Participant of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Applicable Participant’s Applicable Percentage thereof. In such event, the Borrower for whose account such Letter of Credit was issued shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans under the Revolving Credit Facility under which such Letter of Credit was issued to be disbursed on the Business Day following the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Commitments under such Revolving Credit Facility and the conditions set forth in Section 4.02 (other than the delivery of a Borrowing Notice) and until such Unreimbursed Amount is repaid or refinanced it shall accrue interest at the rate applicable to Base Rate Revolving Loans. Any notice given by the applicable Issuing Bank or the Administrative Agent pursuant to this Section 2.05(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii)        Each Applicable Participant shall upon any notice pursuant to Section 2.05(c)(i) make funds available to the Administrative Agent for the account of the applicable Issuing Bank, in Dollars, at the Administrative Agent’s office for payments in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 2:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.05(c)(iii), such Applicable Participant that so makes funds available shall be deemed to have made a Base Rate Loan under the Revolving Credit Facility under which such Letter of Credit was issued to the Borrower for whose account such Letter of Credit was issued in such amount. The Administrative Agent shall remit the funds so received to the applicable Issuing Bank.

(iii)        With respect to any Unreimbursed Amount in respect of a Letter of Credit that is not fully refinanced by a Revolving Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower for whose account such Letter of Credit was issued shall be deemed to have incurred from the applicable Issuing Bank an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Applicable Participant’s payment to the Administrative Agent for the account of the Issuing Bank pursuant to Section 2.05(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Applicable Participant in satisfaction of its participation obligation under this Section 2.05.

(iv)        Until each Applicable Participant funds its Revolving Loan or L/C Advance pursuant to this Section 2.05(c) to reimburse an Issuing Bank for any amount drawn under any Letter of Credit, interest in respect of such Applicable Participant’s Applicable Percentage of such amount shall be solely for the account of such Issuing Bank.

(v)        Each Applicable Participant’s obligation to make Revolving Loans or L/C Advances to reimburse each Issuing Bank for amounts drawn under Letters of Credit of the applicable Class issued by it, as contemplated by this Section 2.05(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Applicable Participant may have against such Issuing Bank, the Company, the Original European Borrower, the Additional European Borrower, any Subsidiary or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Applicable Participant’s obligation to make Revolving Loans pursuant to this Section 2.05(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the applicable Borrower of a Borrowing Request). No such making of an L/C Advance shall relieve or otherwise impair the obligation of a Borrower to reimburse an Issuing Bank for the amount of any payment made by such Issuing Bank under any Letter of Credit issued for the account of such Borrower, together with interest as provided herein.

(vi)        If any Applicable Participant fails to make available to the Administrative Agent for the account of an Issuing Bank any amount required to be paid by such Applicable Participant pursuant to the foregoing provisions of this Section 2.05(c) by the time specified in Section 2.05(c)(ii), such Issuing Bank shall be entitled to recover from such Applicable Participant (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such Issuing Bank at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the Issuing Bank in connection with the foregoing. If such Applicable Participant pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Applicable Participant’s Revolving Loan included in the relevant Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of an Issuing Bank submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

(d)        Repayment of Participations.

(i)        At any time after an Issuing Bank has made a payment under any Letter of Credit and has received from any Applicable Participant such Applicable Participant’s L/C Advance in respect of such payment in accordance with Section 2.05(c), if the Administrative Agent receives for the account of such Issuing Bank any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the applicable Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Applicable Participant its Applicable Percentage thereof in the same funds as those received by the Administrative Agent.

(ii)        If any payment received by the Administrative Agent for the account of an Issuing Bank pursuant to Section 2.05(c)(i) is required to be returned under any of the circumstances described in Section 9.08 (including pursuant to any settlement entered into by such Issuing Bank in its discretion), each Applicable Participant shall pay to the Administrative Agent for the account of such Issuing Bank its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Applicable Participant, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Revolving Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e)        Obligations Absolute. The obligation of each Borrower to reimburse each Issuing Bank for each drawing under each Letter of Credit issued by it and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document; (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Company, the Original European Borrower, the Additional European Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the applicable Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) any payment by such Issuing Bank under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by such Issuing Bank under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or any Subsidiary. Each Borrower shall promptly examine a copy of each Letter of Credit issued for the account of such Borrower and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with such Borrower’s instructions or other irregularity, such Borrower will promptly notify the applicable Issuing Bank. A Borrower shall be conclusively deemed to have waived any such claim against the applicable Issuing Bank and its correspondents unless such notice is given as aforesaid.

(f)        Role of Issuing Banks. Each Applicable Participant and each Borrower agree that, in paying any drawing under any Letter of Credit, no Issuing Bank shall have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the Issuing Banks, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of any Issuing

Bank shall be liable to any Applicable Participant for (i) any action taken or omitted in connection herewith at the request or with the approval of the Applicable Participants or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. Each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude a Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the Issuing Banks, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of any Issuing Bank shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.05(e); provided, however, that anything in such clauses to the contrary notwithstanding, a Borrower may have a claim against any Issuing Bank, and such Issuing Bank may be liable to a Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by such Borrower which such Borrower proves were caused by such Issuing Bank’s willful misconduct or gross negligence or such Issuing Bank’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, each Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and such Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g)        Cash Collateral.

(i)         Upon the request of the Administrative Agent, (A) if any Issuing Bank has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, (B) if, as of the Letter of Credit Expiration Date, any L/C Exposure for any reason remains outstanding, or (C) if any Event of Default described under clauses (h) or (i) of Article VII has occurred and is continuing, each Borrower shall, in each case, immediately Cash Collateralize the then L/C Exposure under all Letters of Credit issued for its account.

(ii)        In addition, if the Administrative Agent notifies the applicable Borrower(s) at any time that (i) the U.S. L/C Exposure at such time exceeds the U.S. L/C Exposure Sublimit then in effect or (ii) the European L/C Exposure at such time exceeds the European L/C Exposure Sublimit then in effect, then, within one Business Day (or such later time as the Administrative Agent may agree in its sole discretion) after receipt of such notice, the applicable Borrower(s) shall severally Cash Collateralize the applicable L/C Exposure in respect of Letters of Credit issued for such Borrower’s account in an amount equal to the amount by which the applicable L/C Exposure exceeds the applicable L/C Exposure Sublimit.

(iii)        The Administrative Agent may, at any time and from time to time after the initial deposit of Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of exchange rate fluctuations.

(h)        Applicability of ISP. Unless otherwise expressly agreed by the Issuing Bank and the relevant Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each standby Letter of Credit.

(i)        Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

(j)        Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower requesting such Letter of Credit shall be obligated to reimburse the applicable Issuing Bank hereunder for any and all drawings under such Letter of Credit. Each Borrower hereby acknowledges that the issuance of Letters of Credit requested by such Borrower for the account of Subsidiaries inures to the benefit of such Borrower, and that such Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.

(k)        Issuing Bank Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each Issuing Bank shall, in addition to its notification obligations set forth elsewhere in this Section, report in writing to the Administrative Agent (i) periodic activity (for such period or recurrent periods as shall be requested by the Administrative Agent) in respect of Letters of Credit issued by such Issuing Bank, including issuances, extensions, amendments and renewals, expirations and cancelations and disbursements and reimbursements, (ii) at least one Business Day prior to the time that such Issuing Bank issues, amends, renews or extends a Letter of Credit, the date of such issuance, amendment, renewal or extension and the stated amount of the applicable Letters of Credit after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed), (iii) on each Business Day on which such Issuing Bank makes a payment pursuant to a Letter of Credit, the date and amount of such payment, (iv) on any Business Day on which a Borrower fails to reimburse a payment made pursuant to a Letter of Credit required to be reimbursed to such Issuing Bank on such day, the date of such failure and the amount of such payment and (v) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank.

SECTION 2.06.  Funding of Borrowings.

(a)        Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s Applicable Percentage or other percentage provided for herein; provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the applicable Borrower by promptly crediting the amounts so received, in like funds, to an account designated by such Borrower in the applicable Borrowing Request; provided that Base Rate Revolving Loans made to refinance Swingline Loans as provided in Section 2.04(c) shall be remitted to the Swingline Lender and Base Rate Revolving Loans made to finance the reimbursement of an L/C Disbursement as provided in Section 2.05(c) shall be remitted by the Administrative Agent to the relevant Issuing Bank.

(b)        Unless the Administrative Agent shall have received notice from a Lender prior to the proposed time of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with clause (a) of this Section and may, in reliance upon such assumption in its sole discretion, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and such Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the Overnight Rate or (ii) in the case of the Borrower, the interest rate applicable to Base Rate Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.

(c)        If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Event set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest.

SECTION 2.07.  Market Disruption.  Notwithstanding the satisfaction of all conditions referred to in Article II and Article IV with respect to any Letter of Credit issued or to be issued in any Alternative Currency, if (i) there shall occur on or prior to the date of such Borrowing any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the reasonable opinion of the Administrative Agent or the relevant Issuing Bank make it impracticable for the applicable Letters of Credit comprising such Credit Event to be denominated in the Alternative Currency specified by the Company or (ii) the Dollar Equivalent of such currency is not readily calculable, then the Administrative Agent shall forthwith give notice thereof to the Company and the relevant Issuing Bank, and such Credit Events shall not be denominated in such Alternative Currency but shall, except as otherwise set forth in Section 2.06, be made on the date of such Credit Event in Dollars in a face amount equal to the Dollar Equivalent of the face amount specified in the related request or application for such Letter of Credit, unless the Borrower notifies the Administrative Agent at least one (1) Business Day before such date that (i) it elects not to request the issuance of such Letter of Credit on such date or (ii) it elects to have such Letter of Credit issued on such date in a different currency, as the case may be, in which the denomination of such Letter of Credit would in the reasonable opinion of the relevant Issuing Bank and the Administrative Agent, be practicable and in face amount equal to the Dollar Equivalent of the face amount specified in the related request or application for such Letter of Credit, as the case may be.

SECTION 2.08.  Termination and Reduction of Commitments.

(a)        All European Term A-1 Loan Commitments shall terminate on the Restatement Effective Date immediately upon the funding of the European Term A-1 Loans to be funded thereunder pursuant to Section 2.01. Unless previously terminated, all U.S. Revolving Commitments and European Revolving Commitments shall terminate on the U.S. Revolving Credit Maturity Date and European Revolving Credit Maturity Date, respectively.

(b)        The Borrowers may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000, (or, if less, the remaining amount of such Commitments), (ii) the Company shall not terminate or reduce the U.S. Revolving Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.10, the total U.S. Revolving Credit Exposures would exceed the total U.S. Revolving Commitments and (iii) the Borrowers shall not terminate or reduce the European Revolving Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.10, the total European Revolving Credit Exposures would exceed the total European Revolving Commitments.

(c)        The Borrowers shall notify the Administrative Agent by telephone (confirmed by telecopy or transmission by electronic communication in accordance with Section 9.01(b)) of any election to terminate or reduce the Commitments under clause (b) of this Section not later than 12:00 p.m. three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrowers pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrowers may state that such notice is conditioned upon the effectiveness of other credit facilities or instruments of Indebtedness or the occurrence of any other specified event, in which case such notice may be revoked by the Borrowers (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Subject to Section 2.20(d), each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

SECTION 2.09.  Repayment of Loans; Evidence of Debt.

(a)        The Company hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each U.S. Revolving Loan made to the Borrower on the U.S. Revolving Credit Maturity Date in the currency of such Loan and (ii) to the Swingline Lender the then unpaid principal amount of each U.S. Swingline Loan on the earlier of the U.S. Revolving Credit Maturity Date and the 10th Business Day after such U.S. Swingline Loan is made; provided that on each date that a U.S. Revolving Loan is made, the Company shall repay all U.S. Swingline Loans then outstanding. Each Borrower severally hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each European Revolving Loan made to such Borrower on the European Revolving Credit Maturity Date in the currency of such Loan and (ii) to the Swingline Lender the then unpaid principal amount of each European Swingline Loan to such Borrower on the earlier of the European Revolving Credit Maturity Date and the 10th Business Day after such European Swingline Loan is made; provided that on each date that a European Revolving Loan is made to a Borrower, such Borrower shall repay all European Swingline Loans to such Borrower then outstanding.

(b)        The Company promises to repay (i) the U.S. Term A Loans on each March 1, June 1, September 1 and December 1 (or, if any such day is not a Business Day, the following Business Day), commencing on June 1, 2016, in an amount (expressed as a percentage of the original aggregate principal amount of the U.S. Term A Loans made under the Original Credit Agreement) equal to 1.25% and (ii) on the U.S. Term A Loan Maturity Date, the aggregate principal amount of all U.S. Term A Loans outstanding on such date.

(c)        The Company promises to repay (i) U.S. Term A-1 Loans on each March 1, June 1, September 1 and December 1 (or, if any such day is not a Business Day, the following Business Day), commencing on June 1, 2016 in an amount equal to 0.25% of the aggregate principal amount of all U.S. Term A-1 Loans originally borrowed under the Original Credit Agreement and (ii) on the U.S. Term A-1 Loan Maturity Date, the aggregate principal amount of all U.S. Term A-1 Loans outstanding on such date.

(d)        [Reserved].

(e)        The Original European Borrower promises to repay (i) European Term A Loans on each March 1, June 1, September 1 and December 1 (or, if any such day is not a Business Day, the following Business Day), commencing on June 1, 2016, in an amount (expressed as a percentage of the original aggregate principal amount of the European Term A Loans originally made under the Original Credit Agreement) equal to 1.25% and (ii) on the European Term A Loan Maturity Date, the aggregate principal amount of all European Term A Loans outstanding on such date.

(f)        The Additional European Borrower promises to repay (i) European Term A-1 Loans on each March 1, June 1, September 1 and December 1 (or, if any such day is not a Business Day, the following Business Day), commencing on June 1, 2016, in an amount (expressed as a percentage of the original aggregate principal amount of the European Term A-1 Loans made on the Restatement Effective

Date) equal to 1.25% and (ii) on the European Term A-1 Loan Maturity Date, the aggregate principal amount of all European Term A-1 Loans outstanding on such date

(g)        [Reserved].

(h)        Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(i)        The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(j)        The entries made in the accounts maintained pursuant to clause (h) or (i) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein absent manifest error; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(k)        Any Lender may request that Loans made by it be evidenced by promissory notes. In such event, the Borrower shall prepare, execute and deliver to such Lender promissory notes payable to such Lender and its registered assigns and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory notes and interest thereon shall at all times (including after assignment pursuant to Section 9.04 of this Agreement) be represented by one or more promissory notes in such form payable to the payee named therein and its registered assigns.

SECTION 2.10.  Prepayment of Loans.

(a)        Optional Prepayments. (i) Each Borrower shall have the right at any time and from time to time to prepay any Borrowing by such Borrower of any Class in whole or in part, without premium or penalty, subject to prior notice in accordance with clause (a)(ii) of this Section; provided, however, that no prepayments of any Extended Term Loans of any series shall be permitted pursuant to this Section 2.10(a) so long as any Term Loans of any Existing Term Loan Class from which such Extended Term Loans were converted remain outstanding unless such prepayment is accompanied by a pro rata (or greater proportionate) prepayment of Term Loans of such Existing Term Loan Class.

(ii)        The Borrowers shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) in a form acceptable to the Administrative Agent of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 2:00 p.m., New York City time, three (3) Business Days before the date of prepayment, (ii) in the case of prepayment of a Base Rate Borrowing, not later than noon, New York City time, on the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 2:00 p.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the Class or Classes of Loans to be repaid and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of Term Loans pursuant to this Section 2.10(a) shall be applied to repayments thereof required pursuant to Section 2.09(b) in the order selected by the Borrowers. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the notice of prepayment. Prepayments pursuant to this Section 2.10(a) shall be accompanied by accrued interest to the extent required by Section 2.12 and shall be subject to Section 2.15.

(b)        Mandatory Prepayments.

(i)        If the Administrative Agent notifies a Borrower at any time that (x) the Revolving Credit Exposure under a Revolving Credit Facility at such time exceeds an amount equal to 100% of the Revolving Commitments for such Revolving Credit Facility then in effect, then, within two Business Days after receipt of such notice, the relevant Borrower shall prepay Revolving Loans of such Borrower under such Revolving Credit Facility and/or Cash Collateralize the L/C Exposure in respect of Letters of Credit issued for the account of such Borrower in an aggregate amount sufficient to reduce such Revolving Credit Exposure as of such date of payment to an amount not to exceed 100% of the Revolving Commitments then in effect under such Revolving Credit Facility; provided, however, that, subject to the provisions of Section 2.05(g)(ii), no Borrower shall be required to Cash Collateralize the L/C Exposures pursuant to this Section 2.10(b) unless, after the prepayment in full of the Revolving Loans under the applicable Revolving Credit Facility, the Revolving Credit Exposure under such Revolving Credit Facility exceeds the Revolving Commitments then in effect under such Revolving Credit Facility.

(ii)        (A) If the Company or any Subsidiary receives any Net Cash Proceeds from any Asset Sale or Casualty Event, the Borrowers shall apply an amount equal to 100% of such Net Cash Proceeds (in the case of an Asset Sale by a Foreign Subsidiary, net of additional taxes payable (or that would be payable if the Net Cash Proceeds were repatriated to the United States) or reserved against as a result thereof) in accordance with Section 2.10(b)(vi) on or prior to the date which is ten (10) Business Days after the date of the realization or receipt of such Net Cash Proceeds; provided that no such prepayment shall be required pursuant to this Section 2.10(b)(ii)(A) with respect to such Net Cash Proceeds that the Company or a Subsidiary shall reinvest in accordance with Section 2.10(b)(ii)(B).

(B)        With respect to any Net Cash Proceeds realized or received with respect to any Asset Sale or Casualty Event, at the option of the Company, the Company or a Subsidiary may reinvest all or any portion of such Net Cash Proceeds in assets useful for the Company’s or a Subsidiary’s business within twelve (12) months following receipt of such Net Cash Proceeds; provided that any such Net Cash Proceeds that are not so reinvested within the applicable time period set forth above shall be applied as set forth in Section 2.10(b)(ii)(A) within five (5) Business Days after the end of the applicable time period set forth above.

(iii)        If the Company or any Subsidiary incurs or issues any Refinancing Term Loans or any Indebtedness not expressly permitted to be incurred or issued pursuant to Section 6.01 (without prejudice to the restrictions therein or the rights and remedies of the Lenders hereunder), the Borrowers shall apply an amount equal to 100% of such Net Cash Proceeds received by the Company or any Subsidiary therefrom in accordance with Section 2.10(b)(vi) on or prior to the date which is three (3) Business Days after the receipt of such Net Cash Proceeds. If the Company receives any amounts pursuant to Section 1.4 of the Acquisition Agreement referred to in clause (ii) of the definition thereof, the Company shall, within five (5) Business Days after the date of receipt of such amounts, apply an amount equal to 100% of the purchase price adjustment amount so received in accordance with Section 2.10(b)(vi).

(iv)        The Company shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to clauses (i) through (iii) of this Section 2.10(b) at least three (3) Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Term Lender of the contents of the Company’s prepayment notice and of such Term Lender’s pro rata share of the prepayment.

(v)        Notwithstanding any other provisions of this Section 2.10(b) to the contrary, to the extent that any of or all the Net Cash Proceeds of any Asset Sale by a Foreign Subsidiary giving rise to a prepayment event pursuant to Section 2.10(b)(ii) (a “Foreign Disposition”) or the Net Cash Proceeds of any Casualty Event from a Foreign Subsidiary (a “Foreign Casualty Event”), are prohibited or delayed by applicable local Law from being repatriated to the United States, the portion of such Net Cash Proceeds so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.10(b) but may be retained by the applicable Foreign Subsidiary so long, but only so long, as applicable Law will not permit or delays repatriation to the United States (the Company hereby agreeing to cause the applicable Foreign Subsidiary to promptly take all actions reasonably required by the applicable Law to permit such repatriation), and once such repatriation of any of such affected Net Cash Proceeds is permitted under the applicable Law, such repatriation will be promptly effected and such repatriated Net Cash Proceeds will be promptly (and in any event not later than five (5) Business Days after such repatriation) applied (net of additional taxes payable or reserved against as a result thereof) to the repayment of the Term Loans pursuant to this Section 2.10(b) to the extent provided herein; provided, however, that to the extent that the Company has determined in good faith that repatriation of any of or all the Net Cash Proceeds of any Foreign Disposition or any Foreign Casualty Event would have material adverse tax consequences to the Company or its Subsidiaries, the Net Cash Proceeds so affected may be retained by the applicable Foreign Subsidiary, provided that on or before the date 12 months following the date of receipt of such Net Cash Proceeds, (x) the Company shall apply an amount equal to such Net Cash Proceeds to such reinvestments or prepayments as if such Net Cash Proceeds had been received by the Company rather than such Foreign Subsidiary, less the amount of additional taxes that would have been payable (or that would be payable if the Net Cash Proceeds were repatriated to the United States) or reserved against if such Net Cash Proceeds had been repatriated or (y) such Net Cash Proceeds shall be applied to the repayment of Indebtedness of a Foreign Subsidiary, including any European Borrower.

(vi)        Each prepayment of Term Loans pursuant to this Section 2.10(b) shall be applied, subject to Section 2.17, pro rata to each Class of Term Loans (on a pro rata basis to the Term Loans of the Lenders with such Class of Term Loans) and shall be further applied to such Class of Term Loans, first in direct order of maturity to the next eight (8) scheduled repayments thereof required pursuant to Sections 2.09(b), (c), (d), (e) and (f) and second ratably to the remaining repayments of Term Loans of such Class required pursuant to Sections 2.09(b), (c), (d), (e) and (f); provided that, at the option of the Borrowers, the Net Cash Proceeds of (i) Refinancing Term Loans may be applied to prepay any Class of Term Loans selected by the Borrowers and (ii) Asset Sales and Casualty Events from Foreign Subsidiaries may be applied to prepay the European Term A Loans and European Term A-1 Loans prior to the U.S. Term A Loans and U.S. Term A-1 Loans.

(vii)        Any prepayment of Term Loans pursuant to this Section 2.10(b) shall be accompanied by accrued interest to the extent required by Section 2.12 and shall be subject to Section 2.15.

SECTION 2.11.  Fees.

(a)        The Company agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee, which shall accrue at the Applicable Rate on the actual daily amount by which the Revolving Commitment of such Lender under each Revolving Credit Facility exceeds the amount of Revolving Loans and L/C Exposure of such Lender under such Revolving Credit Facility (but, for the avoidance of doubt, excluding the Swingline Exposure of such Lender) during the period from and including the Original Closing Date to but excluding the date on which such Commitment terminates; provided that any commitment fee accrued with respect to the Revolving Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Company so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Company prior to such time; and provided further that no commitment fee shall accrue on the Revolving Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. Accrued commitment fees shall be payable in arrears on the first Business Day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the Original Closing Date. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(b)        Each Borrower agrees to pay (i) to the Administrative Agent for the account of each Applicable Participant a participation fee with respect to its participations in Letters of Credit issued for the account of such Borrower under each Revolving Credit Facility, which shall accrue at the Applicable Rate on the actual daily Outstanding Amount of such Applicable Participant’s L/C Exposure in respect of Letters of Credit issued for the account of such Borrower under such Revolving Credit Facility (excluding any portion thereof attributable to unreimbursed L/C Disbursements) during the period from and including the Original Closing Date to but excluding the later of the date on which such Applicable Participant’s Revolving Commitment in respect of Letters of Credit issued for the account of such Borrower under such Revolving Credit Facility terminates and the date on which such Applicable Participant ceases to have any L/C Exposure in respect of Letters of Credit issued for the account of such Borrower under such Revolving Credit Facility and (ii) to each Issuing Bank a fronting fee, which shall accrue at the rate per annum separately agreed between such Issuing Bank and such Borrower on the actual daily Outstanding Amount of the L/C Exposure in respect of Letters of Credit issued for the account of such Borrower under such Revolving Credit Facility (excluding any portion thereof attributable to unreimbursed L/C Disbursements) attributable to Letters of Credit issued for the account of such Borrower by such Issuing Bank during the period from and including the Restatement Effective Date to but excluding the later of the date of termination of all Revolving Commitments under which such Borrower is a Borrower and the date on which there ceases to be any L/C Exposure in respect of Letters of Credit issued for the account of such Borrower under such Revolving Credit Facility, as well as such Issuing Bank’s standard fees and commissions with respect to the issuance, amendment, cancellation, negotiation, transfer, presentment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Unless otherwise specified above, participation fees and fronting fees shall be payable in arrears on the last Business Day of March, June, September and December of each year, commencing on the first such date to occur after the Restatement Effective Date; provided that all such fees shall be payable on the date on which the applicable Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments under which such Borrower is a Borrower terminate shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this clause shall be payable within ten (10) days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c)        The Company agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times provided in the Administrative Agency Fee Letter.

(d)        All fees payable hereunder shall be paid on the dates due, in Dollars and immediately available funds, to the Administrative Agent (or to the relevant Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

(e)        Each Borrower shall pay all accrued fees under paragraphs (a) and (b) owing by such Borrower immediately prior to the effectiveness of this Agreement on the Restatement Effective Date.

SECTION 2.12.  Interest.

(a)        The Loans comprising each Base Rate Borrowing (including each Swingline Loan) shall bear interest at the Base Rate in effect from time to time plus the Applicable Rate.

(b)        The Loans comprising each Eurodollar Borrowing shall bear interest at the LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c)        Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding clauses of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to Base Rate Loans as provided in clause (a) of this Section (the “Default Rate”).

(d)        Accrued interest on each Loan to a Borrower shall be payable by such Borrower in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans under any Revolving Credit Facility, upon termination of the Revolving Commitments thereunder; provided that (i) interest accrued pursuant to clause (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of a Base Rate Revolving Loan prior to the end of the Availability Period or a Swingline Loan), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e)        All interest hereunder shall be computed on the basis of a year of 360 days, except that interest (i) computed by reference to the Base Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year). The applicable Base Rate or LIBO Rate shall be determined by the Administrative Agent in accordance with the provisions of this Agreement, and such determination shall be conclusive absent manifest error.

SECTION 2.13.  Alternate Rate of Interest.  If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(a)        the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Interest Period; or

(b)        the Administrative Agent is advised by the Required Lenders that the LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone or telecopy or transmission by electronic communication in accordance with Section 9.01 as promptly as practicable thereafter and, until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as a Base Rate Borrowing.

SECTION 2.14.  Increased Costs.

(a)        If any Change in Law shall:

(i)        impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by or participated in by, any Lender or any Issuing Bank;

(ii)        subject a Lender (or its applicable lending office) or Issuing Bank to any additional Tax (other than any Excluded Taxes, or any Other Taxes or Indemnified Taxes indemnified under Section 2.16) with respect to any Loan Document; or

(iii)        impose on any Lender or any Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or of maintaining its obligation to make any such Loan or to increase the cost to such Lender or such Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder, whether of principal, interest or otherwise, in each case by an amount deemed by such Lender or such Issuing Bank to be material in the context of its making of, and participation in, extensions of credit under this Agreement, then, upon the request of such Lender or such Issuing Bank, the Company (or in the case of amounts relating to Commitments or Loans to, or Letters of Credit for the account of, a European Borrower, such European Borrower) will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

(b)        If any Lender or any Issuing Bank determines in good faith that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy), then from time to time, upon the request of such Lender or such Issuing Bank, the Company (or in the case of amounts relating to Commitments or Loans to, or Letters of Credit for the account of, a European Borrower, such European Borrower) will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered.

(c)        A certificate of a Lender or an Issuing Bank setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in clause (a) or (b) of this Section shall be delivered to the Company and shall be conclusive absent manifest error. The Company (or in the case of amounts relating to Commitments or Loans to, or Letters of Credit for the account of, a European Borrower, such European Borrower) shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days (or such later date as may be agreed by the applicable Lender) after receipt thereof.

(d)        Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 135 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 135-day period referred to above shall be extended to include the period of retroactive effect thereof.

(e)        If any Lender determines in good faith that any Change in Law would make it unlawful to make Loans to either European Borrower, then such Lender shall not be obligated to make such Loans and such Lender shall notify the Administrative Agent and the Borrowers as soon as practicable of such determination.

SECTION 2.15.  Break Funding Payments.  In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.10), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10 and is revoked in accordance therewith) or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by Borrowers pursuant to Section 2.18, then, in any such event, the Company (or in the case of European Revolving Loans, the European Borrowers, or in the case of European Term A Loans, the Original European Borrower or in the case of European Term A-1 Loans, the Additional European Borrower) shall compensate each Lender for the loss, cost and expense (excluding loss of anticipated profit) attributable to such event. Such loss, cost or expense to any Lender may be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the LIBO Rate that would have been applicable to such Loan (and excluding any Applicable Rate), for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in the relevant currency of a comparable amount and period from other banks in the eurocurrency market. A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days (or such later date as may be agreed by the applicable Lender) after receipt thereof.

SECTION 2.16.  Taxes.

(a)        All sums payable by any Loan Party under any Loan Document to any Administrative Agent or Lender shall be made free and clear of and without deduction for any Taxes, unless required by applicable Laws.

(b)        If any Loan Party or any other applicable withholding agent shall be required by Law to deduct any Taxes from or in respect of any sum payable under any Loan Document, then (i) the applicable Loan Party or other applicable withholding agent shall make such deductions and pay to the relevant Governmental Authority any such Tax before the date on which penalties attach thereto in accordance with applicable Law, (ii) if the Tax in question is an Indemnified Tax or an Other Tax, the sum payable by the applicable Loan Party to such Lender or Administrative Agent (as applicable) shall be increased by such Loan Party as necessary so that after all required deductions have been made (including deductions applicable to additional sums payable under this Section 2.16) the Lender or Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (iii) within thirty days after paying any sum from which it is required by Law to make any deduction, and within thirty days after the due date of payment of any Tax which it is required by clause (i) above to pay, the Loan Party making such payments shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(c)        In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law.

(d)        Each Lender shall, at such times as are reasonably requested by the Borrower or the Administrative Agent, provide the Borrower and the Administrative Agent with any documentation prescribed by Laws or reasonably requested by the Borrower or the Administrative Agent certifying as to any entitlement of such Lender to an exemption from, or reduction in, any applicable withholding Tax with respect to any payments to be made to such Lender under any Loan Document. Each such Lender shall, whenever a lapse in time or change in circumstances renders any such documentation (including any specific documentation required below in this Section 2.16(d)) obsolete, expired or inaccurate in any material respect, deliver promptly to the Borrower and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or promptly notify the Borrower and the Administrative Agent in writing of its inability to do so.

Without limiting the foregoing:

(1)        Each U.S. Lender shall deliver to the Company and the Administrative Agent on or before the date on which it becomes a party to this Agreement two properly completed and duly signed original copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding.

(2)        Each Foreign Lender shall deliver to the Company and the Administrative Agent on or before the date on which it becomes a party to this Agreement whichever of the following is applicable:

(A)        two properly completed and duly signed original copies of IRS Form W-8BEN (or any successor forms) claiming eligibility for the applicable benefits of an income tax treaty to which the United States is a party, and such other documentation as required under the Code,

(B)        two properly completed and duly signed original copies of IRS Form W-8ECI (or any successor forms),

(C)        in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or Section 881(c) of the Code, (A) two properly completed and duly signed certificates substantially in the form of Exhibit H-1, H-2, H-3 or H-4, as applicable (any such certificate, a “United States Tax Compliance Certificate”) and (B) two properly completed and duly signed original copies of IRS Form W-8BEN or Form W-8BEN-E, as applicable (or any successor forms),

(D)        to the extent a Foreign Lender is not the beneficial owner (for example, where the Foreign Lender is a partnership or a participating Lender), IRS Form W-8IMY (or any successor forms) of the Foreign Lender, accompanied by a Form W-8ECI, W-8BEN or W-8BEN-E, as applicable, United States Tax Compliance Certificate, Form W-9, Form W-8IMY or any other required information (or any successor forms) from each beneficial owner that would be required under this Section 2.16(d) if such beneficial owner were a Lender, as applicable (provided that if the Foreign Lender is a partnership (and not a participating Lender) and one or more beneficial owners are claiming the portfolio interest exemption, the United States Tax Compliance Certificate may be provided by such Foreign Lender on behalf of such beneficial owners), or

(E)        two properly completed and duly signed original copies of any other form prescribed by applicable U.S. federal income tax laws (including the Treasury Regulations) as a basis for claiming a complete exemption from, or a reduction in, United States federal withholding Tax on any payments to such Lender under the Loan Documents.

(3)        If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their FATCA obligations, to determine whether such Lender has or has not complied with such Lender’s FATCA obligations and, if necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (3), “FATCA” shall include any amendments made to FATCA after the Original Closing Date.

Notwithstanding any other provision of this Section 2.16(d), a Lender shall not be required to deliver any documentation that such Lender is not legally eligible to deliver.

(e)        The Loan Parties shall, jointly and severally, indemnify the Administrative Agent or a Lender (each a “Tax Indemnitee”), within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes paid or payable by the Tax Indemnitee on or with respect to any payment by or on account of any obligation of any Loan Party under any Loan Document, and any Other Taxes paid or payable by the Tax Indemnitee (including any Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.16), whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability prepared in good faith and delivered to the Tax Indemnitee, or by the Administrative Agent on its own behalf or on behalf of another Tax Indemnitee, shall be conclusive absent manifest error.

(f)        If and to the extent a Tax Indemnitee determines, in its sole good faith discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by a Loan Party or with respect to which a Loan Party has paid additional amounts pursuant to this Section 2.16, then such Tax Indemnitee shall promptly pay over such refund to the relevant Loan Party (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 2.16 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of the Tax Indemnitee and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such Loan Party, upon the request of the Tax Indemnitee, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Tax Indemnitee in the event the Tax Indemnitee is required to repay such refund to such Governmental Authority. This Section 2.16(f) shall not be construed to require a Tax Indemnitee to make available its tax returns (or any other information relating to its Taxes which it deems confidential) to any Loan Party or any other Person.

(g)        With respect to VAT, the following provisions shall be applicable:

(i)        All amounts set out, or expressed in a Loan Document to be payable by any Loan Party to the Administrative Agent or a Lender (each a “Finance Party”) which (in whole or in part) constitute the consideration for a supply or supplies for VAT purposes are deemed to be exclusive of any VAT which is chargeable on such supply or supplies, and accordingly, subject to paragraph (ii) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any Loan Party under a Loan Document, that Loan Party shall pay to the Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of such VAT (and such Finance Party shall promptly provide an appropriate VAT invoice to such Loan Party) or, where applicable, directly account for such VAT at the appropriate rate under the reverse charge procedure provided for by article 196 of the Council Directive of 28 November 2006 on the common system of value added tax (Council Directive 2006/112/EC), as amended and as implemented by any relevant EU Member State.

(ii)        If VAT is or becomes chargeable on any supply made by any Finance Party (the “Supplier”) to any other Finance Party (the “Recipient”) under a Loan Document, and any party other than the Recipient (the “Relevant Party”) is required by the terms of any Loan Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):

(A)        (where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this Section 2.16 (g) (ii)(A) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and

(B)        (where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.

(iii)        Where a Loan Document requires any Loan Party to reimburse or indemnify a Finance Party for any cost or expense, that Loan Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

(iv)        Any reference in this Section 2.16. (g) to any Loan Party shall, at any time when such Loan Party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the person who is treated as making the supply, or (as appropriate) receiving the supply, under the grouping rules as provided for in article 11 of the Council Directive of 28 November 2006 on the common system of value added tax (Council Directive 2006/112/EC), as amended and as implemented by any relevant EU Member State.

(v)        In relation to any supply made by a Finance Party to any Loan Party under a Loan Document, if reasonably requested by the Finance Party, that Loan Party must promptly provide the Finance Party with details of that Loan Party’s VAT registration and such other information as is reasonably requested in connection with such Finance Party’s VAT reporting requirements in relation to such supply.

(h)        For purposes of this Section 2.16, the term “Lender” shall include any Swingline Lender and any Issuing Bank.

SECTION 2.17.  Payments Generally; Pro Rata Treatment; Sharing of Setoffs.

(a)        Each Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of L/C Disbursements, or of amounts payable under Section 2.14, 2.15 or 2.16, or otherwise) without condition or deduction for any counterclaim, defense, recoupment or setoff prior to 2:00 p.m., on the date when due, in immediately available funds. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent Office, except payments to be made directly to an Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.14, 2.15, 2.16 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

(b)        If at any time prior to an exercise of remedies pursuant to Article VII (or prior to the date of termination of the Commitments in full and acceleration of the Loans pursuant to Article VII), insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed L/C Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed L/C Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed L/C Disbursements then due to such parties.

(c)        (i) After the exercise of remedies provided for in Article VII (or after the automatic termination of the Commitments and acceleration of the Loans pursuant to Article VII), any amounts received on account of the Obligations shall be applied by the Administrative Agent as follows:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article II) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and fees payable pursuant to Sections 2.11(a) and (b)) payable to the Lenders and the Issuing Banks (including fees, charges and disbursements of counsel to the respective Lenders and the Issuing Bank arising under the Loan Documents), ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid fees pursuant to Sections 2.11(a) and (b) and interest on the Loans, L/C Borrowings and other Obligations arising under the Loan Documents, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Borrowings and Obligations then owing under Secured Hedge Agreements and Cash Management Obligations, and to the Administrative Agent for the account of the Issuing Banks, to Cash Collateralize that portion of Letter of Credit Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Section 2.05, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them and the aggregate amount of Letter of Credit Obligations that have not been Cash Collateralized; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law;

provided, that (x) amounts received from any European Borrower or in respect of Collateral securing solely the European Obligations shall not be applied against any Obligations that are not European Obligations and (y) Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other U.S. Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section.

(ii)        Subject to Section 2.05, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

(iii)        Notwithstanding the foregoing, Cash Management Obligations and Obligations arising under Secured Hedge Agreements shall be excluded from the application described above if the Administrative

Agent has not, prior to the time of the making of any such distribution, received written notice thereof, together with such supporting documentation as the Administrative Agent may reasonably request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to the Credit Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article VIII hereof for itself and its Affiliates as if a “Lender” party hereto.

(d)        If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in L/C Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in L/C Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender (except as a result of such Lender holding European Obligations), then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in L/C Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in L/C Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this clause shall not be construed to apply to any payment made by a Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in L/C Disbursements and Swingline Loans to any assignee or participant in accordance with Section 9.04. The Borrowers consent to the foregoing and agree, to the extent they may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements in Obligations that are recourse to such Borrower pursuant to the Loan Documents may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

(e)        Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the relevant Issuing Bank hereunder that a Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or such Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the relevant Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Bank, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (c) shall be conclusive, absent manifest error.

(f)        If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04, 2.05, 2.06, 2.17 or 9.03, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swingline Loans and to make payments are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payments.

SECTION 2.18.  Mitigation Obligations; Replacement of Lenders.

(a)        If any Lender requests compensation under Section 2.14 or indicates pursuant to Section 2.14(e) that it is unlawful to make Loans to any European Borrower, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then upon request of any Borrower such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the good faith judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company or any European Borrower, as applicable, hereby agrees to pay all reasonable out-of-pocket costs and expenses incurred by any Lender in connection with any such designation or assignment. Any Lender claiming reimbursement of such costs and expenses shall deliver to the Company or such European Borrower, as applicable, a certificate setting forth such costs and expenses in reasonable detail which shall be conclusive absent manifest error.

(b)        If any Lender requests compensation under Section 2.14, or if a Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, if any Lender is a Defaulting Lender, if any Lender fails to grant a consent in connection with any proposed change, waiver, discharge or termination of the provisions of this Agreement as contemplated by Section 9.02 for which the consent of each Lender or each affected Lender is required but the consent of the Required Lenders is obtained or if any other circumstance exists hereunder that gives a Borrower the right to replace a Lender as a party hereto, then the applicable Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, but excluding the consents required by, Section 9.04), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

  (i)        the applicable Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 9.04 (unless otherwise agreed by the Administrative Agent);

 (ii)        such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 2.15) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the applicable Borrower (in the case of all other amounts);

(iii)        in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments thereafter; and

(iv)        such assignment does not conflict with applicable Laws.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the applicable Borrower to require such assignment and delegation cease to apply.

SECTION 2.19.  Expansion Option.

(a)        The Borrowers may from time to time after the Restatement Effective Date elect to increase the Revolving Commitments or any Extended Revolving Commitments (the “Increased Commitments”) or add one or more tranches of term loans (each, an “Incremental Term Loan”), as applicable, in each case in an aggregate principal amount of not less than $25,000,000 so long as after giving effect thereto, the aggregate amount of all such Increased Commitments and all such Incremental Term Loans (other than Refinancing Term Loans) does not exceed $750,000,000, except that during a Covenant Suspension Period, the aggregate amount of all such Increased Commitments and all such Incremental Term Loans (other than Refinancing Term Loans) may, subject to the conditions set forth in this Section 2.19 (including, without limitation, compliance with the covenants contained in Section 6.09 on a Pro Forma Basis), be an unlimited amount . The applicable Borrower may arrange for any such increase or tranche to be provided by one or more Lenders (each Lender so agreeing to an increase in its Revolving Commitment or Extended Revolving Commitments, or to participate in such Incremental Term Loan, an “Increasing Lender”), or by one or more new banks, financial institutions or other entities (each such new bank, financial institution or other entity, an “Augmenting Lender”), to increase their existing Revolving Commitments or Extended Revolving Commitments, or to participate in such Incremental Term Loan; provided that each Augmenting Lender (and, in the case of an Increased Commitment, each Increasing Lender) shall be subject to the approval of the applicable Borrower and the Administrative Agent and, in the case of an Increased Commitment, each Issuing Bank and Swingline Lender (such consents not to be unreasonably withheld or delayed). Without the consent of any Lenders other than the relevant Increasing Lenders or Augmenting Lenders, this Agreement and the other Loan Documents may be amended pursuant to an Additional Credit Extension Amendment as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the applicable Borrower, to effect the provisions of this Section 2.19. Increases of Revolving Commitments, Extended Revolving Commitments and new Incremental Term Loans created pursuant to this Section 2.19 shall become effective on the date agreed by the applicable Borrower, the Administrative Agent and the relevant Increasing Lenders or Augmenting Lenders and the Administrative Agent shall notify each Lender thereof. Notwithstanding the foregoing, no increase in the Revolving Commitments or Extended Revolving Commitments or Incremental Term Loans shall be permitted under this clause unless (i) on the proposed date of the effectiveness of such increase in the Revolving Commitments or Extended Revolving Commitments or borrowing of such Incremental Term Loan the conditions set forth in clauses (a) and (b) of Section 4.02 shall be satisfied or waived by the Required Lenders and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Company, (ii) the Administrative Agent shall have received such opinions and other certificates and documents as it may reasonably request and (iii) the Company shall be in compliance, calculated on a Pro Forma Basis (assuming for this purpose that all Increased Commitments were fully drawn), with the covenants contained in Section 6.09 as of the last day of the most recent fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 5.01(a) or (b) prior to such time. On the effective date of any increase in the Revolving Commitments or Extended Revolving Commitments or any Incremental Term Loans being made (assuming that any Increased Commitments were fully drawn), (i) each relevant Increasing Lender and Augmenting Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding Loans of all the Lenders to equal its Applicable Percentage of such outstanding Loans, and (ii) except in the case of any Incremental Term Loans, if, on the date of such increase, there are any Revolving Loans of the applicable Class outstanding, such Revolving Loans shall on or prior to the effectiveness of such Increased Commitments be prepaid to the extent necessary from the proceeds of additional Revolving Loans made hereunder by the Increasing Lenders and Augmenting Lenders, so that, after giving effect to such prepayments and any borrowings on such date of all or any portion of such Increased Commitments, the principal balance of all outstanding Revolving Loans of such Class owing to each Lender with a Revolving Commitment of such Class is equal to such Lender’s pro rata share (after giving effect to any nonratable Increased Commitment pursuant to this Section 2.19) of all then outstanding Revolving Loans of such Class. The Administrative Agent and the Lenders hereby agree that the borrowing notice, minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. The deemed payments made pursuant to clause (ii) of the second preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each Eurodollar Loan, shall be subject to indemnification by the applicable Borrower pursuant to the provisions of Section 2.15 if the deemed payment occurs other than on the last day of the related Interest Periods. The terms of any Incremental Term Loans shall be as set forth in the amendment to this Agreement providing for such Incremental Term Loans; provided that (i) no Lender will be required to participate in any such Incremental Facility, (ii) the final maturity date of any Incremental Term Loans shall be no earlier than the U.S. Term A Loan Maturity Date, U.S. Term A-1 Loan Maturity Date, European Term A-1 Loan Maturity Date or European Term A Loan Maturity Date, (iii) the Weighted Average Life to Maturity of such Incremental Term Loans shall not be shorter than the then remaining Weighted Average Life to Maturity of the U.S. Term A Loans, U.S. Term A-1 Loans, European Term A Loans or European Term A-1 Loans, (iv) Incremental Term Loans shall not participate on a greater than pro rata basis with the other Term Loans in any optional or mandatory prepayment hereunder, (v) the interest margins, fees and original issue discount for the Incremental Term Loans shall be determined by the Borrower and the lenders of the Incremental Term Loans; (vi) Incremental Term Loans and Increased Commitments shall be secured on a pari passu basis with the other Loans of the applicable Borrower and (vii) any Increased Commitments shall be on terms and pursuant to documentation applicable to the Revolving Commitments or Extended Revolving Commitments and any Incremental Term Loans shall be on terms and pursuant to documentation to be determined, provided that, to the extent such terms and documentation are not consistent with the U.S. Term A Loan facility, U.S. Term A-1 Loan facility, U.S. Revolving Credit Facility, European Term A Loan facility, European Term A-1 Loan facility, and European Revolving Credit Facility (except to the extent permitted by clause (ii), (iii), (iv) or (v) above) they shall be reasonably satisfactory to the Administrative Agent. The applicable Borrower shall seek commitments in respect of any Incremental Facility from existing Lenders or from additional banks, financial institutions and other institutional lenders reasonably acceptable to the Administrative Agent who will become Lenders in connection therewith.

(b)        This Section 2.19 shall override any provisions in Section 9.02 to the contrary.

SECTION 2.20.  Extended Term Loans and Extended Revolving Commitments.

(a)        Each Borrower may at any time and from time to time request that all or a portion of its Term Loans of any Class in an aggregate principal amount of not less than $100,000,000 (or, if less, the entire remaining amount of such Class) (an “Existing Term Loan Class”) be converted to extend the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of such Term Loans (any such Term Loans which have been so converted, “Extended Term Loans”) and to provide for other terms consistent with this Section 2.20. In order to establish any Extended Term Loans, the Borrowers shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders under the Existing Term Loan Class) (an “Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established, which shall be consistent with the Term Loans under the Existing Term Loan Class from which such Extended Term Loans are to be converted except that:

  (i)        all or any of the scheduled amortization payments of principal of the Extended Term Loans may be delayed to later dates than the scheduled amortization payments of principal of the Term Loans of such Existing Term Loan Class to the extent provided in the applicable Additional Credit Extension Amendment;

 (ii)        the interest margins with respect to the Extended Term Loans may be different than the Applicable Rate for the Term Loans of such Existing Term Loan Class and upfront fees may be paid to the Extending Term Lenders to the extent provided in the applicable Additional Credit Extension Amendment; and

(iii)        the Additional Credit Extension Amendment may provide for other covenants and terms that apply only after the U.S. Term A-1 Loan Maturity Date.

(b)        Any Extended Term Loans converted pursuant to any Extension Request shall be designated a series of Extended Term Loans for all purposes of this Agreement; provided that, subject to the limitations set forth in clause (a) above, any Extended Term Loans converted from an Existing Term Loan Class may, to the extent provided in the applicable Additional Credit Extension Amendment and consistent with the requirements set forth above, be designated as an increase in any previously established Class of Term Loans.

(c)        The Borrowers shall provide the applicable Extension Request at least five (5) Business Days prior to the date on which Lenders under the applicable Existing Term Loan Class are requested to respond. No Lender shall have any obligation to agree to have any of its Term Loans of any Existing Term Loan Class converted into Extended Term Loans pursuant to any Extension Request. Any Lender wishing to have all or a portion of its Term Loans under the Existing Term Loan Class subject to such Extension Request (such Lender an “Extending Term Lender”) converted into Extended Term Loans shall notify the Administrative Agent (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Term Loans under the Existing Term Loan Class which it has elected to request be converted into Extended Term Loans (subject to any minimum denomination requirements reasonably imposed by the Administrative Agent and acceptable to the Company). In the event that the aggregate amount of Term Loans under the Existing Term Loan Class subject to Extension Elections exceeds the amount of Extended Term Loans requested pursuant to an Extension Request, Term Loans of the Existing Term Loan Class subject to Extension Elections shall be converted to Extended Term Loans on a pro rata basis based on the amount of Term Loans included in each such Extension Election (subject to any minimum denomination requirements reasonably imposed by the Administrative Agent and acceptable to the Company).

(d)        The Company may, with the consent of each Person providing an Extended Revolving Commitment, the Administrative Agent and any Person acting as swingline lender or issuing bank under such Extended Revolving Commitments, amend this Agreement pursuant to an Additional Credit Extension Amendment to provide for Extended Revolving Commitments and to incorporate the terms of such Extended Revolving Commitments into this Agreement on substantially the same basis as provided with respect to the applicable Revolving Commitments; provided that (i) the establishment of any such Extended Revolving Commitments shall be accompanied by a corresponding reduction in the Revolving Commitments of the applicable Class, (ii) any reduction in the applicable Revolving Commitments may, at the option of the Company, be directed to a disproportional reduction of such Revolving Commitments of any Lender providing an Extended Revolving Commitment, (iii) any Extended Revolving Commitments provided pursuant to this clause (d) shall be in a minimum principal amount of $200,000,000 and

(iv) the aggregate amount of Revolving Commitments and Extended Revolving Commitments under which a European Borrower is a Borrower shall not at any time exceed $1,000,000,000.

(e)        Extended Term Loans and Extended Revolving Commitments shall be established pursuant to an Additional Credit Extension Amendment to this Agreement among the Borrowers, the Administrative Agent and each Extending Term Lender or Lender providing an Extended Revolving Commitment which shall be consistent with the provisions set forth above (but which shall not require the consent of any other Lender other than those consents required pursuant to this Agreement). Each Additional Credit Extension Amendment shall be binding on the Lenders, the Loan Parties and the other parties hereto. In connection with any Additional Credit Extension Amendment, the Loan Parties and the Administrative Agent shall enter into such amendments to the Collateral Documents (other than during a Collateral Suspension Period) as may be reasonably requested by the Administrative Agent (which shall not require any consent from any Lender other than those consents provided pursuant to this Agreement) in order to ensure that the Extended Term Loans or Extended Revolving Commitments are provided with the benefit of the applicable Collateral Documents (other than during a Collateral Suspension Period) and shall deliver such other documents, certificates and opinions of counsel in connection therewith as may be reasonably requested by the Administrative Agent. No Lender shall be under any obligation to provide any Extended Term Loan or Extended Revolving Commitment.

(f)        The provisions of this Section 2.20 shall override any provision of Section 9.02 to the contrary.

SECTION 2.21.  Defaulting Lenders.  Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(a)        Waivers and Amendments.  Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.02 and in the definition of “Required Lender” and “Required Revolving Lender”.

(b)        Defaulting Lender Waterfall.  Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows (provided that amounts received from any European Borrower shall be applied solely to any of the following constituting European Obligations): first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Bank or Swingline Lender hereunder under each applicable Revolving Credit Facility; third, to Cash Collateralize the L/C Exposure of such Defaulting Lender in accordance with Section 2.05(g); fourth, as the Company may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Company, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize future L/C Exposure of such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.05(g); sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks or Swingline Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Bank or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to any

Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Exposure owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Exposure owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Exposure and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to clause (c). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this clause (b) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(c)        Reallocation of Applicable Percentages.  All or any part of such Defaulting Lender’s participation in L/C Exposure and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages under the applicable Revolving Credit Facilities (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender under such Revolving Credit Facility to exceed such Non-Defaulting Lender’s Commitment under such Revolving Credit Facility. Subject to Section 9.18, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(d)        Cash Collateral, Repayment of Swingline Loans.  If the reallocation described in clause (c) above cannot, or can only partially, be effected, each applicable Borrower shall, without prejudice to any right or remedy available to such Borrower hereunder or under applicable Law, (x) first, prepay Swingline Loans made to such Borrower in an amount equal to the Swingline Lenders’ Swingline Exposure attributable to such Defaulting Lender and (y) second, Cash Collateralize the L/C Exposure of such Defaulting Lender in accordance with the procedures set forth in Section 2.05(g).

ARTICLE III

Representations and Warranties

The Borrowers represent and warrant to the Lenders as of the Restatement Effective Date and as of the date such representations and warranties are deemed to be made under Section 4.02 of this Agreement (except in each case as to representations and warranties made as of a date certain) that:

SECTION 3.01.  Organization; Powers; Subsidiaries.  Each of the Company and its Subsidiaries (other than Immaterial Subsidiaries and Inactive Subsidiaries) is duly organized, validly existing and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing (to the extent such concept is applicable) in, every jurisdiction where such qualification is required. Schedule 3.01 hereto identifies each Subsidiary (other than Inactive Subsidiaries) on the Original Closing Date, if such Subsidiary is an Immaterial Subsidiary, a Foreign Holding Company or a Specified Domestic Subsidiary, the jurisdiction of its incorporation or organization, as the case may be, the percentage of issued and outstanding shares of each class of its capital stock or other Equity Interests owned by the Company and the other Subsidiaries and, if such percentage is not 100% (excluding directors’ qualifying shares as required by law), a description of each class issued and outstanding. All of the outstanding shares of capital stock and other Equity Interests, to the extent owned by the Company or any Subsidiary, of each Subsidiary (other than Immaterial Subsidiaries and Inactive Subsidiaries) are validly issued and outstanding and fully paid and nonassessable and all such shares and other Equity Interests indicated on Schedule 3.01 hereto as owned by the Borrower or another Subsidiary are owned, beneficially and of record, by the Company or a Subsidiary on the Original Closing Date free and clear of all Liens, other than Liens permitted under Section 6.02. As of the Original Closing Date, there are no outstanding commitments or other obligations of the Company or any wholly-owned Subsidiary (other than Inactive Subsidiaries) to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other Equity Interests of the Company or any Subsidiary (other than Inactive Subsidiaries), except as disclosed on Schedule 3.01 hereto.

SECTION 3.02.  Authorization; Enforceability.  The Transactions are within each Loan Party’s corporate, limited liability company or partnership powers and have been duly authorized by all necessary corporate or other organizational and, if required, stockholder action. The Loan Documents have been duly executed and delivered by the Loan Parties party thereto and constitute a legal, valid and binding obligation of the Loan Parties party thereto, enforceable against such Loan Parties in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03.  Governmental Approvals; No Conflicts.  The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for (A) filings necessary to perfect or maintain the perfection of the Liens on the Collateral granted by the Loan Parties in favor of the Administrative Agent (except during a Collateral Suspension Period), (B) the approvals, consents, registrations, actions and filings which have been duly obtained, taken, given or made and are in full force and effect and (C) those approvals, consents, registrations or other actions or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect, (b) will not violate (i) any applicable law or regulation or order of any Governmental Authority or (ii) the charter, by-laws or other organizational documents of any Loan Party, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party and (d) will not result in the creation or imposition of any Lien on any material asset of any Loan Party (other than pursuant to the Loan Documents (other than during a Collateral Suspension Period) and Liens permitted by Section 6.02); except with respect to any violation or default referred to in clause (b)(i) or (c) above, to the extent that such violation or default could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.04.  Financial Statements; Financial Condition; No Material Adverse Change.

(a)        The Company has heretofore furnished to the Lenders the consolidated balance sheet and statements of earnings, stockholders equity and cash flows of the Company for each of the three fiscal years ended February 29, 2012 reported on by KPMG LLP, independent public accountants, which financial statements present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of the Borrower as of such dates and for such periods in accordance with GAAP.

(b)        Since February 29, 2012, there has been no material adverse change in the business, assets, operations or financial condition of the Company and its Subsidiaries, taken as a whole.

SECTION 3.05.  Properties.

(a)        Each Loan Party has good and marketable title to, or valid leasehold interests in, all its material real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and except where the failure to have such title or interest could not reasonably be expected to have a Material Adverse Effect. There are no Liens on any of the real or personal properties of the Borrower or any Subsidiary except for Liens permitted by Section 6.02.

(b)        Each of the Company and its Subsidiaries owns, or is licensed or possesses the right to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to the operation of the business of the Company and its Subsidiaries, taken as a whole, and, to the knowledge of the Borrower, the use thereof by the Company and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.06.  Litigation and Environmental Matters.

(a)        There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries as to which there is a reasonable possibility of an adverse determination that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters). There are no labor controversies pending against or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(b)        Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Company nor any of its Subsidiaries (i) has failed to comply with any applicable Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, or (iii) has received notice of any claim with respect to any Environmental Liability.

SECTION 3.07.  Compliance with Laws and Agreements.  Each of the Company and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all agreements and other instruments (excluding agreements governing Indebtedness) binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.08.  Investment Company Status.  Neither the Company nor any other Loan Party is required to register as an “investment company” as defined in the Investment Company Act of 1940.

SECTION 3.09.  Taxes.  Each of the Loan Parties and each of its Subsidiaries has filed all Tax returns and reports required to have been filed (taking into account valid extensions) and has paid or caused to be paid all Taxes (including any Taxes payable in the capacity of a withholding agent) required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings (if such contest effectively suspends collection and enforcement of the contested obligation) and for which the Loan Parties or Subsidiary, as applicable, has set aside on its books reserves to the extent required by GAAP or (b) to the extent that the failure to do so could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. There is no current or proposed Tax audit, assessment, deficiency or other claim against any Loan Party or any Subsidiary that would reasonably be expected, individually or in the aggregate to have a Material Adverse Effect.

SECTION 3.10.  Solvency.  Immediately after the making of each Credit Event hereunder, the Company and its Subsidiaries, on a consolidated basis, are Solvent.

SECTION 3.11.  Disclosure.  Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other written information (excluding any financial projections or pro forma financial information and information of a general economic or general industry nature) furnished by or on behalf of the Company to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), when taken as a whole and when taken together with the Company’s SEC filings at such time, contains as of the date such statement, information, document or certificate was so furnished any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The projections and pro forma financial information contained in the materials referenced above have been prepared in good faith based upon assumptions believed by management of the Company to be reasonable at the time made, it being recognized by the Lenders that such financial information is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount.

SECTION 3.12.  Federal Reserve Regulations.  No part of the proceeds of any Loan have been used or will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. The Borrowers are not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (as the term “margin stock” is defined for purposes of Regulation U), or extending credit for the purpose of purchasing or carrying margin stock.

SECTION 3.13.  Security Interests.  Other than during a Collateral Suspension Period, the provisions of each Collateral Document are effective to create legal and valid Liens on all the Collateral in respect of which and to the extent such Collateral Document purports to create Liens in favor of the Administrative Agent, for the benefit of the Secured Parties or the European Secured Parties, as applicable; and upon the proper filing of UCC financing statements and the taking of all other actions to be taken pursuant to the terms of the Collateral Documents, such Liens constitute perfected and continuing Liens on the Collateral, securing the Obligations, enforceable against the applicable Loan Party and all third parties to the extent required by the Collateral Documents.

SECTION 3.14.  PATRIOT Act.  Each of the Loan Parties and each of their respective Subsidiaries are in compliance, in all material respects, with the Act.

SECTION 3.15.  Sanctions.  None of the Company, any Subsidiary nor, to the knowledge of the Company, any director, officer or employee of the Borrower or any Subsidiary is subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the US Department of State, the United Nations Security Council, the European Union or Her Majesty’s Treasury (collectively, “Sanctions”) or is located , organized or resident in a country or territory that is, or whose government is, the subject of Sanctions, including, without limitation, currently, the Crimea Region of Ukraine, Cuba, Iran, North Korea, Sudan and Syria; and the Company will not directly or indirectly use the proceeds of the Loans (i) to fund the activities of any Person or in any country or territory that, at the time of such funding, is, or whose government is, the subject of Sanctions or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans and Letters of Credit, whether as underwriter, advisor, investor or otherwise).

SECTION 3.16.  Anti-Corruption.  No part of the proceeds of the Loans will be used, directly or, to the knowledge of the Borrowers, indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or the United Kingdom Bribery Act 2010 (the “UK Bribery Act”). None of the Borrowers, nor to the knowledge of the Borrowers, any director, officer, agent, employee, Affiliate or other person acting on behalf of the Borrowers or any of their Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA and the UK Bribery Act. Furthermore, the Borrowers and, to the knowledge of the Borrowers, their Subsidiaries have conducted their businesses in compliance with the FCPA and the UK Bribery Act and have instituted and maintain policies and procedures reasonably designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

SECTION 3.17  Employee Benefit Plans.  Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect (i) each employee benefit plan (within the meaning of Section 3(3) of ERISA), established or maintained by the Borrower or any of its Subsidiaries, is in compliance with all applicable Laws and (ii) no ERISA Event has occurred or is reasonably expected to occur.

ARTICLE IV

Conditions

SECTION 4.01.  Conditions to the Restatement Effective Date.  The obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit on the Restatement Effective Date are subject to each of the following conditions being satisfied on or prior to the Restatement Effective Date:

(a)        The representations and warranties of the Borrowers set forth in Article III shall be true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except where any representation and warranty is expressly made as of a specific earlier date, such representation and warranty shall be true in all material respects as of any such earlier date;

(b)        The Company shall have repaid all outstanding Revolving Loans (as defined in the Original Credit Agreement) under the Original Credit Agreement;

(c)        The Administrative Agent shall have received Notes executed by the Borrowers in favor of each Revolving Lender requesting a Note at least five Business Days prior to the Restatement Effective Date;

(d)        The Administrative Agent shall have received a certificate in a form reasonably satisfactory to the Administrative Agent signed by a Responsible Officer of the Company certifying that the conditions specified in Sections 4.02(a) and (b) have been satisfied;

(e)        The Administrative Agent shall have received the executed legal opinions of (i) Nixon Peabody LLP, U.S. counsel to the Borrowers, (ii) Clifford Chance LLP, Luxembourg counsel to the European Borrowers, (iii) Baker & McKenzie LLP, Mexican counsel to the Borrowers, and (iv) Harridyal-Sodha & Associates, Barbados counsel to the Borrowers, each in form reasonably satisfactory to the Administrative Agent;

(f)        The Administrative Agent shall have received executed copies of the Luxembourg Pledge Agreements, the European Cross-Guarantee Agreement, the Mexican Pledge Agreement and the Barbados Charge Over Shares; and

(g)        The Administrative Agent shall have received such customary closing documents and certificates as the Administrative Agent or its counsel may reasonably request in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

SECTION 4.02.  Subsequent Credit Events.  The obligation of each Lender to make a Loan on the occasion of any Borrowing (but not a conversion or continuation of Loans), and of the Issuing Banks to issue, amend, renew or extend any Letter of Credit, in each case, following the Restatement Effective Date is subject to the satisfaction of the following conditions:

(a)        The representations and warranties of the Borrowers set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except where any representation and warranty is expressly made as of a specific earlier date, such representation and warranty shall be true in all material respects as of any such earlier date.

(b)        At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in clauses (a) and (b) of this Section 4.02.

ARTICLE V

Affirmative Covenants

From the Restatement Effective Date until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated or been Cash Collateralized on terms satisfactory to the Issuing Bank and all L/C Disbursements shall have been reimbursed, the Borrowers covenant and agree with the Lenders that:

SECTION 5.01.  Financial Statements and Other Information.  The Company will furnish to the Administrative Agent (who shall promptly furnish a copy to each Lender):

(a)        as soon as available, but in any event within one hundred (100) days after the end of each fiscal year of the Company (or, if earlier, the 10th day after such financial statements are required to be filed with the SEC), commencing with the fiscal year ending February 28, 2013, the audited consolidated balance sheet of the Company and its Consolidated Subsidiaries and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial position and results of operations of the Company and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP;

(b)        as soon as available, but in any event within fifty-five (55) days after the end of each of the first three fiscal quarters of each fiscal year of the Company (or, if earlier, the 10th day after such financial statements are required to be filed with the SEC), commencing with the first fiscal quarter for which such financial statements were not delivered under the Original Credit Agreement, the unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries and related statements of operations and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial position and results of operations of the Company and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of certain footnotes;

(c)        concurrently with any delivery of financial statements under clause (a) or, except in the case of subclause (ii) below, (b) above, (i) a certificate substantially in the form of Exhibit G executed by a Financial Officer of the Company (x) certifying as to whether, to the knowledge of such Financial Officer after reasonable inquiry, a Default has occurred and is continuing and, if so, specifying the details thereof and any action taken or proposed to be taken with respect thereto; (y) in the case of any such certificate delivered for any fiscal period ending on or after the Restatement Effective Date, setting forth reasonably detailed calculations demonstrating compliance with Section 6.09 and (z) setting forth a reasonably detailed calculation of the Consolidated Leverage Ratio as of the last day of the period covered by such financial statements; and (ii) except during a Collateral Suspension Period, (x) a Perfection Certificate Supplement or a certificate of a Financial Officer of the Company stating that there has been no change in the information set forth in the last Perfection Certificate or Perfection Certificate Supplement, as the case may be, most recently delivered to the Administrative Agent, and (y) a certificate of a Financial Officer stating that the Company has complied with Section 5.09;

(d)        concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any failure to comply with Section 6.09 (which certificate may be limited to the extent required by accounting rules or guidelines or by such accounting firm’s professional standards and customs of the profession);

(e)        promptly after the same become publicly available, copies of all annual, quarterly and current reports and proxy statements filed by the Company or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission; and

(f)        promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Company or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request.

Financial statements and other information required to be delivered pursuant to Sections 5.01(a), 5.01(b) and 5.01(e) shall be deemed to have been delivered if such statements and information shall have been posted by the Company on its website or shall have been posted on IntraLinks or similar site to which all of the Lenders have been granted access or are publicly available on the SEC’s website pursuant to the EDGAR system.

The Borrowers hereby acknowledge that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the Issuing Banks materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on SyndTrak or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrowers hereby agree that they will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, the Arrangers, the Issuing Banks and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to each Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 9.12); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent and the Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, the Borrowers shall be under no obligation to mark any Borrower Materials “PUBLIC.”

SECTION 5.02.  Notice of Material Events.  The Company will furnish to the Administrative Agent (for prompt notification to each Lender) prompt (but in any event within five (5) Business Days) written notice after any Financial Officer of the Company obtains knowledge of the following:

(a)        the occurrence of any continuing Default;

(b)        the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Company or any Subsidiary thereof that could reasonably be expected to result in a Material Adverse Effect;

(c)        the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; and

(d)        any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03.  Existence; Conduct of Business.  Each Borrower will, and will cause each of its Subsidiaries (other than Immaterial Subsidiaries and Inactive Subsidiaries) to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect (i) its legal existence, and (ii) the rights, licenses, permits, privileges and franchises material to the conduct of its business, except, in the case of the preceding clause (ii), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any transaction permitted under Section 6.03 or 6.10.

SECTION 5.04.  Payment of Obligations.  Each Borrower will, and will cause each of its Subsidiaries (other than Immaterial Subsidiaries and Inactive Subsidiaries) to, pay its obligations (other than Indebtedness), including Taxes (whether or not shown on a Tax return), before the same shall become delinquent or in default, except where (a) (i) the validity or amount thereof is being contested in good faith by appropriate proceedings diligently conducted (if such contest effectively suspends collection and enforcement of the obligation (or Tax) in question) and (ii) the Loan Party or Subsidiary has set aside on its books reserves with respect thereto to the extent required by GAAP or (b) the failure to make payment could not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

SECTION 5.05.  Maintenance of Properties; Insurance.  Each Borrower will, and will cause each of its Subsidiaries (other than Immaterial Subsidiaries and Inactive Subsidiaries) to, (a) keep and maintain all Property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted and casualty or condemnation excepted, except if the failure to do so could not reasonably be expected to have a Material Adverse Effect, and (b) maintain, with financially sound and reputable insurance companies or through self-insurance, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

SECTION 5.06.  Inspection Rights.  Each Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent (at their sole cost and expense except during the occurrence and continuance of an Event of Default) or, during the continuance of an Event of Default, any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its senior officers and use commercially reasonable efforts to make its independent accountants available to discuss the affairs, finances and condition of the Borrowers, all at such reasonable times and as often as reasonably requested and in all cases subject to applicable Law and the terms of applicable confidentiality agreements; provided that (i) the Lenders will conduct such requests for visits and inspections through the Administrative Agent and (ii) unless an Event of Default has occurred and is continuing, such visits and inspections can occur no more frequently than once per year. The Administrative Agent and the Lenders shall give the Company the opportunity to participate in any discussions with the Company’s independent accountants.

SECTION 5.07.  Compliance with Laws; Compliance with Agreements.  Each Borrower will, and will cause each of its Subsidiaries to, (i) comply in all material respects with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (including without limitation Environmental Laws) and (ii) perform in all material respects its obligations under material agreements (other than in respect of Indebtedness) to which it is a party, in each case except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.08.  Use of Proceeds and Letters of Credit.  The proceeds of Term Loans and, if applicable, Revolving Loans made on the Original Restatement Effective Date (as such term was defined in the Second Amended and Restated Credit Agreement, dated May 2, 2013, by and among the Company, the Original European Borrower, the Administrative Agent and the other parties thereto) were used to fund a portion of the Acquisition, the refinancing of the Existing Loans (as such term was defined in the Second Amended and Restated Credit Agreement, dated May 2, 2013, by and among the Company, the Original European Borrower, the Administrative Agent and the other parties thereto) and the payment of accrued interest, fees and expenses in connection therewith. The proceeds of Loans and other Credit

Events made following the Restatement Effective Date were used to finance the working capital needs, and for general corporate purposes (including refinancing of existing Indebtedness, acquisitions and other investments), of the Borrowers and their Subsidiaries. The proceeds of the European Term A-1 Loan made on the Restatement Effective Date will be used to pay fees and expenses relating to this Agreement and for general corporate purposes. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. The Borrowers will not, directly or indirectly, use the proceeds of the Loans and Letters of Credit (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans and Letters of Credit, whether as underwriter, advisor, investor or otherwise). No part of the proceeds of the Loan and Letters of Credit will be used, directly or, to the knowledge of the Borrowers, indirectly, for any payments that could constitute a violation of the FCPA or the UK Bribery Act.

SECTION 5.09.  Further Assurances; Additional Security and Guarantees.

(a)        Except during a Collateral Suspension Period, the Borrowers shall, and shall cause each applicable Subsidiary to, at the Borrowers’ expense, comply with the requirements of the Collateral Documents and take all action reasonably requested by the Administrative Agent to carry out more effectively the purposes of the Collateral Documents (including, without limitation, any such action reasonably requested by the Administrative Agent in connection with the delivery by the Borrower of any Perfection Certificate Supplement).

(b)        Following the Restatement Effective Date, upon the formation or acquisition of any Specified Domestic Subsidiary by the Company or any Subsidiary or upon any Subsidiary becoming a Specified Domestic Subsidiary, the Company shall within thirty (30) days after such formation or acquisition or such time as any Subsidiary becomes a Specified Domestic Subsidiary or such longer period as may be reasonably acceptable to the Administrative Agent:

  (i)        except during a Collateral Suspension Period, cause such Specified Domestic Subsidiary to deliver a Perfection Certificate Supplement to the Administrative Agent;

 (ii)        cause such Specified Domestic Subsidiary to execute a joinder to the Guarantee Agreement and, except during a Collateral Suspension Period, the U.S. Pledge Agreement;

(iii)        except during a Collateral Suspension Period, cause all intercompany notes (other than Excluded Intercompany Notes) owing from any Foreign Subsidiary or Foreign Holding Company to such Specified Domestic Subsidiary to be delivered to the Administrative Agent together with instruments of transfer executed and delivered in blank by a duly authorized officer of such Specified Domestic Subsidiary;

(iv)        except during a Collateral Suspension Period, cause all certificates representing Equity Interests held of record by such Specified Domestic Subsidiary (other than Excluded Equity Interests) to be delivered to the Administrative Agent, together with appropriately completed stock powers or other instruments of transfer executed in blank by a duly authorized officer of such Specified Domestic Subsidiary; provided that in the case of Equity Interests of a Foreign Subsidiary that are also pledged pursuant to a Foreign Pledge Agreement, such certificates and stock powers shall only be required to be delivered to the Administrative Agent to the extent required pursuant to such Foreign Pledge Agreement; and

(v)        if requested by the Administrative Agent, deliver a customary opinion of counsel to the Borrower with respect to the guarantee and security (except during a Collateral Suspension Period) provided by such Specified Domestic Subsidiary.

(c)        If, following the Restatement Effective Date, the Company or any Guarantor shall:

(i)        acquire any Equity Interests of any Subsidiary (other than Excluded Equity Interests), such Loan Party shall, except during a Collateral Suspension Period, (within thirty (30) days after such acquisition or such longer period as may be reasonably acceptable to the Administrative Agent) cause such Equity Interests to be delivered to the Administrative Agent together with appropriately completed stock powers or other instruments of transfer executed in blank by a duly authorized officer of such Loan Party; provided that in the case of Equity Interests of a Foreign Subsidiary that are also pledged pursuant to a Foreign Pledge Agreement, such certificates and stock powers shall only be required to be delivered to the Administrative Agent to the extent required pursuant to such Foreign Pledge Agreement; or

(ii)        acquire any intercompany note (other than Excluded Intercompany Notes) owing from any Foreign Subsidiary or Foreign Holding Company to such Loan Party, such Loan Party shall, except during a Collateral Suspension Period, (within thirty (30) days after such acquisition or such longer period as may be reasonably acceptable to the Administrative Agent) deliver such intercompany note to the Administrative Agent together with an appropriately completed instrument of transfer executed and delivered in blank by a duly authorized officer of such Loan Party.

(d)        Except during a Collateral Suspension Period, the Borrowers shall ensure that (i) the material assets and operations acquired in the Acquisition that are not owned directly by a Loan Party are owned, directly or indirectly, by a Foreign Subsidiary or a Foreign Holding Company at least 65% of the Equity Interests of which (or at least 55% in the case of any PECs) are pledged to secure the Obligations and (ii) for so long as any European Obligations remain outstanding, all of the Equity Interests of a Foreign Subsidiary or Foreign Holding Company which owns, directly or indirectly, the material assets and operations acquired in the Acquisition that are not owned directly by any Loan Party are pledged to secure the European Obligations, in each case within thirty (30) days (or such longer period as may be reasonably acceptable to the Administrative Agent) after the acquisition of such Equity Interests.

(e)        If any of the Equity Interests required to be pledged pursuant to Section 5.09(b), (c) or (d) constitute Equity Interests of a Foreign Subsidiary, then, if requested by the Administrative Agent, the Loan Party holding such Equity Interests shall, except during a Collateral Suspension Period, enter into a Foreign Pledge Agreement with respect to such Equity Interests and take such other actions as may be reasonably requested by the Administrative Agent for purposes of ensuring that the Administrative Agent has a valid and perfected security interest therein under the laws of the jurisdiction of organization of the applicable Foreign Subsidiary.

SECTION 5.10.  Farm Credit Equity and Security.

(a)        So long as a Farm Credit Lender is a Lender hereunder, the Company will acquire equity in such Farm Credit Lender in such amounts and at such times as such Farm Credit Lender may require in accordance with such Farm Credit Lender’s Bylaws and Capital Plan (or their equivalent) (as each may be amended from time to time), except that the maximum amount of equity that the Company shall be required pursuant to this sentence to purchase in such Farm Credit Lender in connection with the Loans made by such Farm Credit Lender shall not exceed the maximum amount required by the Bylaws and the Capital Plan (or the equivalent) on the Restatement Effective Date. The Company acknowledges receipt of documents from each Farm Credit Lender that describe the nature of the applicable Borrowers’ stock and other equities in such Farm Credit Lender acquired in connection with its patronage loan from such Farm Credit Lender (the “Farm Credit Equities”) as well as capitalization requirements, and agrees to be bound by the terms thereof.

(b)        Each party hereto acknowledges that each Farm Credit Lender’s Bylaws and Capital Plan (or their equivalent) (as each may be amended from time to time) shall govern (x) the rights and obligations of the parties with respect to the Farm Credit Equities and any patronage refunds or other distributions made on account thereof or on account of the Company’s patronage with such Farm Credit Lender, (y) the Company’s eligibility for patronage distributions from such Farm Credit Lender (in the form of Farm Credit Equities and cash) and (z) patronage distributions, if any, in the event of a sale of a participation interest. Each Farm Credit Lender reserves the right to assign or sell participations in all or any part of its Commitments or outstanding Loans hereunder on a non-patronage basis.

(c)        Each party hereto acknowledges that each Farm Credit Lender has a statutory first lien pursuant to the Farm Credit Act of 1971 (as amended from time to time) on all Farm Credit Equities that the Company may now own or hereafter acquire, which statutory lien shall be for such Farm Credit Lender’s sole and exclusive benefit. The Farm Credit Equities shall not constitute security for the Obligations due to any other Secured Party. To the extent that any of the Loan Documents create a Lien on the Farm Credit Equities or on patronage accrued by such Farm Credit Lender for the account of the Company (including, in each case, proceeds thereof), such Lien shall be for such Farm Credit Lender’s sole and exclusive benefit and shall not be subject to pro rata sharing hereunder. Neither the Farm Credit Equities nor any accrued patronage shall be offset against the Obligations except that, in the event of an Event of Default, a Farm Credit Lender may elect, solely at its discretion, to apply the cash portion of any patronage distribution or retirement of equity to amounts due under this Agreement. The Company acknowledges that any corresponding tax liability associated with such application is the sole responsibility of the Company. CoBank shall have no obligation to retire the Farm Credit Equities upon any Event of Default, Default or any other default by the Company or any other Loan Party, or at any other time, either for application to the Obligations or otherwise.

SECTION 5.11.  Collateral Suspension Period.

(a)        Notwithstanding anything to the contrary contained in this Agreement or any Loan Document, if a Collateral Suspension Date occurs, upon delivery to the Administrative Agent of the officer’s certificate set forth in clause (iii) of the definition of “Collateral Suspension Date”, all of the Liens granted pursuant to the Collateral Documents on the Collateral shall be automatically released and terminated. In connection with the foregoing, the Administrative Agent shall, within a reasonable period of time following delivery of such officer’s certificate, and at the Borrower’s sole cost and expense, (x) assign, transfer and deliver to the applicable Loan Parties, without recourse to or warranty by the Administrative Agent, such of the Collateral or any part thereof to be released as may be in possession of the Administrative Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof and (y) with respect to any other Collateral, deliver such documents and instruments (including UCC-3 termination financing statements or releases) and take such other actions, as the Borrower shall reasonably request to evidence such termination and release.

(b)        Notwithstanding clause (a) above, if, after any Collateral Suspension Date, either (x) the Corporate Ratings are downgraded by either S&P or Moody’s such that either such Corporate Rating is not an Investment Grade Rating or (y) upon the Company ceasing to have a corporate credit rating by S&P (or a successor thereto or an alternative Rating Agency in accordance with the definition thereof) or upon the Company ceasing to have a corporate family rating by Moody’s (or a successor thereto or an alternate Rating Agency in accordance with the definition thereof) (the occurrence of the events in clause (x) or (y), a “Collateral Reinstatement Event”), the Collateral Suspension Period with respect to such Collateral

Suspension Date shall automatically terminate and all Collateral and Collateral Documents, and all Liens granted or purported to be granted therein, released pursuant to clause (a) above shall be required to be reinstated on the same terms as of the applicable Collateral Reinstatement Date (as defined below) and the Loan Parties shall take all actions and deliver all documents (collectively, the “New Collateral Documents”) reasonably requested by the Administrative Agent as necessary to create and perfect the Liens of the Administrative Agent in such Collateral, in form and substance reasonably satisfactory to the Administrative Agent, within 60 days of such Collateral Reinstatement Event (or such longer period as the Administrative Agent may agree in its reasonable discretion) (the first date on which a new security agreement is required to be delivered pursuant to the foregoing, the “Collateral Reinstatement Date”). The Administrative Agent is hereby authorized to enter into any New Collateral Documents in connection with any Collateral Reinstatement Event.

ARTICLE VI

Negative Covenants

From the Restatement Effective Date until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated or been Cash Collateralized on terms satisfactory to the Issuing Bank and all L/C Disbursements shall have been reimbursed, the Borrowers covenant and agree with the Lenders that:

SECTION 6.01.  Indebtedness.  The Company will not create, incur, assume or permit to exist, and will not permit any Subsidiary to create, incur, assume or permit to exist, any Indebtedness, except:

(a)        Indebtedness created under the Loan Documents;

(b)        Indebtedness existing on the Original Execution Date and, to the extent in excess of $10,000,000 individually or $25,000,000 in the aggregate, set forth in Schedule 6.01 hereto on the Original Execution Date and Permitted Refinancing Indebtedness in respect of Indebtedness permitted by this clause (b) and Guarantees of any such Permitted Refinancing Indebtedness;

(c)        Indebtedness of (i) any Loan Party to any U.S. Loan Party, (ii) any Subsidiary that is not a Loan Party to the Company or any other Subsidiary, (iii) any Loan Party to any Subsidiary that is not a U.S. Loan Party; provided that all such Indebtedness (except Indebtedness between the European Borrowers) permitted under this subclause (iii) shall be subordinated to the Obligations of the issuer of such Indebtedness;

(d)        Guarantees of Indebtedness (i) of any Loan Party by any U.S. Loan Party, (ii) of any Foreign Subsidiary by the Company or any other Subsidiary and (iii) of any other Person by a Borrower or any Subsidiary, provided that Guarantees shall be permitted to be incurred pursuant to this subclause (iii) only if at the time such Guarantee is incurred the aggregate principal amount of Indebtedness Guaranteed pursuant to this subclause (iii) at such time (including such newly Guaranteed Indebtedness) would not exceed $75,000,000;

(e)        Indebtedness incurred to finance the acquisition, lease, construction, repair, maintenance, replacement, installation or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and any Permitted Refinancing Indebtedness in respect of Indebtedness permitted by this clause (e); provided that (i) such Indebtedness (other than Permitted Refinancing Indebtedness permitted above in this clause (e)) is incurred prior to or within two hundred seventy (270) days after such acquisition or lease or the completion of such construction, repair, maintenance, replacement, installation or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (e) shall not exceed $200,000,000 at any time outstanding;

(f)        Indebtedness in respect of letters of credit (including trade letters of credit), bank guarantees or similar instruments issued or incurred in the ordinary course of business, including in respect of card obligations or any overdraft and related liabilities arising from treasury, depository and cash management services or any automated clearing house transfers, workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims;

(g)        Indebtedness incurred pursuant to Permitted Receivables Facilities;

(h)        Indebtedness of Foreign Subsidiaries, provided that Indebtedness shall be permitted to be incurred pursuant to this clause (h) only if at the time such Indebtedness is incurred the aggregate principal amount of Indebtedness outstanding pursuant to this clause (h) at such time (including such Indebtedness) would not exceed $750,000,000 (or the spot rate equivalent thereof at the time of incurrence of such Indebtedness in such other currency as reasonably determined by the Company);

(i)        Indebtedness under Swap Agreements entered into in the ordinary course of business and not for speculative purposes;

(j)        Indebtedness in respect of bid, performance, surety, stay, customs, appeal or replevin bonds or performance and completion guarantees and similar obligations issued or incurred in the ordinary course of business, including guarantees or obligations of any Subsidiary with respect to letters of credit, bank guarantees or similar instruments supporting such obligation, in each case, not in connection with Indebtedness for money borrowed;

(k)        Indebtedness consisting of bona fide purchase price adjustments, earn-outs, indemnification obligations, obligations under deferred compensation or similar arrangements and similar items incurred in connection with acquisitions and asset sales not prohibited by Section 6.05 or 6.10;

(l)        Indebtedness consisting of obligations to make payments to current or former officers, directors and employees, their respective estates, spouses or former spouses with respect to the cancellation, purchase or redemption, or to finance the cancellation, purchase or redemption, of Equity Interests of the Company permitted by Section 6.04;

(m)        Cash Management Obligations and other Indebtedness in respect of card obligations, netting services, overdraft protections, cash management services and similar arrangements in each case in connection with deposit accounts;

(n)        Indebtedness consisting of (x) the financing of insurance premiums with the providers of such insurance or their affiliates or (y) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business;

(o)        Indebtedness supported by a Letter of Credit, in a principal amount not to exceed the face amount of such Letter of Credit;

(p)        (x) additional Indebtedness of any of the Loan Parties with no required principal payments prior to the date that is 91 days after the U.S. Term A-1 Loan Maturity Date (other than pursuant to change of control offers and asset sale proceeds offers that the Company determines in good faith to be customary for high yield debt securities) so long as (i) no Event of Default has occurred and is continuing or would arise after giving effect thereto and (ii) on a Pro Forma Basis the Borrower would be in compliance with Section 6.09 as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b), and (y) any Permitted Refinancing Indebtedness in respect of Indebtedness permitted by this clause (p);

(q)        other Indebtedness of Company and its Subsidiaries; provided that Indebtedness shall be permitted to be incurred pursuant to this clause (q) only if at the time such Indebtedness is incurred the aggregate principal amount of Indebtedness outstanding pursuant to this clause (q) at such time (including such Indebtedness) would not exceed $100,000,000;

(r)        Indebtedness in the form of Guarantees of Indebtedness of joint ventures; provided that Indebtedness shall be permitted to be incurred pursuant to this clause (r) only if at the time such Indebtedness is incurred the aggregate principal amount of Indebtedness outstanding pursuant to this clause (r) at such time (including such Indebtedness) would not exceed $300,000,000 (or, if on a Pro Forma Basis for such Guarantee, the Consolidated Net Leverage Ratio is less than or equal to 2.50 to 1.0 as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b), $400,000,000);

(s)        Indebtedness in respect of judgments, decrees, attachments or awards not constituting an Event of Default under clause (k) of Article VII;

(t)        Indebtedness of a Person assumed in connection with a Permitted Acquisition and not created in contemplation thereof and any Permitted Refinancing Indebtedness in respect of such Indebtedness in an aggregate principal amount not to exceed $150,000,000 at any time outstanding pursuant to this clause (t);

(u)        Indebtedness in the form of reimbursements owed to officers, directors, consultants and employees;

(v)        Indebtedness incurred under industrial revenue bonds or other qualified tax exempt bond financings and Permitted Refinancing Indebtedness in respect thereof in an aggregate principal amount not to exceed $25,000,000 at any time outstanding pursuant to this clause (v); and

(w)        endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business.

Each category of Indebtedness (other than Indebtedness under the Loan Documents which shall at all times be deemed to be outstanding pursuant to clause (a)) set forth above shall be deemed to be cumulative and for purposes of determining compliance with this Section 6.01, in the event that an item of Indebtedness (or any portion thereof) at any time meets the criteria of more than one of the categories described above, the Company, in its sole discretion, may classify or reclassify (or later divide, classify or reclassify) such item of Indebtedness (or any portion thereof) and shall only be required to include the amount and type of such Indebtedness in one of the above clauses.

SECTION 6.02.  Liens.  The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any Property now owned or hereafter acquired by it, except:

(a)        Permitted Encumbrances;

(b)        Liens pursuant to any Loan Document;

(c)        any Lien on any Property of the Company or any Subsidiary existing on the Original Execution Date and, to the extent securing obligations in an individual amount in excess of $10,000,000 or an aggregate amount in excess of $25,000,000, set forth in Schedule 6.02 hereto on the Original Execution Date and any modifications, replacements, renewals or extensions thereof; provided that (i) such Lien shall not apply to any other Property of the Borrower or any Subsidiary other than (A) improvements and after-acquired Property that is affixed or incorporated into the Property covered by such Lien or financed by Indebtedness permitted under Section 6.01, and (B) proceeds and products thereof, and (ii) such Lien shall secure only those obligations which it secures on the Restatement Effective Date and any Permitted Refinancing Indebtedness in respect thereof;

(d)        any Lien existing on any Property prior to the acquisition thereof by the Company or any Subsidiary or existing on any Property of any Person that becomes a Subsidiary after the Original Closing Date prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other Property of the Company or any other Subsidiary (other than the proceeds or products thereof and other than improvements and after-acquired property that is affixed or incorporated into the Property covered by such Lien) and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and Permitted Refinancing Indebtedness in respect thereof;

(e)        Liens on fixed or capital assets acquired, leased, constructed, repaired, maintained, replaced, installed or improved by the Company or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by clause (e) of Section 6.01, (ii) such security interests and the Indebtedness secured thereby (other than Permitted Refinancing Indebtedness permitted by clause (e) of Section 6.01) are incurred prior to or within two hundred seventy (270) days after such acquisition or lease or the completion of such construction, repair, maintenance or replacement or installation or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, leasing, constructing, repairing, maintaining, replacing, installing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other Property of the Company or any Subsidiary except for accessions to such Property, Property financed by such Indebtedness and the proceeds and products thereof; provided further that individual financings of equipment provided by one lender may be cross-collateralized to other financings of equipment provided by such lender;

(f)        rights of setoff and similar arrangements and Liens in respect of Cash Management Obligations and in favor of depository and securities intermediaries to secure obligations owed in respect of card obligations or any overdraft and related liabilities arising from treasury, depository and cash management services or any automated clearing house transfers of funds and fees and similar amounts related to bank accounts or securities accounts (including Liens securing letters of credit, bank guarantees or similar instruments supporting any of the foregoing);

(g)        Liens on Receivables and Permitted Receivables Facility Assets securing Indebtedness arising under Permitted Receivables Facilities;

(h)        Liens on assets of a Foreign Subsidiary securing Indebtedness of such Subsidiary pursuant to Section 6.01;

(i)        Liens (i) on “earnest money” or similar deposits or other cash advances in connection with acquisitions permitted by Section 6.05 or (ii) consisting of an agreement to Dispose of any Property in a Disposition permitted under Section 6.10 including customary rights and restrictions contained in such agreements;

(j)        leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which do not (i) interfere in any material respect with the business of the Borrower or any Subsidiary or (ii) secure any Indebtedness;

(k)        Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(l)        Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection and (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business, including Liens encumbering reasonable customary initial deposits and margin deposits;

(m)        Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Company or any Subsidiary in the ordinary course of business permitted by this Agreement;

(n)        Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 6.05;

(o)        rights of setoff relating to purchase orders and other agreements entered into with customers of the Company or any Subsidiary in the ordinary course of business;

(p)        ground leases in respect of real property on which facilities owned or leased by the Borrower or any of its Subsidiaries are located and other Liens affecting the interest of any landlord (and any underlying landlord) of any real property leased by the Company or any Subsidiary;

(q)        Liens on equipment owned by the Company or any Subsidiary and located on the premises of any supplier and used in the ordinary course of business and not securing Indebtedness;

(r)        any restriction or encumbrance with respect to the pledge or transfer of the Equity Interests of a joint venture;

(s)        Liens not otherwise permitted by this Section 6.02, provided that a Lien shall be permitted to be incurred pursuant to this clause (s) only if at the time such Lien is incurred the aggregate principal amount of the obligations secured at such time (including such Lien) by Liens outstanding pursuant to this clause (s) would not exceed $150,000,000;

(t)        Liens on any Property of (i) any Loan Party in favor of any U.S. Loan Party and (ii) any Subsidiary that is not a Loan Party in favor of the Company or any other Subsidiary; and

(u)        Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(v)        Liens arising from Uniform Commercial Code financing statement filings regarding operating leases or consignments entered into by the Company and its Subsidiaries in the ordinary course of business;

(w)        Liens, pledges or deposits made in the ordinary course of business to secure liability to insurance carriers;

(x)        Liens securing insurance premiums financing arrangements; provided that such Liens secure only the applicable unpaid insurance premiums and attach only to the proceeds of the applicable insurance policy;

(y)        any purchase option or similar right on securities held by the Company or any of its Subsidiaries in any joint venture which option or similar right is granted to a third-party who holds securities in such joint venture;

(z)        Liens securing obligations owing under and in connection with industrial revenue bonds and other qualified tax exempt financings permitted by Section 6.01(v) and extending only to the properties subject to such financings; and

(aa)        each Farm Credit Lender’s statutory Lien in the Farm Credit Equities.

SECTION 6.03.  Fundamental Changes.  The Company will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing:

(a)        any Subsidiary (other than any European Borrower) may be merged or consolidated with or into any Person (including another Subsidiary) and any Subsidiary (other than any European Borrower) may be liquidated or dissolved or change its legal form, in each case in order to consummate any Investment otherwise permitted by Section 6.05 or Disposition otherwise permitted by Section 6.10;

(b)        the Company may be consolidated with or merged into any newly formed corporation organized under the laws of the United States or any State thereof solely for changing its jurisdiction of incorporation; provided that simultaneously with such transaction, (x) the Person formed by such consolidation or into which the Company is merged shall expressly assume all obligations of the Company under the Loan Documents and (y) the Person formed by such consolidation or into which the Company is merged shall take all actions as may be required to preserve the enforceability of the Loan Documents and validity and perfection of the Liens of the Collateral Documents (except during a Collateral Suspension Period);

(c)        any Inactive Subsidiary or Immaterial Subsidiary may merge into or consolidate with another Immaterial Subsidiary or Inactive Subsidiary but if the surviving entity becomes a Specified Domestic Subsidiary the Borrower shall comply with Section 5.09; and

(d)        any Subsidiary (other than any European Borrower) may liquidate or dissolve if the Borrowers determine in good faith that such liquidation or dissolution is in its best interests and not materially adverse to the Lenders and, if such Subsidiary is a Loan Party, such Loan Party’s assets and property are transferred to another Loan Party.

SECTION 6.04.  Restricted Payments.  The Company will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except:

(a)        the Company may declare and pay dividends or other distributions with respect to its Equity Interests payable solely in additional shares of Qualified Equity Interests or options to purchase Qualified Equity Interests;

(b)        Subsidiaries may declare and make Restricted Payments with respect to their Equity Interests (including PECs);

(c)        the Company may make Restricted Payments in respect of any stock appreciation rights, stock options, restricted stock, restricted stock units, performance share units or other stock-based awards, under any stock option plan, incentive plan, compensation plan or other benefit plan for present or former officers, directors, consultants or employees of the Company, its Subsidiaries and joint ventures so long as no Default shall have occurred and be continuing or would result therefrom;

(d)        so long as no Default has occurred and is continuing, the Company may pay cash dividends on its common stock in an amount not to exceed $150,000,000 in any fiscal quarter;

(e)        to the extent constituting Restricted Payments, the Company and its Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 6.03 and Section 6.07 (other than Section 6.07(d));

(f)        repurchases of Equity Interests in the Company or any Subsidiary that occur or are deemed to occur in connection with any stock appreciation rights, stock options, restricted stock, restricted stock units, performance share units or other stock-based awards under any stock option plan, incentive plan, compensation plan or other benefit plan for present or former officers, directors, consultants or employees of the Company, its Subsidiaries and joint ventures or repurchases of Equity Interests in the Company or any Subsidiary that occur or are deemed to occur upon exercise of stock options or warrants to the extent such Equity Interests represent a portion of the exercise price of such options or warrants;

(g)        the Company and its Subsidiaries may make Restricted Payments so long as on a Pro Forma Basis (i) no Default has occurred and is continuing and (ii) the Consolidated Net Leverage Ratio is no greater than 4.50 to 1.0 as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b);

(h)        the Company and its Subsidiaries may make Restricted Payments during a Covenant Suspension Period so long as on a Pro Forma Basis the Company is in compliance with the covenants set forth in Section 6.09 as of the date of the most recent balance sheet delivered pursuant to Section 5.01(a) or (b);

(i) so long as no Default has occurred and is continuing, the Company and its Subsidiaries may make other Restricted Payments of up to $100,000,000 in the aggregate;

(j) so long as no Default has occurred and is continuing, the Company and its Subsidiaries may make Restricted Payments in an amount not to exceed the Available Amount; and

(k) the Company may cancel or terminate any warrants, options, stock appreciation rights, restricted stock, restricted stock units, performance share units, other stock-based awards or any other rights to acquire Qualified Equity Interests in exchange for cash or the issuance of any other warrants, options, stock appreciation rights, restricted stock, restricted stock units, performance share units, other stock-based awards or rights to acquire Qualified Equity Interests.

SECTION 6.05.  Investments.  The Company will not, and will not allow any of its Subsidiaries to make or hold any Investments, except:

(a)        Investments by the Company or a Subsidiary in cash and Cash Equivalents;

(b)        Investments in the Company or any Subsidiary and the reclassification or conversion of any such Investments to debt or equity or any combination thereof;

(c)        Investments in any joint venture so long as (i) on a Pro Forma Basis the Company is in compliance with the covenants set forth in Section 6.09 as of the date of the most recent balance sheet delivered pursuant to Section 5.01(a) or (b) and (ii) at the time of and immediately after giving effect to such Investment, no Default shall have occurred and be continuing;

(d)        Investments by any joint venture;

(e)        Permitted Acquisitions;

(f)        (i) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and (ii) Investments (including debt obligations and Equity Interests) received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business or received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;

(g)        (i) Investments existing or contemplated on the Original Execution Date and, to the extent in excess of $10,000,000 individually or $25,000,000 in the aggregate, set forth on Schedule 6.05(g) hereto on the Original Execution Date and any modification, replacement, renewal, reinvestment or extension thereof and (ii) Investments existing on the Restatement Effective Date by the Company or any Subsidiary in the Company or any other Subsidiary and any modification, renewal or extension thereof; provided that the amount of the original Investment is not increased except by the terms of such Investment or as otherwise permitted by this Section 6.05;

(h)        Investments in Swap Agreements permitted under Section 6.01(i);

(i)        Investments in the ordinary course of business in prepaid expenses, negotiable instruments held for collection and lease, utility and worker’s compensation, performance and other similar deposits provided to third parties;

(j)        Investments in the ordinary course of business consisting of endorsements for collection or deposit;

(k)        Investments in the ordinary course of business consisting of the licensing or contribution of intellectual property pursuant to development, marketing or manufacturing agreements or arrangements or similar agreements or arrangements with other Persons;

(l)        advances of payroll payments, fees or other compensation to officers, directors, consultants or employees, in the ordinary course of business;

(m)        Investments to the extent that payment for such Investments is made solely with Qualified Equity Interests of the Company;

(n)        so long as no Default has occurred and is continuing, the Company and its Subsidiaries may make Investments in an amount not to exceed the Available Amount;

(o)        the Company and its Subsidiaries may make other Investments so long as on a Pro Forma Basis, (i) no Default has occurred and is continuing and (ii) the Consolidated Net Leverage Ratio is no greater than 4.50 to 1.0 as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b);

(p)        customary Investments in connection with Permitted Receivables Facilities;

(q)        other Investments in an aggregate amount not to exceed $100,000,000;

(r)        the Company and its Subsidiaries may purchase inventory and other Property to be used or sold in the ordinary course of business and make capital expenditures;

(s)        loans or advances to officers, directors, consultants and employees of the Borrower and its Subsidiaries for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes and in connection with such Person’s purchase of Equity Interests of the Borrower;

(t)        Investments held by a Subsidiary acquired after the Original Closing Date or of a corporation merged into the Company or merged or consolidated with any Subsidiary after the Original Closing Date that were not made in contemplation of such acquisition or merger;

(u)        the Farm Credit Equities and any other stock or securities of, or Investments in, a Farm Credit Lender or its investment services or programs;

(v)        the transfer of Equity Interests or Investments in the nature of Indebtedness of any Foreign Subsidiary, to the Company or any Subsidiary of the Company;

(w)        the Acquisition; and

(x)        Investments during a Covenant Suspension Period so long as on a Pro Forma Basis the Company is in compliance with the covenants set forth in Section 6.09 as of the date of the most recent balance sheet delivered pursuant to Section 5.01(a) or (b).

SECTION 6.06.  Prepayments of Specified Indebtedness.

The Company will not, and will not permit any of its Subsidiaries to, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled principal and interest shall be permitted) any Specified Indebtedness or make any payment in violation of any subordination terms of any Specified Indebtedness, except:

(a)        refinancing of Specified Indebtedness in exchange for or with the Net Cash Proceeds of any Permitted Refinancing Indebtedness in respect thereof or in exchange for Qualified Equity Interests;

(b)        so long as no Event of Default has occurred and is continuing, the payments in respect of Specified Indebtedness owed to the Company or any Subsidiary;

(c)        so long as no Default has occurred and is continuing, the Company and its Subsidiaries may make payments in respect of Specified Indebtedness in an amount not to exceed the Available Amount;

(d)        the Company and its Subsidiaries may make other prepayments of Specified Indebtedness so long as on a Pro Forma Basis (i) no Default has occurred and is continuing and (ii) the Consolidated Net Leverage Ratio is no greater than 4.50 to 1.0 as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b).

SECTION 6.07.  Transactions with Affiliates.  The Company will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any Property to, or purchase, lease or otherwise acquire any Property from, or otherwise engage in any other transactions with, any of its Affiliates, except:

(a) transactions at prices and on terms and conditions substantially as favorable to the Borrowers or such Subsidiary (in the good faith determination of the Borrowers) as could reasonably be obtained on an arm’s-length basis from unrelated third parties;

(b) transactions between or among the Borrowers and their Subsidiaries and any entity that becomes a Subsidiary as a result of such transaction so long as such transaction does not involve any other Affiliate;

(c) the payment of customary compensation and benefits and reimbursements of out-of-pocket costs to, and the provision of indemnity on behalf of, directors, officers, consultants and employees of the Borrowers or any Subsidiary and employment, incentive, benefit, consulting and severance arrangements entered into in the ordinary course of business with officers, directors, consultants and employees of the Borrowers or their Subsidiaries; provided that during any period that the Company is a public company regulated by, and required to file regular periodic reports with, the SEC, any compensation paid to any director or executive officer of the Company or any Subsidiary which has been specifically approved by the Board of Directors of the Company (or by the Human Resources Committee of the Board of Directors of the Company or other committee responsible for such approval) during such period will be deemed to be reasonable for purposes of this clause (c);

(d)        Restricted Payments permitted under Section 6.04;

(e)        the issuance of Qualified Equity Interests of the Company and the granting of registration or other customary rights in connection therewith;

(f)        transactions with joint ventures that are Affiliates solely as a result of the Company’s or a Subsidiary’s Control over such joint venture;

(g)        transactions with landlords, customers, clients, suppliers, joint venture partners or purchasers or sellers of goods and services, in each case in the ordinary course of business;

(h)        split-dollar life insurance agreements with Affiliates, so long as the aggregate amount of premiums payable by the Company during any fiscal year pursuant to such agreements shall not exceed $2,000,000 in the aggregate;

(i)        loans and advances to officers, directors, consultants and employees in the ordinary course of business;

(j)        transactions effected as part of a Permitted Receivables Facility with a Receivables Entity; and

(k)        transfers of immaterial assets from the Company and its Subsidiaries to Affiliates thereof.

SECTION 6.08.  Restrictive Agreements.  The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Subsidiary that is not a Guarantor to pay dividends or other distributions with respect to holders of its Equity Interests; provided that the foregoing shall not apply to (i) prohibitions, restrictions and conditions imposed by law or by this Agreement and any Permitted Refinancing Indebtedness in respect thereof, (ii) prohibitions, restrictions and conditions existing on the Original Closing Date (or any extension, refinancing, replacement or renewal thereof or any amendment or modification thereto that is not, taken as a whole, materially more restrictive (in the good faith determination of the Company) than any such restriction or condition), including, but not limited to prohibitions, restrictions and conditions imposed by the Existing Senior Notes and any Permitted Refinancing Indebtedness incurred with respect thereto, (iii) prohibitions, restrictions and conditions arising in connection with any Disposition permitted by Section 6.10 with respect to the Property subject to such Disposition, (iv) customary prohibitions, restrictions and conditions contained in agreements relating to a Permitted Receivables Facility, (v) agreements or arrangements binding on a Subsidiary at the time such Subsidiary becomes a Subsidiary of the Borrower or any permitted extension, refinancing, replacement or renewal of, or any amendment or modification to, any such agreement or arrangement so long as any such extension, refinancing, renewal, amendment or modification is not, take as a whole, materially more restrictive (in the good faith determination of the Company) than such agreement or arrangement, (vi) prohibitions, restrictions and conditions set forth in Indebtedness of a Subsidiary that is not a Loan Party which is permitted by this Agreement, (vii) restrictions in joint venture agreements and other similar agreements or arrangements applicable to joint ventures, (viii) prohibitions, restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such prohibitions, restrictions or conditions apply only to the Subsidiaries incurring or Guaranteeing such Indebtedness, (ix) customary provisions in leases, subleases, licenses, sublicenses or permits so long as such prohibitions, restrictions or conditions relate only to the property subject thereto, (x) customary provisions in leases restricting the assignment or subletting thereof, (xi) customary provisions restricting assignment or transfer of any contract entered into in the ordinary course of business or otherwise permitted hereunder, (xii) prohibitions, restrictions or conditions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business, (xiii) prohibitions, restrictions or conditions imposed by a Lien permitted by Section 6.02 with respect to the transfer of the Property subject thereto, (xiv) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business, (xv) any limitation or prohibition on the disposition or distribution of assets or property in asset sale agreements, stock sale agreements and other similar agreements, which limitation or prohibition is applicable only to the assets that are the subject of such agreements and (xvi) prohibitions, restrictions or conditions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business.

SECTION 6.09.  Financial Covenants.

(a)        The Company will not permit the Consolidated Interest Coverage Ratio for any Test Period ending after the Restatement Effective Date to be less than 2.50 to 1.0.

(b)        The Company will not permit the Consolidated Net Leverage Ratio as of the last day of any Test Period to be greater than (a) except during a Covenant Suspension Period, 5.50 to 1.0 (or, for any fiscal quarter ending after the consummation of any Material Acquisition and prior to the end of the fourth fiscal quarter end following such Material Acquisition, 5.75 to 1.0) and (b) during a Covenant Suspension Period, 4.00 to 1.0.

SECTION 6.10.  Dispositions. The Company will not, and will not permit any Subsidiary to, make any Disposition, except:

(a)        Dispositions of obsolete or worn out Property and Dispositions of property no longer used or useful in the conduct of the business of the Company and the Subsidiaries, in each case, in the ordinary course of business;

(b)        Dispositions of inventory and immaterial assets, in each case, in the ordinary course of business;

(c)        Dispositions of Property to the extent that (i) such Property is exchanged for credit against the purchase price of similar replacement Property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement Property;

(d)        Dispositions of Property to the Company or to a Subsidiary;

(e)        (i) Dispositions permitted by Sections 6.04 and 6.05 and (ii) Liens permitted by Section 6.02 and (iii) Dispositions of Receivables and Permitted Receivables Related Assets in connection with Permitted Receivables Facilities;

(f)        Dispositions of cash and Cash Equivalents;

(g)        Dispositions of accounts receivable in connection with the collection or compromise thereof;

(h)        leases, subleases, licenses or sublicenses, in each case in the ordinary course of business and which do not materially interfere with the business of the Company and the Subsidiaries;

(i)        transfers of Property to the extent subject to Casualty Events;

(j)        Dispositions of other Property by the Company and its Subsidiaries with an aggregate fair market value (as determined in good faith by the Company) for all such Dispositions in any fiscal year not to exceed 15% of the Consolidated Tangible Assets as at the last day of the immediately preceding fiscal year with unused amounts from any fiscal year being available for additional Dispositions in the next succeeding fiscal year only (it being understood that any Disposition in any fiscal year pursuant to this clause (j) shall be deemed first to have utilized any amount carried forward from any prior year before being applied to the 15% limitation referred to above for such fiscal year);

(k)        Dispositions of Investments in, and issuances of any Equity Interests in, joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

(l)        any Subsidiary may liquidate or dissolve if the Company determines in good faith that such liquidation or dissolution is in its best interests and not materially adverse to the Lenders and, if such Subsidiary is a Loan Party, such Loan Party’s assets and property are transferred to a U.S. Loan Party; and

(m)        sale and leasebacks of properties acquired following the Original Closing Date within 180 days of the acquisition thereof;

provided that for the purpose of making all calculations under Section 6.10(j), the Company shall use the fair market value of such Property at the time of such Disposition in the good faith determination of the Company;

ARTICLE VII

Events of Default

If any of the following events (each an “Event of Default”) shall occur and be continuing:

(a)        any Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b)        any Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five (5) Business Days;

(c)        any representation or warranty made or deemed made by or on behalf of the Company or any Subsidiary in connection with this Agreement or any other Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document required to be delivered in connection with this Agreement or any other Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

(d)        the Borrowers shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03(i) or Article VI;

(e)        any Loan Party, as applicable, shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article) or any other Loan Document, and such failure shall continue unremedied for a period of thirty (30) days after written notice thereof from the Administrative Agent or the Required Lenders to the Borrowers;

(f)        the Company or any Subsidiary (other than an Immaterial Subsidiary or Inactive Subsidiary) shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable, or if a grace period shall be applicable to such payment under the agreement or instrument under which such Indebtedness was created, beyond such applicable grace period;

(g)        the Company or any Subsidiary (other than an Immaterial Subsidiary or Inactive Subsidiary) shall default in the performance of any obligation in respect of any Material Indebtedness or any “change of control” (or equivalent term) shall occur with respect to any Material Indebtedness, in each case, that results in such Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both, but after giving effect to any applicable grace period) the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (other than solely in Qualified Equity Interests); provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness or as a result of a casualty event affecting such property or assets;

(h)        an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of a Borrower or any Subsidiary (other than an Immaterial Subsidiary or Inactive Subsidiary) or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for a Borrower or any Subsidiary (other than an Immaterial Subsidiary or Inactive Subsidiary) or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed or unstayed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered;

(i)        any Borrower or any Subsidiary (other than an Immaterial Subsidiary or Inactive Subsidiary) shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of any proceeding or petition described in clause (h) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for a Borrower or any Subsidiary (other than an Immaterial Subsidiary or Inactive Subsidiary) or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any corporate action for the purpose of effecting any of the foregoing;

(j)        any Borrower or any Subsidiary (other than an Immaterial Subsidiary or Inactive Subsidiary) shall become generally unable, admit in writing its inability generally or fail generally to pay its debts as they become due;

(k)        one or more final, non-appealable judgments for the payment of money in an aggregate amount in excess of $100,000,000 (to the extent due and payable and not covered by insurance as to which the relevant insurance company has not denied coverage) shall be rendered against the Company, any Subsidiary (other than an Immaterial Subsidiary or Inactive Subsidiary) or any combination thereof and the same shall remain unpaid or undischarged for a period of thirty (30) consecutive days during which execution shall not be paid, bonded or effectively stayed;

(l)        an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect or in the imposition of a Lien or security interest on any assets of the Borrower or any Subsidiary under Sections 436(f) or 430(k) of the Code or under Section 4068 of ERISA;

(m)        a Change in Control shall occur;

(n)        any material provision of any Collateral Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of the defeasance described in or a transaction permitted under Sections 5.11, 6.03 or 6.10) or as a result of acts or omissions by the Administrative Agent or any Lender or the satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in writing the validity or enforceability of any provision of any Collateral Document; or any Loan Party denies in writing that it has any or further liability or obligation under any Collateral Document (other than as a result of repayment in full of the Obligations and termination of the Commitments), or purports in writing to revoke or rescind any Collateral Document, in each case with respect to a material portion of the Collateral purported to be covered by the Collateral Documents; or

(o)        the Guarantee Agreement shall cease, for any reason, to be in full force and effect or any Loan Party or any Affiliate of a Loan Party shall so assert;

then, and in every such event (other than an event with respect to a Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Company, take either or both of the following actions, at the same or different times: (i) after the Restatement Effective Date, terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder and under the other Loan Documents, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and in case of any event with respect to a Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other Obligations accrued hereunder and under the other Loan Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers.

ARTICLE VIII

The Administrative Agent

(a)        Each of the Lenders and the Issuing Banks hereby irrevocably appoints Bank of America as its agent and authorizes Bank of America to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. Each of the Lenders and the Issuing Banks hereby irrevocably appoints Bank of America as its collateral agent and authorizes Bank of America to take such actions on its behalf and to exercise such powers as are delegated to the collateral agent by the terms hereof and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the collateral agent, the Lenders and the Issuing Bank, and the Borrower shall have no rights as a third party beneficiary of any of such provisions, except as expressly set forth in subparagraph (f) below.

(b)        The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with a Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

(c)        The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or by the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and (c) except as expressly set forth herein and in the other Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided herein) or in the absence of its own bad faith, gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice describing such Default thereof is given to the Administrative Agent by the Company, a Lender or the Issuing Bank, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other Loan

Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

(d)        The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

(e)        The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

(f)        The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Bank and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower and (unless an Event of Default under clause (a) or (b), (h) or (i) of Article VII shall have occurred and be continuing) with the consent of the Company (which consent of the Company shall not be unreasonably withheld or delayed), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States and shall not be a Defaulting Lender. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Company and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Bank under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the Issuing Bank directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired)

Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Company to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as Issuing Bank and Swingline Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank and Swingline Lender, (b) the retiring Issuing Bank and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit. If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition of “Defaulting Lender,” the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person, remove such Person as Administrative Agent, and the Company in consultation with the Lenders shall, unless an Event of Default shall have occurred and be continuing, in which case the Required Lenders in consultation with the Company shall, appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States and shall not be a Defaulting Lender; provided that, without the consent of the Borrower (not to be unreasonably withheld), the Required Lenders shall not be permitted to select a successor that is not a U.S. financial institution described in Treasury Regulation Section 1.1441-1(b)(2)(ii) or a U.S. branch of a foreign bank described in Treasury Regulation Section 1.1441-1(b)(2)(iv)(A). If no such successor shall have been appointed by the Borrower or the Required Lenders, as applicable, and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with notice on the Removal Effective Date.

(g)        Each Lender and the Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

(h)        To the extent required by any applicable Laws, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. Without limiting or expanding the provisions of Section 2.16, each Lender shall severally indemnify and hold harmless the Administrative Agent against, and shall make payable in respect thereof within 30 days after demand therefor, any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the Internal Revenue Service or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold Tax from amounts paid to or for the account of such Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective). A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this clause (h). The agreements in this clause (h) shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. For the avoidance of doubt, a “Lender” shall, for purposes of this clause (h), include any Swingline Lender and any Issuing Bank.

(i)         The Lenders irrevocably agree:

 (i)        that any Lien on any Property granted to or held by the Administrative Agent under any Loan Document shall be automatically released (A) upon termination of the Commitments and payment in full of all Obligations or, solely in the case of any Lien securing solely the European Obligations, the European Obligations (in each case, other than (x) obligations under Secured Hedge Agreements, (y) Cash Management Obligations and (z) contingent reimbursement and indemnification obligations, in each case not yet accrued and payable) and the expiration or termination or Cash Collateralization of all Letters of Credit (or the making of other arrangements satisfactory to the Administrative Agent and the applicable Issuing Lender in their sole discretion), (B) at the time the Property subject to such Lien is transferred or to be transferred as part of or in connection with any transfer permitted hereunder or under any other Loan Document to any Person (other than any transfer to another Loan Party) including to facilitate any transfer of Equity Interests of any Foreign Subsidiary to any other Subsidiary that is not a Loan Party (whether directly to any such Subsidiary or through one or more substantially concurrent transfers involving any Loan Party or any other Subsidiary), (C) subject to Section 9.02, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders (or such greater number of Lenders as may be required pursuant to Section 9.02), (D) if the Property subject to such Lien is owned by a Guarantor, upon release of such Guarantor from its obligations under its Guarantee under the Guarantee Agreement pursuant to clause (iii) below or (E) as provided in Section 5.11;

 (ii)        (A) to release or subordinate any Lien on any Property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(e) and (B) that the Administrative Agent is authorized (but not required) to release or subordinate any Lien on any Property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such Property that is permitted by any other clause of Section 6.02; and

(iii)        that any Guarantor shall be automatically released from its obligations under the Guarantee Agreement and Pledge Agreement if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder.

Upon request by the Administrative Agent at any time, the Required Lenders (or such greater number of Lenders as may be required pursuant to Section 9.02) will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of Property, or to release any Guarantor from its obligations under the Guarantee Agreement pursuant to this clause (i). In each case as specified in this clause (i), the Administrative Agent will (and each Lender irrevocably authorizes the Administrative Agent to), at the applicable Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Guarantor from its obligations under the Guarantee Agreement, in each case in accordance with the terms of the Loan Documents and this clause (i).

Anything herein to the contrary notwithstanding, none of the “arrangers,” “bookrunning managers,” “co-documentation agents” or “co-syndication agents” listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the Issuing Bank hereunder.

(j)        [Intentionally Omitted]

(k)        Administrative Agent as Joint and Several Creditor. For purposes of Collateral Documents governed by Luxembourg law only (except during a Collateral Suspension Period):

 (i)         Each party hereto agrees that the Administrative Agent:

(A)        will be the joint and several creditor (together with the relevant Lenders and the Issuing Bank) of each and every obligation of each European Borrower towards each Lender under this Agreement; and

(B)        will have its own independent right to demand performance by each European Borrower of those obligations.

 (ii)         Discharge by each European Borrower of any obligation owed to the Administrative Agent or another Lender shall, to the same extent, discharge the corresponding obligation owing to the other.

(iii)         Without limiting or affecting the Administrative Agent’s rights against each European Borrower (whether under this Article VIII or under any other provision of the Credit Agreement), the Administrative Agent agrees with each other Lender (on a several and divided basis) that, subject to paragraph (iv) below, it will not exercise its rights as a joint and several creditor with a Lender except with the consent of the relevant Lender.

(iv)         Nothing in paragraph (iii) above shall in any way limit the Administrative Agent’s right to act in the protection or preservation of rights under or to enforce any Collateral Document as contemplated by this Agreement and/or the relevant Collateral Document (or to do any act reasonably incidental to any of the above).

ARTICLE IX

Miscellaneous

SECTION 9.01.  Notices.

(a)        Notices Generally.  Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

 (i)        if to the Borrowers, the Administrative Agent, any Issuing Bank or the Swingline Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 9.01 hereto; and

(ii)        if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b)        Electronic Communications.  Notices and other communications to the Lenders and the Issuing Bank hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any Issuing Bank pursuant to Article II if such Lender or the Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrowers may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c)        The Platform.  THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE INFORMATION. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent, any Arranger or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the Issuing Bank or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, the Administrative Agent’s or any Arranger’s transmission of Borrower Materials or notices through the Platform, any other electronic messaging services, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, the Issuing Bank or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d)        Change of Address, Etc.  Each of the Borrowers, the Administrative Agent, any Issuing Bank and the Swingline Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the Issuing Bank and the Swingline Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

(e)        Reliance by Administrative Agent, Issuing Bank and Lenders.  The Administrative Agent, each Issuing Bank and the Lenders shall be entitled to rely and act upon any notices (including telephonic Borrowing Requests and Swingline Loan Notices) purportedly given by or on behalf of the Borrowers even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrowers shall indemnify the Administrative Agent, each Issuing Bank, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrowers unless due to such Person’s gross negligence or willful misconduct. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

SECTION 9.02.  Waivers; Amendments.

(a)        No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by a Borrower therefrom shall in any event be effective unless the same shall be permitted by clause (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

(b)        Except as otherwise set forth in this Agreement or any other Loan Document (with respect to such Loan Document), neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or by the Borrowers and the Administrative Agent with the consent of the Required Lenders; provided, that no such agreement shall (i) increase the Commitment of any Lender without the written consent of each Lender directly affected thereby, it being understood that a waiver of any condition precedent set forth in Section 4.02 or the waiver of any Default or mandatory prepayment shall not constitute an increase of any Commitment of any Lender, (ii) reduce the principal amount of any Loan or L/C Disbursement or reduce the rate of interest or premium thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby, it being understood that any change to the definition of “Consolidated Leverage Ratio” or in the component definitions thereof shall not constitute a reduction in the rate; provided that only the consent of the Required Lenders shall be necessary to amend Section 2.12(c) or to waive any obligation of a Borrower to pay interest at the rate set forth therein, (iii) postpone the scheduled date of payment of the principal amount of any Loan or L/C Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby, it being understood that the waiver of (or amendment to the terms of) any mandatory prepayment of the Term Loans shall not constitute a postponement of any date scheduled for the payment of principal or interest, (iv) change Section 2.17(b), (c) or (d) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender directly affected thereby, (v) change any of the provisions of this Section, the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender, (vi) release all or substantially all of the Guarantors from their obligations under the Guarantee Agreement, without the written consent of each Lender or (vii) except as contemplated by this Agreement, release all or substantially all of the Collateral from the Lien of the Collateral Documents, without the written consent of each Lender; provided that (1) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Bank or the Swingline Lender hereunder without the prior written consent of the Administrative Agent, the relevant Issuing Bank or the Swingline Lender, as the case may be and (2) the Administrative Agent and the Company may, with the consent of the other but without the consent of any other Person, amend, modify or supplement this Agreement and any other Loan Document to cure any ambiguity, typographical or technical error, defect or inconsistency and such amendment shall become effective without any further action or the consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder which does not require the consent of each affected Lender (it being understood that any Commitments or Loans held or deemed held by any Defaulting Lender shall be excluded for a vote of the Lenders hereunder requiring any consent of less than all affected Lenders).

Notwithstanding the foregoing, this Agreement and the other Loan Documents may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrowers (i) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and Revolving Credit Exposures and the accrued interest and fees in respect thereof and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.

In addition, notwithstanding the foregoing, this Agreement and the other Loan Documents may be amended with the written consent of the Administrative Agent, the Borrowers and the Lenders providing the Replacement Term Loans (as defined below) to permit the refinancing of all outstanding Term Loans of any Class (“Refinanced Term Loans”) with a replacement term loan tranche (“Replacement Term Loans”) hereunder; provided that (a) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loans, (b) the Applicable Rate for such Replacement Term Loans shall not be higher than the Applicable Rate for such Refinanced Term Loans, (c) the Weighted Average Life to Maturity of such Replacement Term Loans shall not be shorter than the Weighted Average Life to Maturity of such Refinanced Term Loans at the time of such refinancing (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of the Term Loans) and (d) all other terms applicable to such Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loans than, those applicable to such Refinanced Term Loans (as determined by the applicable Borrower in good faith), except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Term Loans in effect immediately prior to such refinancing.

SECTION 9.03.  Expenses; Indemnity; Damage Waiver.

(a)        The Company (and, solely with respect to amounts relating to the European Revolving Credit Facility (solely with respect to amounts borrowed by any European Borrower), European Term A Loans, European Term A-1 Loans and any European Borrower, the Borrowers, jointly and severally) shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arrangers and their Affiliates, including the reasonable and documented fees, charges and disbursements of a single counsel for the Arrangers and the Administrative Agent (and, if necessary, one local counsel in each applicable jurisdiction and regulatory counsel), in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the relevant Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, any Issuing Bank or any Lender (limited to the reasonable and documented fees, charges and disbursements of a single counsel for the Administrative Agent and the Lenders, which counsel shall be selected by the Administrative Agent (and, if necessary, one local counsel in each applicable jurisdiction, regulatory counsel and one additional counsel for the affected parties in the event of a conflict of interest)), in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b)        The Company (and solely with respect to amounts relating to the European Revolving Credit Facility (solely with respect to amounts borrowed by any European Borrower), European Term A Loans, European Term A-1 Loans and any European Borrower, the Borrowers, jointly and severally) shall indemnify the Administrative Agent, the Arrangers, the Co-Syndication Agents, the Co-Documentation Agents, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related reasonable and documented out-of-pocket expenses, including the reasonable and documented fees, charges and disbursements of a single counsel for the Indemnitees selected by the Administrative Agent (and, if necessary, one local counsel in each applicable jurisdiction and one additional counsel for each affected Indemnitee in the event of a conflict of interest), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) to the extent relating to or arising from any of the foregoing, any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Company or any of its Subsidiaries, or any Environmental Liability related in any way to the Company or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto and whether brought by a Borrower, its equityholders or any third party; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or any of its officers, directors, employees or Controlling Persons.

(c)        To the extent that the Borrowers fail to pay any amount required to be paid by them to the Administrative Agent, an Issuing Bank or the Swingline Lender under clause (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the relevant Issuing Bank or the Swingline Lender, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, such Issuing Bank or the Swingline Lender in its capacity as such.

(d)        To the extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives, any claim against any other party hereto and any Indemnitee on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided, that this clause (d) shall in no way limit the Borrowers’ indemnification obligations set forth in clauses (a) and (b) of this Section 9.03.

(e)        All amounts due under this Section shall be payable not later than 60 days after written demand therefor; provided, however, that an Indemnitee shall promptly refund any amount received under this Section 9.03 to the extent that there is a final judicial or arbitral determination that such Indemnitee was not entitled to indemnification rights with respect to such payment pursuant to the express terms of this Section 9.03.

SECTION 9.04.  Successors and Assigns.

(a)        Successors and Assigns Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)        Assignments by Lenders.  Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Disbursement and in Swingline Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

  (i)        Minimum Amounts.

 (A)        in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitments of any Class and the Loans at the time owing to it of such Class or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

 (B)        in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Facility, or $1,000,000, in the case of any assignment in respect of the Term Loans unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.

 (ii)        Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not (A) apply to the Swingline Lender’s rights and obligations in respect of Swingline Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among separate Classes on a non-pro rata basis;

(iii)        Required Consents.  No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A)        the consent of the applicable Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default pursuant to Article VII(a), (b), (h) or (i) has occurred and is continuing at the time of such assignment or (2) such assignment is an assignment (x) of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund or (y) in respect of the Revolving Credit Facility by a Lender to an Affiliate of such Lender; provided that the applicable Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof;

(B)        the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) any

Commitment or (2) any Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund;

(C)        the consent of each Issuing Bank (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding);

(D)        the consent of the Swingline Lender and the Issuing Bank (such consents not to be unreasonably withheld or delayed) shall be required for any assignment in respect of a Revolving Credit Facility;

(iv)         Assignment and Assumption.  The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

 (v)         No Assignment to Borrowers.  No such assignment shall be made to a Borrower or any of the Borrowers’ Affiliates or Subsidiaries.

(vi)         No Assignment to Natural Persons or Defaulting Lenders.  No such assignment shall be made to a natural person or to Defaulting Lenders.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. Further, each European Borrower hereby expressly accepts and confirms, for the purposes of articles 1278 and 1281 of the Luxembourg civil code, that notwithstanding any assignment, transfer and/or novation permitted under, and made in accordance with, the provisions of this Agreement, any security provided pursuant to a Collateral Document to which such European Borrower is a party shall be preserved for the benefit of any new Lender.

(c)         Register.  The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts and interest thereon of the Loans and L/C Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)        Participations.  Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Disbursements and/or Swingline Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Lenders and the Issuing Bank shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in Section 9.02(b)(i) that affects such Participant. Subject to subsection (e) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 (subject to the requirements and limitations of such Sections and Section 2.18) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Sections 2.17 and 2.18 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts and interest thereon of each participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary in connection with a Tax audit or other proceeding to establish that any loans are in registered form for U.S. federal income tax purposes. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the Participant for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e)        Limitations upon Participant Rights.  A Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent that the Participant’s right to a greater payment results from a Change in Law after the Participant becomes a Participant.

(f)        Voting Participants.  Notwithstanding anything in this Section 9.04 to the contrary, any Farm Credit Lender that (i) has purchased a participation from any Lender that is a Farm Credit Lender in the minimum amount of $5,000,000 on or after the Original Closing Date, (ii) is, by written notice to the Borrower and the Administrative Agent (a “Voting Participant Notification”), designated by the selling Lender as being entitled to be accorded the rights of a voting participant hereunder (any Farm Credit Lender so designated being called a “Voting Participant”) and (iii) receives the prior written consent of the Borrower and the Administrative Agent to become a Voting Participant, shall be entitled to vote (and the voting rights of the selling Lender shall be correspondingly reduced), on a dollar for dollar basis, as if such Voting Participant were a Lender, on any matter requiring or allowing a Lender to provide or withhold its consent, or to otherwise vote on any proposed action, in each case, in lieu of the vote of the selling Lender; provided, however, that if such Voting Participant has at any time failed to fund any portion of its participation when required to do so and notice of such failure has been delivered by the selling Lender to the Administrative Agent, then until such time as all amounts of its participation required to have been funded have been funded and notice of such funding has been delivered by the selling Lender to the Administrative Agent, such Voting Participant shall not be entitled to exercise its voting rights pursuant to the terms of this clause (f), and the voting rights of the selling Lender shall not be correspondingly reduced by the amount of such Voting Participant’s participation. Notwithstanding the foregoing, each Farm Credit Lender designated as a Voting Participant on Schedule 9.04(f) hereto on the Restatement Effective Date shall be a Voting Participant without delivery of a Voting Participant Notification and without the prior written consent of the Borrowers and the Administrative Agent. To be effective, each Voting Participant Notification shall, with respect to any Voting Participant, (A) state the full name of such Voting Participant, as well as all contact information required of an assignee as set forth in Exhibit A, (B) state the dollar amount of the participation purchased and (C) include such other information as may be required by the Administrative Agent. The selling Lender and the Voting Participant shall notify the Administrative Agent and the Borrowers within three Business Days of any termination of, or reduction or increase in the amount of, such participation and shall promptly upon request of the Administrative Agent update or confirm there has been no change in the information set forth in Schedule 9.04(f) hereto on the Restatement Effective Date or delivered in connection with any Voting Participant Notification. The Borrowers and the Administrative Agent shall be entitled to conclusively rely on information provided by a Lender identifying itself or its participant as a Farm Credit Bank without verification thereof and may also conclusively rely on the information set forth in Schedule 9.04(f) hereto on the Restatement Effective Date, delivered in connection with any Voting Participant Notification or otherwise furnished pursuant to this clause (f) and, unless and until notified thereof in writing by the selling Lender, may assume that there have been no changes in the identity of Voting Participants, the dollar amount of participations, the contact information of the participants or any other information furnished to the Borrowers or the Administrative Agent pursuant to this clause (f). The voting rights hereunder are solely for the benefit of the Voting Participants and shall not inure to any assignee or participant of a Voting Participant.

(g)        Certain Pledges.  Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note(s), if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank having jurisdiction over such Lender; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(h)        Resignation as Issuing Bank or Swingline Lender after Assignment.  Notwithstanding anything to the contrary contained herein, if at any time any Revolving Lender assigns all of its Revolving Commitment and Revolving Loans pursuant to subsection (b) above, such Revolving Lender may, (i) upon 30 days’ notice to the Company and the Lenders, resign as an Issuing Bank and/or (ii) upon 30 days’ notice to the Company, resign as Swingline Lender. In the event of any such resignation as Issuing Bank or Swingline Lender, the Borrower shall be entitled to appoint from among the Lenders a successor Issuing Bank or Swingline Lender hereunder; provided, however, that no failure by the Company to appoint any such successor shall affect the resignation of the resigning Issuing Bank or Swingline Lender. If an Issuing Bank resigns as Issuing Bank, it shall retain all the rights, powers, privileges and duties of the Issuing Bank hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Issuing Bank and all L/C Disbursement with respect thereto (including the right to require the

Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.05(c)). If a Swingline Lender resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.04. Upon the appointment of a successor Issuing Bank and/or Swingline Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank or Swingline Lender, as the case may be, and (b) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the resigning Issuing Bank to effectively assume the obligations of the resigning Issuing Bank with respect to such Letters of Credit.

SECTION 9.05.  Survival.  All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Event, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. The provisions of Sections 2.14, 2.15, 2.16 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof.

SECTION 9.06.  Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or pdf shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9.07.  Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08.  Right of Setoff.

(a)        If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time upon notice to the Administrative Agent, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final and in whatever currency denominated) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrowers against any of and all the Obligations of the Borrowers now or hereafter existing under this Agreement or any other Loan Document held by such Lender or such Affiliate, irrespective of whether or not such Lender or such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured provided that, in the case of any deposits or other obligations for the credit or the account of any Foreign Subsidiary, such setoff may only be against any European Obligations. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender and its Affiliates may have.

(b)        To the extent that any payment by or on behalf of the Borrowers is made to the Administrative Agent, the Issuing Bank or any Lender or its Affiliates, or the Administrative Agent, the Issuing Bank or any Lender or its Affiliates exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the Issuing Bank or such Lender or its Affiliates in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and its Affiliates and the Issuing Bank severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment. The obligations of the Lenders and their respective Affiliates and the Issuing Bank under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

SECTION 9.09.  Governing Law; Jurisdiction; Consent to Service of Process.

(a)        This Agreement shall be construed in accordance with and governed by the law of the State of New York (without regard to the conflict of law principles thereof to the extent that the application of the laws of another jurisdiction would be required thereby).

(b)        Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The foregoing shall not affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement against any other party or its properties in the courts of any jurisdiction.

(c)        Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in clause (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)        Each party to this Agreement (including each European Borrower) irrevocably consents to service of process in the manner provided for notices in Section 9.01. Each European Borrower irrevocably designates and appoints the Company, as its authorized agent, to accept and acknowledge on its behalf, service of any and all process which may be served in any suit, action or proceeding of the nature referred to in Section 9.09(b) in any federal or New York State court sitting in New York City. The Company hereby represents, warrants and confirms that the Company has agreed to accept such appointment. Said designation and appointment shall be irrevocable by each European Borrower until all European Obligations hereunder and under the other Loan Documents shall have been paid in full in accordance with the provisions hereof and thereof. Each European Borrower hereby consents to process being served in any suit, action or proceeding of the nature referred to in Section 9.09(b) in any federal or New York State court sitting in New York City by service of process upon the Company as provided in this Section 9.09(d); provided that, to the extent lawful and possible, notice of said service upon such agent shall be mailed by registered or certified air mail, postage prepaid, return receipt requested, to the Company and (if applicable to) each European Borrower to the address of which such European Borrower shall have given written notice to the Administrative Agent (with a copy thereof to the Company). Each European Borrower irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service in such manner and agrees that such service shall be deemed in every respect effective service of process upon such European Borrower in any such suit, action or proceeding and shall, to the fullest extent permitted by law, be taken and held to be valid and personal service upon and personal delivery to such European Borrower. To the extent each European Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution of a judgment, execution or otherwise), each European Borrower hereby irrevocably waives such immunity in respect of its obligations under the Loan Documents. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11.  Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.12.  Confidentiality.  Each of the Administrative Agent, the Lenders and the Issuing Bank agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and shall have agreed to keep such Information confidential or shall be under a professional obligation to keep such Information confidential, in each case, on terms at least as restrictive as those set forth in this Section), (b)

to the extent requested or required by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process provided, that to the extent practicable and permitted by law, the Lender shall notify the Company of such disclosure so that the Company may seek, at the Company’s sole expense, a protective order or other appropriate remedy, (d) to any other party hereto, (e) to the extent reasonably necessary in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.19 or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to a Borrower and its obligations, (g) with the consent of the Company or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, the Issuing Bank or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. For purposes of this Section, “Information” means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Issuing Bank on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Administrative Agent, the Lenders and the Issuing Bank acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.

SECTION 9.13.  USA PATRIOT Act.  Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower and each other Loan Party, which information includes the name and address of the Borrowers and each other Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrowers and each other Loan Party in accordance with the Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

SECTION 9.14.  Interest Rate Limitation.  Notwithstanding anything to the contrary contained in any Loan Document, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable Law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable Law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this

Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.15.  No Fiduciary Duty.  In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers, the Co-Documentation Agents and the Co-Syndication Agents are arm’s-length commercial transactions between the Borrowers, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent, the Arrangers, the Co-Documentation Agents and the Co-Syndication Agents, on the other hand, (B) each of the Borrowers and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrowers and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, each Arranger, each Co-Documentation Agent, each Co-Syndication Agent and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower, any other Loan Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent nor any Arranger, Co-Documentation Agent, Co-Syndication Agent or Lender has any obligation to the Borrowers, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Arrangers, the Co-Documentation Agents, the Co-Syndication Agents, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent nor any Arranger, Co-Documentation Agent, Co-Syndication Agent or Lender has any obligation to disclose any of such interests to the Borrower, any other Loan Party or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrowers and the other Loan Parties hereby waives and releases any claims that it may have against the Administrative Agent, the Arrangers, the Co-Documentation Agents, the Co-Syndication Agents and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

SECTION 9.16.  Judgment Currency.  If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable law).

SECTION 9.17.  Electronic Execution of Assignments and Certain Other Documents.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other Committed Loan Notices, Swingline Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

SECTION 9.18.  Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Solely to the extent an EEA Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution that is a Lender or an Issuing Bank arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)         the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)         the effects of any Bail-in Action on any such liability, including, if applicable:

  (i)       a reduction in full or in part or cancellation of any such liability;

 (ii)       a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)       the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Schedule 1.01

Guarantors

ALCOFI INC.

Constellation Beers Ltd.

Constellation Brands Beach Holdings, Inc.

Constellation Brands SMO, LLC

Constellation Brands U.S. Operations, Inc.

Constellation Leasing, LLC

Constellation Marketing Services, Inc.

Constellation Services LLC

Constellation Trading Company, Inc.

Crown Imports LLC

Franciscan Vineyards, Inc.

Home Brew Mart, Inc.

Robert Mondavi Investments

The Hogue Cellars, Ltd.

Schedule 2.01

Commitments

Lender	U.S. Revolving Commitment	Applicable Percentage
Bank of America, N.A.	$5,000,000	3.333333333%
AG Star Financial Services, PCA	5,867,202.21	3.911468140%
CoBank, FCB	76,493,011.54	50.995341027%
Farm Credit Services of America, PCA	7,639,786.25	5.093190833%
Barclays Bank PLC	29,000,000	19.333333333%
Bank of Taiwan, New York Agency	6,000,000	4.000000000%
Capital Bank Corporation	6,000,000	4.000000000%
First Midwest Bank	5,400,000	3.600000000%
Stifel Bank & Trust	4,500,000	3.000000000%
FirstMerit Bank, N.A.	4,100,000	2.733333333%
Total	$150,000,000	100.0%

Lender	European Revolving Commitment	Applicable Percentage
Bank of America, N.A.	$108,450,000	10.845000000%
AG Star Financial Services, PCA	6,519,113.57	0.651911357%
CoBank, FCB	84,992,235.05	8.499223505%
Farm Credit Services of America, PCA	8,488,651.38	0.848865138%
Coöperatieve Rabobank U.A.	112,850,000	11.285000000%
Wells Fargo Bank, N.A.	64,800,000	6.480000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	57,000,000	5.700000000%
JPMorgan Chase Bank, N.A.	57,000,000	5.700000000%
M&T Bank	57,000,000	5.700000000%
Sumitomo Mitsui Banking Corporation	57,000,000	5.700000000%
TD Bank, N.A.	42,000,000	4.200000000%
SunTrust Bank	37,500,000	3.750000000%
Barclays Bank PLC	6,400,000	0.640000000%
Branch Banking and Trust Company	33,000,000	3.300000000%
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	27,000,000	2.700000000%
Fifth Third Bank	22,500,000	2.250000000%
Bank of the West	22,500,000	2.250000000%
HSBC Bank USA, N.A.	21,000,000	2.100000000%
The Bank of Nova Scotia	21,000,000	2.100000000%
PNC Bank, National Association	19,500,000	1.950000000%
U.S. Bank National Association	19,500,000	1.950000000%
Bank of Montreal	18,000,000	1.800000000%
Goldman Sachs Bank USA	45,000,000	4.500000000%
Credit Suisse AG, Cayman Islands Branch	15,000,000	1.500000000%
Mizuho Bank, Ltd.	10,500,000	1.050000000%
First Hawaiian Bank	6,600,000	0.660000000%
First Niagara Bank, N.A.	4,500,000	0.450000000%
WestPac Banking Corporation	4,500,000	0.450000000%
BNP Paribas	3,900,000	0.390000000%

Lender	European Revolving Commitment	Applicable Percentage
Huntington National Bank	3,000,000	0.300000000%
KeyBank, N.A.	1,500,000	0.150000000%
The Northern Trust Company	1,500,000	0.150000000%
Total	$1,000,000,000	100.0%

Lender	European Term A-1 Loan Commitment	Applicable Percentage
Bank of America, N.A.	$40,000,000	5.714285714%
Coöperatieve Rabobank U.A.	25,000,000	3.571428571%
Wells Fargo Bank, N.A.	40,000,000	5.714285714%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	40,000,000	5.714285714%
JPMorgan Chase Bank, N.A.	40,000,000	5.714285714%
M&T Bank	30,000,000	4.285714286%
Sumitomo Mitsui Banking Corporation	30,000,000	4.285714286%
TD Bank, N.A.	36,750,000	5.250000000%
SunTrust Bank	25,000,000	3.571428571%
Barclays Bank PLC	30,000,000	4.285714286%
Branch Banking and Trust Company	20,000,000	2.857142857%
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	40,000,000	5.714285714%
Fifth Third Bank	20,000,000	2.857142857%
Bank of the West	15,000,000	2.142857143%
HSBC Bank USA, N.A.	25,000,000	3.571428571%
Scotiabank (Ireland) Limited	25,000,000	3.571428571%
PNC Bank, National Association	13,000,000	1.857142857%
U.S. Bank National Association	9,500,000	1.357142857%
Bank of Montreal	11,750,000	1.678571429%
Goldman Sachs Bank USA	50,000,000	7.142857143%
Credit Suisse AG, Cayman Islands Branch	10,000,000	1.428571429%
Mizuho Bank, Ltd.	7,000,000	1.000000000%
First Hawaiian Bank	4,300,000	0.614285714%
The Bank of East Asia, Limited, New York Branch	29,150,000	4.164285714%
Capital One, National Association	3,000,000	0.428571429%
Stifel Bank & Trust	10,000,000	1.428571429%
WestPac Banking Corporation	3,000,000	0.428571429%
BNP Paribas	2,550,000	0.364285714%
The Huntington National Bank	20,000,000	2.857142857%
Eastern Bank	5,000,000	0.714285714%
First Commercial Bank, Ltd., A Republic of China Bank Acting Through Its Los Angeles Branch	20,000,000	2.857142857%
Washington Federal, N.A.	20,000,000	2.857142857%
Total	$700,000,000	100.0%

Schedule 2.05

Existing Letters of Credit

Company	Beneficiary	L/C#	Issuing Bank	Applicable Revolving Credit Facility
Constellation Brands, Inc.	Safety National Casualty Corp.	T00000068088641	Bank of America, N.A.	U.S. Revolving Credit Facility
Constellation Brands, Inc.	Lumbermens Mutual CA	T00000068074440	Bank of America, N.A.	U.S. Revolving Credit Facility
Constellation Brands, Inc.	Zurich-American Insurance Company	T00000068075212	Bank of America, N.A.	U.S. Revolving Credit Facility
Constellation Brands, Inc.	Ace American Insurance	T00000068095590	Bank of America, N.A.	U.S. Revolving Credit Facility
Constellation Brands, Inc.	National Union Fire Insurance Company	T00000068109229	Bank of America, N.A.	U.S. Revolving Credit Facility
Constellation Brands, Inc.	Royal Trust - RCA for Ed Arnold	S18572/70765	The Bank of Nova Scotia	European Revolving Credit Facility
Constellation Brands, Inc.	2725312 Canada Inc. c/o Bentall Real Estate Services LP	S18572/341159	The Bank of Nova Scotia	European Revolving Credit Facility

Schedule 3.01

Subsidiaries1,2,3

Name	Jurisdiction of Incorporation or Formation	Percentage of issued and outstanding Equity Interests Owned by Borrower and its Subsidiaries	Nature of Issued and Outstanding Interests	Type of Subsidiary
ALCOFI INC.	New York	100% of all Equity interests	N/A	Specified Domestic Subsidiary
Constellation Beers Ltd.	Maryland	100% of all Equity Interests	N/A	Specified Domestic Subsidiary
Constellation Leasing, LLC	New York	100% of all Equity Interests	N/A	Specified Domestic Subsidiary
Constellation Services LLC	Delaware	100% of all Equity Interests	N/A	Specified Domestic Subsidiary
Constellation Wines U.S., Inc.	New York	100% of all Equity Interests	N/A	Specified Domestic Subsidiary
Franciscan Vineyards, Inc.	Delaware	100% of all Equity Interests	N/A	Specified Domestic Subsidiary
Robert Mondavi Investments	California	100% of all Equity Interests	N/A	Specified Domestic Subsidiary
Spirits Marque One LLC	Delaware	100% of all Equity Interests	N/A	Specified Domestic Subsidiary
Constellation International Holdings Limited	New York	100% of all Equity Interests	N/A	Foreign Holding Company
CWI Holdings LLC	New York	100% of all Equity Interests	N/A	Foreign Holding Company
3112751 Nova Scotia Company	Nova Scotia	100% of all Equity Interests	N/A
CB International Finance S.a.r.l.	Luxembourg	100% of all Equity Interests	N/A
CB Nova Scotia ULC	Nova Scotia	100% of all Equity Interests	N/A
Constellation Canada Limited Partnership	Ontario	100% of all Equity Interests	N/A
Constellation New Zealand Limited	New Zealand	100% of all Equity Interests	N/A
Nobilo Holdings	New Zealand	100% of all Equity Interests	N/A
Ruffino S.r.l.	Italy	100% of all Equity Interests	N/A

1 The Borrower has commitments and obligations to issue shares of its capital stock under certain stock option plans, incentive plans, compensation plans, employee stock purchase plans and other stock-based plans, each of which is publicly filed, and options and other rights to acquire shares of capital stock of the Borrower are held by various Persons pursuant to such plans. As set forth in the Borrower’s Certificate of Incorporation, as amended, which has been publicly filed, shares of Class B common stock and Class 1 common stock of the Borrower are convertible into shares of Class A common stock of the Borrower.

2 In certain cases, the registered owner may have preemptive rights in the shares of the Subsidiary.

3 Constellation Capital LLC and 3112751 Nova Scotia Company are parties to a Subscription Agreement under which Constellation Capital LLC may acquire certain shares of 3112751 Nova Scotia Company.

Name	Jurisdiction of Incorporation or Formation	Percentage of issued and outstanding Equity Interests Owned by Borrower and its Subsidiaries	Nature of Issued and Outstanding Interests	Type of Subsidiary
Schenley Distilleries Inc./ Les Distilleries Schenley Inc.	Canada	100% of all Equity Interests	N/A
Tenimenti Ruffino S.r.l.	Italy	100% of all Equity Interests	N/A
Vincor International Inc.	Canada	100% of all Equity Interests	N/A
Vincor (Quebec) Inc.	Quebec	100% of all Equity Interests	N/A
Constellation Trading Company, Inc.	New York	100% of all Equity Interests	N/A	Immaterial Subsidiary[4]
Inniskillin Wines Inc.	Ontario	100% of all Equity Interests	N/A	Immaterial Subsidiary
Nobilo Vintners Limited	New Zealand	100% of all Equity Interests	N/A	Immaterial Subsidiary
Spagnol’s Wine & Beer Making Supplies Ltd.	Canada	100% of all Equity Interests	N/A	Immaterial Subsidiary
The Hogue Cellars, Ltd.	Washington	100% of all Equity Interests	N/A	Immaterial Subsidiary[4]
Vincor International IBC Inc.	Barbados	100% of all Equity Interests	N/A	Immaterial Subsidiary

4 The Borrower will cause this Subsidiary to become a Guarantor.

Schedule 3.06

Disclosed Matters

None.

Schedule 6.01

Existing Indebtedness

Loan/Financing Agreements

1.	Phase Three Project Financing Agreement, dated as of February 14, 2012, between IBM Credit LLC and Constellation Brands, Inc., providing a credit facility in an amount of up to $10,000,000.

2.	Revolving Credit Facility Letter Agreement, dated June 28, 2006, between Rabobank Nederland, Canadian Branch, and Vincor International Inc., as amended from time to time, providing a revolving credit facility in an amount up to C$86,000,000.

3.	Revolving Cash Advance Facility, dated November 30, 2009, between Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. and Constellation New Zealand Limited, as amended from time to time, providing a revolving credit facility in an amount up to NZ$10,000,000.

4.	Revolving Credit Facility Letter Agreement, dated October 5, 2011, between Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. and Ruffino S.r.l., providing a revolving credit facility in an amount up to €70,000,000.

5.	Scotia Connect Online Service Request Wire Payments Addendum dated March 28, 2007 and CAD Overdraft Facility with a maximum available amount of USD 10 million (overdraft line of credit facility).

6.	Revolving Credit Facility Letter Agreement, dated November 27, 2012, between Bank of America, National Association, Milan Branch, and Ruffino S.r.l., providing a revolving credit facility in an amount up to €9,000,000.

Indentures

1.	Indenture, dated as of August 15, 2006, among the Borrower, as issuer, the guarantors signatory thereto and BNY Midwest Trust Company, as trustee (the “2006 Indenture”).

2.	Supplemental Indenture No. 1 to the 2006 Indenture, dated as of August 15, 2006, with respect to the 7.25% Senior Notes in the amount of $700,000,000, due in 2016, by and among the Borrower, as issuer, the guarantors named therein and BNY Midwest Trust Company, as trustee.

3.	Indenture with respect to the 7.25% Senior Notes in the amount of $700,000,000 due in 2017, dated as of May 14, 2007, among the Borrower, as issuer, the guarantors signatory thereto and The Bank of New York Trust Company, N.A., as trustee.

4.	Supplemental Indenture No. 4 to the 2006 Indenture, dated as of December 5, 2007, with respect to the 8 3⁄8% Senior Notes in the amount of $500,000,000 due in 2014, by and among the Borrower, as issuer, the guarantors named therein and The Bank of New York Trust Company, N.A. (as successor to BNY Midwest Trust Company), as trustee.

5.	Indenture, dated as of April 17, 2012, among the Borrower, as issuer, the guarantors signatory thereto and Manufacturers and Traders Trust Company, as trustee (the “2012 Indenture”).

6.	Supplemental Indenture No. 1 to the 2012 Indenture, dated as of April 17, 2012, with respect to the 6% Senior Notes in the amount of $600,000,000, due in 2022, by and among the Borrower, as issuer, the guarantors signatory thereto and Manufacturers and Traders Trust Company, as trustee.

Guarantees

1.	Guaranty, dated December 29, 2011, issued by Constellation Brands, Inc., guaranteeing the obligations of Crown Imports LLC under a certain Office Lease (as amended and/or assigned from time to time) between Crown Imports LLC and South Dearborn, LLC.

2.	Guarantee, dated October 7, 2008, issued by Robert Mondavi Investments, guaranteeing the obligations of Opus One Winery, LLC under the Bank of America, N.A. Loan Agreement, up to $19,300,000.

3.	Guaranty, dated December 9, 2009, issued by Constellation International Holdings Limited, guaranteeing the obligations of Constellation Capital LLC under the 3112751 Nova Scotia Company Subscription Agreement.

4.	Constellation Wines U.S., Inc. remains responsible for obligations under the Califland lease, dated on or around April 1, 2007, which Constellation Wines U.S., Inc. assigned to The Wine Group, LLC.

5.	Constellation Wines U.S., Inc. remains responsible for obligations under the Can-Am Produce, Inc. lease, dated on or around April 1, 2007, which Constellation Wines U.S., Inc. assigned to The Wine Group, LLC.

6.	Guaranty of Payment Agreement for Individual Accounts without Limits, dated July 20, 2012, issued by Constellation Brands, Inc., guaranteeing to American Express Travel Related Services Company, Inc. the payment of all amounts owed under American Express Corporate Cards issued to certain employees of Constellation Brands, Inc. or its Subsidiaries.

7.	Guaranty of Payment Agreement for Individual Accounts without Limits, dated April 19, 2013, issued by Constellation Brands, Inc., guaranteeing to American Express Travel Related Services Company, Inc. the payment of all amounts owed under American Express Corporate Cards issued to certain employees of Constellation Brands, Inc. or its Subsidiaries.

Letters of Credit

1.	Letter of Credit #99.95 issued by Banco di Brescia for the account of Ruffino and for the benefit of Agenzia delle Dogane – Duty Tax Office.

2.	Letter of Credit #393.95 issued by Banco di Brescia for the account of Ruffino and for the benefit of Agenzia delle Dogane – Duty Tax Office.

3.	Letter of Credit #1/12670 issued by Banco di Brescia for the account of Ruffino and for the benefit of Agenzia delle Dogane – Duty Tax Office.

4.	Letter of Credit #1/37208 issued by Banco di Brescia for the account of Tenimenti Ruffino and for the benefit of ARTEA – Capital Contributions Vineyard Equ.

5.	Letter of Credit #1/37209 issued by Banco di Brescia for the account of Tenimenti Ruffino and for the benefit of ARTEA – Capital Contributions Vineyard Equ.

6.	Letter of Credit #1/37242 issued by Banco di Brescia for the account of Tenimenti Ruffino and for the benefit of ARTEA – Capital Contributions Vineyard Equ.

7.	Letter of Credit #3/37242 issued by Banco di Brescia for the account of Tenimenti Ruffino and for the benefit of ARTEA – Capital Contributions Vineyard Equ.

8.	Letter of Credit #2/37242 issued by Banco di Brescia for the account of Tenimenti Ruffino and for the benefit of ARTEA – Capital Contributions Vineyard Equ.

9.	Letter of Credit #0029.0745794.09 issued by La Fondiaria – SAI for the account of Tenimenti Ruffino and for the benefit of ARTEA – Capital Contributions Vineyard Equ.

10.	Letter of Credit #820-427-3 issued by Banco Popolare di Bergamo for the account of Tenimenti Ruffino and for the benefit of Municipality of Greve in Chianti – Road Works.

11.	Letter of Credit #0029.5100023.14 issued by La Fondiaria – SAI for the account of Ruffino and for the benefit of Agenzia delle Entrate – VAT Reimbursement.

12.	Letter of Credit #0029.0743900.46 issued by La Fondiaria – SAI for the account of Ruffino and for the benefit of Agenzia delle Entrate – VAT Reimbursement.

13.	Letter of Credit #0029.5101801.84 issued by La Fondiaria – SAI for the account of Ruffino and for the benefit of Agenzia delle Entrate – VAT Reimbursement.

14.	Letter of Credit #08384/8200/00551354 issued by Banca Intesa Sanpaolo for the account of Ruffino and for the benefit of A.G.E.A. – OCM Grant Regione Toscana.

15.	Letter of Credit #08384/8200/00551360 issued by Banca Intesa Sanpaolo for the account of Ruffino and for the benefit of A.G.E.A. – OCM Grant National.

16.	Letter of Credit #n. 28828 pos Toscana 19 2012/2013 issued by Rabobank for the account of Ruffino and for the benefit of A.G.E.A. – OCM Grant Regione.

17.	Letter of Credit #n. 26680 pos Nazionali 23 2012/2013 issued by Rabobank for the account of Ruffino and for the benefit of A.G.E.A. – OCM Grant National.

18.	Letter of Credit #0029.5101623.82 issued by La Fondiaria – SAI for the account of Tenimenti Ruffino and for the benefit of ARTEA-Capital Contributions Vineyard Equ.

19.	Letter of Credit #0029.5101622.84 issued by La Fondiaria – SAI for the account of Tenimenti Ruffino and for the benefit of ARTEA-Capital Contributions Vineyard Equ.

20.	Letter of Credit #0029.5101734.73 issued by La Fondiaria – SAI for the account of Tenimenti Ruffino and for the benefit of ARTEA-Capital Contributions Vineyard Equ.

Capital Leases5 (in an aggregate principal amount of $44,490,618.41, as of February 28, 2013)

1.	Xerox lease (including Statement of Work, Services and Solutions Agreement and Services & Solutions Order), dated July 15, 2011, between Constellation Brands, Inc. and Xerox Corporation.

2.	Pitney Bowes Global Financial Services Lease Agreement, dated June 30, 2011, between Constellation Brands, Inc. and Pitney Bowes.

3.	RMAP Master Lease Agreement, dated March 11, 2005, between Constellation Brands, Inc. and Ricoh Corporation.

4.	Master Equipment Lease Agreement No. 36264, dated as of September 4, 2007, between Constellation Wines U.S., Inc. and Banc of America Leasing & Capital, LLC (successor to Fleet Capital Corporation) (including, without limitation, Lease Schedule No. 41375-11500-004 and Lease Schedule No. 41375-11500-005).

5.	Master Equipment Lease, dated October 6, 2010, between Constellation Wines U.S., Inc. (successor-by-assignment to Constellation Brands, Inc.) and Manufacturers and Traders Trust Company.

6.	Master Equipment Lease, dated January 11, 2010, between Constellation Wines U.S., Inc. and Watts Equipment Company.

7.	Master Equipment Lease, dated August 8, 2011, between Constellation Wines U.S., Inc. and Farm Credit Leasing Services Corporation.

8.	Master Equipment Lease, dated August 15, 2011, between Constellation Wines U.S., Inc. and Wells Fargo Equipment Finance, Inc.

9.	Xerox lease (including Statement of Work, Services and Solutions Agreement and Services & Solutions Order), dated August 25, 2011, between Vincor International Inc. and Xerox Canada Ltd.

10.	Master Equipment Lease, dated July 18, 2007, between Constellation Wines U.S., Inc. and De Lage Landen Financial Services, Inc.

Miscellaneous

1.	Investments listed on Schedule 6.05(g) that also constitute Indebtedness for purposes of Section 6.01 of this Agreement.

2.	Global Commercial Services Account Agreement, dated September 22, 2010, among American Express Travel Related Services Company, Inc. and its Global Related Entities, Constellation Brands, Inc., Crown Imports LLC and certain subsidiaries of Constellation Brands, Inc.

5 Including all schedules entered into on or prior to February 28, 2013.

Schedule 6.02

Existing Liens6

1.	Liens arising under the capital leases set forth on Schedule 6.01 under the heading “Capital Leases”.

6 All operating and synthetic leases of the Borrower and its Subsidiaries have been omitted.

Schedule 6.05(g)

Investments

Joint Ventures

1.	Crown Imports LLC (50% owned by Constellation Beers Ltd.).

2.	Opus One Winery LLC (50% owned by Robert Mondavi Investments).

3.	Wicer, LLC (33.46% owned by Constellation Brands U.S. Operations, Inc. (f/k/a Constellation Wines U.S., Inc.)).[7]

4.	Accolade Wines Holdings Europe Limited (less than 19.9% owned by Constellation International Holdings Limited).[7]

5.	Accolade Wines Holdings Australia Pty Ltd ACN 103 359 299 (less than 19.9% owned by CWI Holdings LLC).[7]

6.	L.O. Smith AB (9.99% owned by Constellation Brands SMO, LLC (f/k/a Spirits Marque One LLC)).[7]

7.	Crew Wine Company LLC (35% owned by CBUS Crew Holdings, Inc.).[7]

8.	Valleyfield Vineyard Partnership (60% owned by Nobilo Vintners Limited).[7]

9.	Springfield Partnership (24.9% owned by Nobilo Vintners Limited).[7]

10.	Kikowhero Partnership (50% owned by Nobilo Vintners Limited).[7]

11.	Okanagan Wine Shops Limited (66.7% owned by Constellation Brands Canada, Inc. (f/k/a Vincor International Inc.)).[7]

12.	Nk’Mip Cellars Inc. (a minority interest is owned by Constellation Brands Canada, Inc. (f/k/a Vincor International Inc.)).[7]

13.	Okanagan Estate Cellars Ltd. (25% owned by Constellation Brands Canada, Inc. (f/k/a Vincor International Inc.)).[7]

14.	Brant Oil & Gas Company Limited (57% owned by Constellation Brands Canada, Inc. (f/k/a Vincor International Inc.)).[7]

15.	Osoyoos Larose Estate Winery Ltd. (50% owned by Constellation Brands Canada, Inc. (f/k/a Vincor International Inc.)).[7]

Miscellaneous

1.	Indebtedness listed on Schedule 6.01 that also constitutes an Investment for purposes of Section 6.05 of this Agreement.

7 All ownership percentages are approximate.

Schedule 9.01

Notices

BORROWER:

Constellation Brands, Inc.

207 High Point Drive, Bldg. 100

Victor, NY 14564

Attn: Treasurer

Facsimile: 585-678-7108

with a copy to:

Constellation Brands, Inc.

207 High Point Drive, Bldg. 100

Victor, NY 14564

Attn: General Counsel

Facsimile: 585-678-7118

and

Nixon Peabody LLP

100 Summer Street

Boston, MA 02110

Attn: Craig Mills, Esq.

Phone: 617-345-1219

Facsimile: 866-947-1553

Email: cmills@nixonpeabody.com

if to Original European Borrower or Additional European Borrower, an additional copy to:

5, rue Guillaume Kroll,

L-1882, Luxembourg

LUXEMBOURG

Attn: Category A Manager

ADMINISTRATIVE AGENT:

Administrative Agent’s Office

(for payments and Borrowing Requests)

Monique Haley

Bank of America, N.A.

Mail Code NC1-001-05-46

One Independence Center

101 N Tryon St

Charlotte, NC 28255

Phone: 980-388-1043

Facsimile: 704-719-8510

Email: monique.haley@baml.com

Other Notices as Administrative Agent:

Rosanne Parsill

Bank of America, N.A.

Mail Code: IL4-135-09-61

135 South LaSalle Street

Chicago, Illinois 60603

Phone: 312-923-1639

Facsimile: 877-206-8429

Email: rosanne.parsill@baml.com

With a copy to:

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10005

Attention: Corey Wright, Esq.

Phone: 212-701-3165

Facsimile: 212-378-2544

Email: cwright@cahill.com

and

Colleen M. O’Brien

Bank of America, N.A.

Mail Code PA9-600-53-00

600 Grant Street, 53rd Floor

Pittsburgh, PA 15219

Tel 412-338-8745

Fax 312-453-6274

Email: colleen.m.o’brien@baml.com

ISSUING BANK:

Alfonso Malave

Bank of America, N.A.

Mail Code: PA6-580-02-30

One Fleet Way

Scranton, PA 18507

Phone: 570-496-9622

Facsimile: 800-755-8743

Email: tradeclientserviceteamus@baml.com

Jessica Levine

Scotiabank

Global Wholesale Operations

720 King Street West, 2nd floor

Toronto, ON, Canada M5V 2T3

Phone: 416.649.4064

Facsimile: 212.225.5708

Email: jessica.levine@scotiabank.com

SWINGLINE LENDER:

Monique Haley

Bank of America, N.A.

Mail Code NC1-001-05-46

One Independence Center

101 N Tryon St

Charlotte, NC 28255

Phone: 980-388-1043

Facsimile: 704-719-8510

Email: monique.haley@baml.com

Schedule 9.04 (f)

Voting Participants

Participant	Commitment
AgChoice Farm Credit, FLCA	$10,000,000.00
900 Bent Creek Blvd.
Mechanicsburg, PA 17050
Joshua Larock
jlarock@agchoice.com

AgFirst Farm Credit Bank	$63,500,000.00
1901 Main Street
Columbia, SC 29201
Steve O’Shea
Phone 803-753-2212
soshea-servicing@agfirst.com

American AgCredit, FLCA	$35,000,000.00
5560 South Broadway
Eureka, California 95503
Ed Adams
Phone 707-521-4121
eadams@agloan.com

Badgerland Financial, FLCA	$17,000,000.00
2600 Jenny Wren Trail
Sun Prairie, WI 53590
Anthony G. Endres
Phone (608) 825-2465
anthony.endres@badgerlandfinancial.com

Farm Credit Bank of Texas	$71,000,000.00
4801 Plaza on the Lake Drive
Austin, TX 78746
Chris Levine
Phone 512-465-0607
chris.levine@farmcreditbank.com

Farm Credit Mid-America, FLCA, f/k/a
Farm Credit Services of Mid America, FLCA	$60,000,000.00
1601 UPS Drive
Louisville, KY 40223
Tabatha Hamilton
Phone 502-420-3786
tabatha.hamilton@e-farmcredit.com

Farm Credit East, ACA	$8,585,548.00
240 south Road
Enfield, CT 06082
Scott G. Kenney
Phone 207-784-0193

clactivity@farmcrediteast.com

Farm Credit of New Mexico, FLCA	$12,000,000.00
5651 Balloon Fiesta Pkwy NE
Albuquerque, NM 87113
Clarissa Shiver
Phone 505-875-6084
Clarissa.shiver@farmcreditnm.com

United FCS, FLCA dba FCS Commercial
Finance Group
600 Highway 169 South	$48,050,000.00
Suite 850
Minneapolis, MN 55426
Daniel Best
Phone 952-428-7942
daniel.best@farmcredit.com

1st Farm Credit Services	$44,000,000.00
1560 Wall Street, Suite 221
Naperville, IL 60563
Dale Richardson
Phone: 630-300-0590/ Internal Extension 27228
drichar@1stfarmcredit.com

Fresno-Madera Production Credit Association	$10,000,000.00
4635 West Spruce
Fresno, CA 93722
Robert Herrick
Phone 559-276-4887
robert.herrick@fmfarmcredit.com

Greenstone Farm Credit Services, FLCA	$26,500,000.00
3515 West Road
East Lansing, MI 48823
Jeff Pavlik
Phone 517-318-4130
Jeff.pavlik@greenstonefcs.com

Yosemite Land Bank, FLCA	$15,000,000.00
800 W Monte Vista Avenue
Turlock, CA 95382
Walter Gray
Phone 209-667-2366
WGG@yosemiteFarmCredit.com

FINAL VERSION

EXHIBIT A

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] hereunder are several and not joint.] Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate]
[Approved Fund] of [identify Lender]]

3.	Borrower[s]:	[Constellation Brands, Inc.] [CIH International S.à r.l.] [CIH Holdings S.à r.l.]

4.	Administrative Agent:	Bank of America, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement:	Fourth Amended and Restated Credit Agreement, dated as of March 10, 2016, and as further amended, amended and restated, supplemented or otherwise modified from time to time, among Constellation Brands, Inc., CIH International S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B 176.850 with a share capital of US$1,000,000, CIH Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B 176.841 with a share capital of US$25,050, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swingline Lender and Issuing Bank.

6.          Assigned Interest:

Assignor[s]	Assignee[s]	Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans	CUSIP Number
			$	$	%
			$	$	%
			$	$	%

[7.         Trade Date:                                                                  ]

Effective Date:                                     , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Name:
Title:

[Consented to and] Accepted:

BANK OF AMERICA, N.A., as
Administrative Agent

By:
Name:
Title:

[Consented to:]

By:
Name:
Title:

[Consented to:

CONSTELLATION BRANDS, INC.

By:
Name:
Title:[1]

CIH INTERNATIONAL S.À R.L..

By:
Name:
Title:[2]

CIH HOLDINGS S.À R.L.

By:
Name:
Title:3]

[1]	To be included only if Company consent is required.
[2]	To be included only if Original European Borrower consent is required.
[3]	To be included only if Additional European Borrower consent is required.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.         Representations and Warranties.

1.1.      Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.      Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 9.04(b)(iii), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 9.04(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01(a) and (b) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.         Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.       General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York without regard to the conflict of law principles thereof to the extent that the application of the laws of another jurisdiction would be required thereby.

EXHIBIT B-1

FORM OF U.S. TERM A NOTE

                      ,

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to                                             or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of the U.S. Term A Loan from time to time made by the Lender to the Borrower under that certain Fourth Amended and Restated Credit Agreement, dated as of March 10, 2016 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, CIH International S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg and CIH Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and the Issuing Bank.

The Borrower promises to pay interest on the unpaid principal amount of the U.S. Term A Loan made by the Lender from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This U.S. Term A Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This U.S. Term A Note is also entitled to the benefits of the Guarantee Agreement and the Pledge Agreements and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this U.S. Term A Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. The U.S. Term A Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this U.S. Term A Note and endorse thereon the date, amount, currency and maturity of its Loans and payments with respect thereto.

The Borrower hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this U.S. Term A Note.

THE ASSIGNMENT OF THIS U.S. TERM A NOTE AND ANY RIGHTS WITH RESPECT THERETO IS SUBJECT TO THE PROVISIONS OF THE AGREEMENT INCLUDING THE PROVISIONS GOVERNING THE REGISTER AND THE PARTICIPANT REGISTER.

THIS U.S. TERM A NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

B-1-1

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS TERM A NOTE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.

CONSTELLATION BRANDS, INC.

By:
Name:
Title:

B-1-2

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Currency and Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

B-1-3

EXHIBIT B-2

FORM OF U.S. TERM A-1 NOTE

                      ,

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to                                             or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of the U.S. Term A-1 Loan from time to time made by the Lender to the Borrower under that certain Fourth Amended and Restated Credit Agreement, dated as of March 10, 2016 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, CIH International S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg and CIH Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and the Issuing Bank.

The Borrower promises to pay interest on the unpaid principal amount of the U.S. Term A-1 Loan made by the Lender from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This U.S. Term A-1 Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This U.S. Term A-1 Note is also entitled to the benefits of the Guarantee Agreement and the Pledge Agreements and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this U.S. Term A-1 Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. The U.S. Term A-1 Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this U.S. Term A-1 Note and endorse thereon the date, amount, currency and maturity of its Loans and payments with respect thereto.

The Borrower hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this U.S. Term A-1 Note.

THE ASSIGNMENT OF THIS U.S. TERM A-1 NOTE AND ANY RIGHTS WITH RESPECT THERETO IS SUBJECT TO THE PROVISIONS OF THE AGREEMENT INCLUDING THE PROVISIONS GOVERNING THE REGISTER AND THE PARTICIPANT REGISTER.

THIS U.S. TERM A-1 NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

B-2-1

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS U.S. TERM A-1 NOTE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.

CONSTELLATION BRANDS, INC.

By:
Name:
Title:

B-2-2

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Currency and Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

B-2-3

EXHIBIT B-3

FORM OF U.S. REVOLVING NOTE

                      ,

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to                                             or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each U.S. Revolving Loan from time to time made by the Lender to the Borrower under that certain Fourth Amended and Restated Credit Agreement, dated as of March 10, 2016 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, CIH International S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg and CIH Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and the Issuing Bank.

The Borrower promises to pay interest on the unpaid principal amount of each U.S. Revolving Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. Except as otherwise provided in Section 2.04(f) of the Agreement with respect to Swingline Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in the currency in which such Loan was denominated in Same Day Funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This U.S. Revolving Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This U.S. Revolving Note is also entitled to the benefits of the Guarantee Agreement and the Pledge Agreements and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this U.S. Revolving Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. U.S. Revolving Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this U.S. Revolving Note and endorse thereon the date, amount, currency and maturity of its U.S. Revolving Loans and payments with respect thereto.

The Borrower hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this U.S. Revolving Note.

THIS U.S. REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF

B-3-1

THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS U.S. REVOLVING NOTE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.

CONSTELLATION BRANDS, INC.

By:
Name:
Title:

B-3-2

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Currency and Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

B-3-3

EXHIBIT B-4

FORM OF EUROPEAN REVOLVING NOTE

                      ,

FOR VALUE RECEIVED, Constellation Brands, Inc., a Delaware corporation (the “U.S. Borrower”), CIH International S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B 176.850 with a share capital of US$1,000,000 (the “Original European Borrower”) and CIH Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B 176.841 with a share capital of US$25,050 (the “Additional European Borrower” and, together with the Original European Borrower and the U.S. Borrower, the “Borrowers”), hereby promise to pay to                                             or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each European Revolving Loan from time to time made by the Lender to the applicable Borrower under that certain Fourth Amended and Restated Credit Agreement, dated as of March 10, 2016 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrowers, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and the Issuing Bank.

The applicable Borrower promises to pay interest on the unpaid principal amount of each European Revolving Loan made to it from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. Except as otherwise provided in Section 2.04(f) of the Agreement with respect to Swingline Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in the currency in which such Loan was denominated in Same Day Funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This European Revolving Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This European Revolving Note is also entitled to the benefits of the Guarantee Agreement and the Pledge Agreements and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this European Revolving Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. European Revolving Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this European Revolving Note and endorse thereon the date, amount, currency and maturity of its European Revolving Loans and payments with respect thereto.

The applicable Borrower hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this European Revolving Note.

THIS EUROPEAN REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE

B-4-1

CONFLICT OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS EUROPEAN REVOLVING NOTE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. TO THE EXTENT THE ORIGINAL EUROPEAN BORROWER OR ADDITIONAL EUROPEAN BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER FROM SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF A JUDGMENT, EXECUTION OR OTHERWISE), THE ORIGINAL EUROPEAN BORROWER AND ADDITIONAL EUROPEAN BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

CONSTELLATION BRANDS, INC.

By:
Name:
Title:

CIH INTERNATIONAL S.À R.L.

By:
Name:
Title:

CIH HOLDINGS S.À R.L.

By:
Name:
Title:

B-4-2

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Currency and Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

B-4-3

EXHIBIT B-5

FORM OF EUROPEAN TERM A-1 NOTE

                      ,

FOR VALUE RECEIVED, the undersigned, a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B 176.841 with a share capital of US$25,050 (the “Additional European Borrower”), hereby promises to pay to                                        or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of the European Term A-1 Loan from time to time made by the Lender to the Additional European Borrower under that certain Fourth Amended and Restated Credit Agreement, dated as of March 10, 2016 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Additional European Borrower, CIH International S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B 176.850 with a share capital of US$1,000,000, Constellation Brands, Inc., a Delaware corporation, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and the Issuing Bank.

The Additional European Borrower promises to pay interest on the unpaid principal amount of the European Term A-1 Loan made by the Lender from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This European Term A-1 Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This European Term A-1 Note is also entitled to the benefits of the Guarantee Agreement and the Pledge Agreements and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this European Term A-1 Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. The European Term A-1 Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this European Term A-1 Note and endorse thereon the date, amount, currency and maturity of its Loans and payments with respect thereto.

The Additional European Borrower hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this European Term A-1 Note.

THE ASSIGNMENT OF THIS EUROPEAN TERM A-1 NOTE AND ANY RIGHTS WITH RESPECT THERETO IS SUBJECT TO THE PROVISIONS OF THE AGREEMENT INCLUDING THE PROVISIONS GOVERNING THE REGISTER AND THE PARTICIPANT REGISTER.

B-5-1

THIS EUROPEAN TERM A-1 NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS EUROPEAN TERM A-1 NOTE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. TO THE EXTENT THE ADDITIONAL EUROPEAN BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER FROM SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF A JUDGMENT, EXECUTION OR OTHERWISE), THE ADDITIONAL EUROPEAN BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

CIH HOLDINGS S.À R.L.

By:
Name:
Title:

B-5-2

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Currency and Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

B-5-3

EXHIBIT B-6

FORM OF EUROPEAN TERM A NOTE

                      ,

FOR VALUE RECEIVED, the undersigned, a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B 176.850 with a share capital of US$1,000,000 (the “Original European Borrower”), hereby promises to pay to                                             or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of the European Term A Loan from time to time made by the Lender to the Original European Borrower under that certain Fourth Amended and Restated Credit Agreement, dated as of March 10, 2016 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Original European Borrower, Constellation Brands, Inc., a Delaware corporation, CIH Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg , having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B 176.841 with a share capital of US$25,050, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and the Issuing Bank.

The Original European Borrower promises to pay interest on the unpaid principal amount of the European Term A Loan made by the Lender from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This European Term A Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This European Term A Note is also entitled to the benefits of the Guarantee Agreement and the Pledge Agreements and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this European Term A Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. The European Term A Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this European Term A Note and endorse thereon the date, amount, currency and maturity of its Loans and payments with respect thereto.

The Original European Borrower hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this European Term A Note.

THE ASSIGNMENT OF THIS EUROPEAN TERM A NOTE AND ANY RIGHTS WITH RESPECT THERETO IS SUBJECT TO THE PROVISIONS OF THE AGREEMENT INCLUDING THE PROVISIONS GOVERNING THE REGISTER AND THE PARTICIPANT REGISTER.

B-6-1

THIS EUROPEAN TERM A NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS EUROPEAN TERM A NOTE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. TO THE EXTENT THE ORIGINAL EUROPEAN BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER FROM SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF A JUDGMENT, EXECUTION OR OTHERWISE), THE ORIGINAL EUROPEAN BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

CIH INTERNATIONAL S.À R.L.

By:
Name:
Title:

B-6-2

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Currency and Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

B-6-3

EXHIBIT C

[Reserved]

C-1

EXHIBIT D

[Reserved]

D-1

EXHIBIT E

FORM OF COMMITTED LOAN NOTICE

Date:                       ,

To:        Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Fourth Amended and Restated Credit Agreement, dated as of March 10, 2016 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Constellation Brands, Inc., a Delaware corporation (the “U.S. Borrower”), CIH International S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B 176.850 with a share capital of US$1,000,000 (the “Original European Borrower”), CIH Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B 176.841 with a share capital of US$25,050 (the “Additional European Borrower”), the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and the Issuing Bank.

The undersigned hereby requests (select one):

☐          A Borrowing of [U.S. Revolving][European Revolving][U.S. Term A][U.S. Term A-1][European Term A][European Term A-1] Loans

☐          A conversion or continuation of [U.S. Revolving][European Revolving][U.S. Term A][U.S. Term A-1][European Term A][European Term A-1] Loans

1.	On (a Business Day).

2.	In the amount of

3.	Comprised of

[Type and Class of Loan requested]

4.	For Eurodollar Loans: with an Interest Period of months[1].

5.	To

[Account Number]

[1]	One, two, three or six months (or any period as may be agreed to by the Administrative Agent and all applicable Lenders, as elected by the applicable Borrower).

E-1

[The [U.S.][European] Revolving Loan Borrowing requested herein complies with Section 2.01(c) of the Agreement]2

The [U.S.][Original European][Additional European] Borrower hereby represents and warrants that the conditions specified in Sections 4.02(a) and (b) shall be satisfied on and as of the date of the applicable Credit Event.3

[CONSTELLATION BRANDS, INC.

By:
Name:
Title:]

[CIH INTERNATIONAL S.À R.L.

By:
Name:
Title:]

[CIH HOLDINGS S.À R.L.

By:
Name:
Title:]

[2]	Include this sentence in the case of a Revolving Loan Borrowing.
[3]	Include only when requesting a Borrowing, not when requesting a conversion or continuation.

E-2

EXHIBIT F

FORM OF SWINGLINE LOAN NOTICE

Date:                       ,

To: Bank of America, N.A., as Swingline Lender

       Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Fourth Amended and Restated Credit Agreement, dated as of March 10, 2016 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Constellation Brands, Inc., a Delaware corporation (the “U.S. Borrower”), CIH International S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B 176.850 with a share capital of US$1,000,000 (the “Original European Borrower”), CIH Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B 176.841 with a share capital of US$25,050 (the “Additional European Borrower”), the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and the Issuing Bank.

The undersigned hereby requests a [U.S.][European] Swingline Loan:

1.        On                                                         (a Business Day).

2.        In the amount of $                                  .1

The [U.S.][European] Swingline Loan Borrowing requested herein complies with the requirements of Section 2.04(a) of the Agreement.

The [U.S.][Original European][Additional European] Borrower hereby represents and warrants that the conditions specified in Sections 4.02(a) and (b) shall be satisfied on and as of the date of the applicable Credit Event.

[CONSTELLATION BRANDS, INC.

By:
Name:
Title:]

[1]	Minimum of $100,000.

F-1

[CIH INTERNATIONAL S.À R.L.

By:
Name:
Title:]

[CIH HOLDINGS S.À R.L.

By:
Name:
Title:]

F-2

EXHIBIT G

FORM COMPLIANCE CERTIFICATE

Financial Statement Date:          ,

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Fourth Amended and Restated Credit Agreement, dated as of March 10, 2016 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Constellation Brands, Inc., a Delaware corporation (the “Company”), CIH International S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B 176.850 with a share capital of US$1,000,000 (the “Original European Borrower”), CIH Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Luxembourg trade and companies register under number B 176.841 with a share capital of US$25,050 (the “Additional European Borrower” and together with the Company and the Original European Borrower, the “Borrowers”), the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and the Issuing Bank.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                  of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.          The Company has delivered the year-end audited financial statements required by Section 5.01(a) of the Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.          The Company has delivered the unaudited financial statements required by Section 5.01(b) of the Agreement for the fiscal quarter of the Company ended as of the above date. Such financial statements fairly present in all material respects the financial condition and results of operations of the Company and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.          A review of the activities and condition (financial or otherwise) of the Borrowers during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrowers performed and observed all their Obligations under the Loan Documents, and

[select one of the following for fiscal year-end financial statements:]

[to the knowledge of the undersigned after reasonable inquiry, during such fiscal period the Borrowers performed and observed each covenant and condition of the Loan Documents applicable to it, including but not limited to Section 5.09 of the Agreement, and no Default has occurred and is continuing.]

––or––

[to the knowledge of the undersigned after reasonable inquiry, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

[include the following for fiscal year-end financial statements if not providing a new Perfection Certificate Supplement (except during a Collateral Suspension Period):]

[There has been no change in the information set forth in the last Perfection Certificate Supplement most recently delivered to the Administrative Agent.]

[select one of the following for fiscal quarter-end financial statements:]

[to the knowledge of the undersigned after reasonable inquiry, during such fiscal period the Borrowers performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

––or––

[to the knowledge of the undersigned after reasonable inquiry, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

3.          The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                     ,                           .

CONSTELLATION BRANDS, INC.

By:
Name:
Title:

For the Quarter/Year ended                                 (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

I.	Section 6.09(a) – Consolidated Interest Coverage Ratio.
A.	Consolidated EBITDA:
1.	Consolidated Net Income	$
plus, without duplication, to the extent deducted in determining Consolidated Net Income:

2.	Interest expense,
3.	Expense and provision for taxes paid or accrued,
4.	depreciation,
5.	amortization (including amortization of intangibles),
6.	non-cash charges recorded in respect of impairment of goodwill or long-term assets,
7.	any other non-cash items (including non-cash costs or expenses in respect of impairments of goodwill, non-cash charges pursuant to any management equity plan and non-cash charges pursuant to SFAS 158) except to the extent representing an accrual for future cash outlays,

8.	without duplication, income of any non-wholly-owned Subsidiaries and deductions attributable to minority interests,
9.	extraordinary or unusual charges and expenses,
10.	expenses incurred in connection with any Permitted Acquisition, investment (including without limitation, the Acquisition), asset disposition, issuance or repayment of debt, issuance of equity securities, refinancing transaction or amendment or other modification of any debt instrument (in each case, including any such transaction consummated prior to the Restatement Effective Date and any such transaction undertaken but not completed, and including transaction expenses incurred in connection therewith),

11.	any contingent or deferred payments (including earn-out payments, non-compete payments and consulting payments but excluding ongoing royalty payments) made in connection with any Permitted Acquisition:
minus, to the extent included in Consolidated Net Income, the sum of:

12.	any unusual, or extraordinary income or gains,

13.	any other non-cash income (except to the extent representing an accrual for future cash income),

14.	Consolidated EBITDA for four fiscal quarters (“Test Period”)	$

B.	Consolidated Interest Expense:
The sum, for the Company and its Consolidated Subsidiaries (determined on a consolidated basis in accordance with GAAP) of:

1.	all interest in respect of Indebtedness (including the interest component of any payments in respect of Capital Lease Obligations) accrued during such period (whether or not actually paid during such period) determined after giving effect to the net amount paid (or received) under Swap Agreements relating to any such Indebtedness, minus, the sum of:

2.	all interest income during such period,
3.	to the extent included in clause (1) above, the amount of write-offs of deferred financing fees, expensing of bridge commitments and amounts paid on early terminations of Swap Agreements,

4.	Consolidated Cash Interest Expense for Test Period:

C.	Consolidated Interest Coverage Ratio (Line I.A.14 ÷Line I.B.4):
D.	Covenant Requirement:		Greater than or equal to 2.50 to 1.0

II.	Section 6.09(b) – Consolidated Net Leverage Ratio.
	A.	Consolidated Total Net Indebtedness:	$
	B.	Consolidated EBITDA (Line I.A.14 above):	$
	C.	Consolidated Leverage Ratio (Line II.A ÷ Line II.B):	[ ] to 1
Maximum permitted [5.50][5.75][4.00] to 1.0[1]

[1]	Select appropriate leverage ratio based on Section 6.09 of the Agreement.

EXHIBIT H-1

[FORM OF]

UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Treated As Partnerships For

U.S. Federal Income Tax Purposes)

Reference is made to that certain Fourth Amended and Restated Credit Agreement, dated as of March 10, 2016 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Constellation Brands, Inc., a Delaware corporation (the “Company”), CIH International S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg (the “Original European Borrower”), CIH Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg (the “Additional European Borrower”), the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and the Issuing Bank. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Pursuant to the provisions of Section 2.16(d) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Company within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to the Company as described in Section 881(c)(3)(C) of the Code and (v) no payments in connection with any Loan Document are effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Company with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent and (2) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF LENDER]

By:
Name:
Title:

Date:                 , 20[    ]

H-1-1

EXHIBIT H-2

[FORM OF]

UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Treated As Partnerships For

U.S. Federal Income Tax Purposes)

Reference is made to that certain Fourth Amended and Restated Credit Agreement, dated as of March 10, 2016 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Constellation Brands, Inc., a Delaware corporation (the “Company”), CIH International S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg (the “Original European Borrower”), CIH Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg (the “Additional European Borrower”), the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and the Issuing Bank. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Pursuant to the provisions of Section 2.16(d) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any note(s) evidencing such Loan(s)), (iii) none of the undersigned nor any of its direct or indirect applicable partners/members is a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Company within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Company as described in Section 881(c)(3)(C) of the Code and (vi) no payments in connection with any Loan Document are effectively connected with the undersigned’s or its direct or indirect partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Company with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent and (2) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF LENDER]

By:
Name:
Title:

Date:                  , 20[    ]

H-2-1

EXHIBIT H-3

[FORM OF]

UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Treated As Partnerships For

U.S. Federal Income Tax Purposes)

Reference is made to that certain Fourth Amended and Restated Credit Agreement, dated as of March 10, 2016 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Constellation Brands, Inc., a Delaware corporation (the “Company”), CIH International S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg (the “Original European Borrower”), CIH Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg (the “Additional European Borrower”), the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and the Issuing Bank. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Pursuant to the provisions of Sections 2.16(d) and 9.04(d) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Company within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to the Company as described in Section 881(c)(3)(C) of the Code and (v) no payments in connection with any Loan Document are effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:                  , 20[    ]

H-3-1

EXHIBIT H-4

[FORM OF]

UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Treated As Partnerships For

U.S. Federal Income Tax Purposes)

Reference is made to that certain Fourth Amended and Restated Credit Agreement, dated as of March 10, 2016 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Constellation Brands, Inc., a Delaware corporation (the “Company”), CIH International S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg (the “Original European Borrower”), CIH Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg (the “Additional European Borrower”), the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and the Issuing Bank. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Pursuant to the provisions of Sections 2.16(d) and 9.04(d) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) neither the undersigned nor any of its direct or indirect partners/members is a ‘bank” within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Company within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Company as described in Section 881(c)(3)(C) of the Code and (vi) no payments in connection with any Loan Document are effectively connected with the undersigned’s or its direct or indirect partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF PARTICIPANT

By:
Name:
Title:

Date:                  , 20[    ]

H-4-1